UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
THE WENDY’S COMPANY
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The Wendy’s Company One Dave Thomas Boulevard Dublin, Ohio 43017 (614) 764-3100

April 3, 2025

Dear Fellow Stockholders:

You are cordially invited to join us at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of The Wendy’s Company (the “Company”), which will be held virtually through a live webcast on Wednesday, May 21, 2025 at 11:00 a.m. (Eastern Time). We believe the live webcast will provide greater accessibility and a consistent experience to our stockholders and allow all stockholders with Internet connectivity to participate in the Annual Meeting regardless of location. At our virtual Annual Meeting, stockholders who held shares as of the record date, March 24, 2025, will be able to attend and participate. Please visit www.proxydocs.com/WEN for more details. The Board of Directors and management hope that you will be able to participate in the virtual Annual Meeting. The business to be conducted at the Annual Meeting is described in the Notice of 2025 Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”).

Please be advised that prior registration at www.proxydocs.com/WEN is required to attend and participate in the virtual Annual Meeting. Upon completing your registration (which will require the control number included in your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials) you will receive further instructions via email, including your unique links that will allow you to access, submit questions for and vote at the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person.

We encourage you to participate in the virtual Annual Meeting. For further information on how to participate in the virtual Annual Meeting, please see “Additional Details Regarding the Annual Meeting” on page 7 of the Proxy Statement. Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Please promptly cast your vote by completing and returning your proxy card in the enclosed envelope or to the address indicated on your proxy card or voting instruction form. You may also cast your vote by telephone or via the Internet as described in the instructions included with your proxy materials. If you attend the virtual Annual Meeting and wish to vote your shares electronically during the Annual Meeting, you may revoke your previously submitted proxy as explained in the Proxy Statement.

Thank you for your continued support and investment in The Wendy’s Company.

Sincerely,

KIRK TANNER
President and Chief Executive Officer

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 21, 2025, 11:00 a.m. (Eastern Time)

Virtual Meeting Only – No Physical Meeting Location

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of The Wendy’s Company (the “Company”) will be held virtually through a live webcast on Wednesday, May 21, 2025 at 11:00 a.m. (Eastern Time). We believe the live webcast will provide greater accessibility and a consistent experience to our stockholders and allow all stockholders with Internet connectivity to participate in the Annual Meeting regardless of location. See “Annual Meeting Attendance and Participation” below for additional details.

ITEMS OF BUSINESS

At the Annual Meeting, you will be asked to:

(1)	Elect 10 directors to hold office until the Company’s next annual meeting of stockholders;

(2)	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025;

(3)	Vote on an advisory resolution to approve executive compensation;

(4)	Vote on three stockholder proposals described in the accompanying proxy statement, if properly presented at the meeting; and

(5)	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE

The record date for the Annual Meeting is March 24, 2025. Only holders of record of shares of the Company’s common stock at the close of business on the record date are entitled to vote on all business transacted at the Annual Meeting or any adjournment or postponement thereof.

VOTING YOUR PROXY

Your vote is important! Stockholders are cordially invited to attend and participate in the virtual Annual Meeting via our live webcast. Whether or not you plan to attend the virtual Annual Meeting, please promptly complete and return your proxy card in the enclosed envelope, or submit your proxy by telephone or via the Internet as described in your proxy card or voting instruction form. As described below, you may also vote electronically at the virtual Annual Meeting if you register, attend and participate in the virtual Annual Meeting.

ANNUAL MEETING ATTENDANCE AND PARTICIPATION

Please be advised that prior registration at www.proxydocs.com/WEN is required to attend and participate in the virtual Annual Meeting. Upon completing your registration (which will require the control number included in your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials) you will receive further instructions via email, including your unique links that will allow you to access, submit questions for and vote at the virtual Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, you must obtain a valid proxy from your bank or brokerage firm in order to submit your vote at the virtual Annual Meeting. For further information on how to register, attend and participate in the virtual Annual Meeting, please see “Additional Details Regarding the Annual Meeting” on page 7 of the Proxy Statement.

By Order of the Board of Directors:

JOHN MIN

Chief Legal Officer and Secretary

April 3, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to be held on May 21, 2025: This Notice of Annual Meeting of Stockholders, the Proxy Statement
and the 2024 Annual Report to Stockholders are available at www.proxydocs.com/WEN.

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ii  The Wendy’s Company 2025 Proxy Statement

FORWARD-LOOKING STATEMENTS

This proxy statement contains certain statements that are not historical facts, including statements regarding the Company’s future performance. Those statements, as well as statements preceded by, followed by, or that include the words “will,” “may,” “believes,” “intends,” “plans,” “expects,” “anticipates,” or similar expressions constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The forward-looking statements are based on the Company’s expectations at the time, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These factors include, but are not limited to, the factors identified in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission. For all forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.

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The Wendy’s Company One Dave Thomas Boulevard Dublin, Ohio 43017 (614) 764-3100

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT SUMMARY

This summary highlights information about The Wendy’s Company (“Wendy’s”, the “Company”, “we”, “us” or “our”) and certain information contained elsewhere in this Proxy Statement for the Company’s 2025 Annual Meeting of Stockholders to be held virtually on Wednesday, May 21, 2025 at 11:00 a.m. (Eastern Time), and any adjournment or postponement thereof (the “Annual Meeting”). This summary does not contain all of the information that you should consider in voting your shares, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s 2024 performance, please review the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2024 (the “2024 Form 10-K”). References in this Proxy Statement to “2024,” “2023,” “2022” and other years refer to the Company’s fiscal year for the respective period indicated. Websites referenced throughout this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of, and is not incorporated by reference into, this Proxy Statement.

ANNUAL MEETING DETAILS

The accompanying proxy is being solicited by the Board of Directors of The Wendy’s Company in connection with the Annual Meeting, which will be held virtually through a live webcast on Wednesday, May 21, 2025 at 11:00 a.m. (Eastern Time). We believe the live webcast will provide greater accessibility and a consistent experience to our stockholders and allow all stockholders with Internet connectivity to participate in the Annual Meeting regardless of location.

Please be advised that prior registration at www.proxydocs.com/WEN is required to attend and participate in the virtual Annual Meeting. Upon completing your registration (which will require the control number included in your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials) you will receive further instructions via email, including your unique links that will allow you to access, submit questions for and vote at the virtual Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, you must obtain a valid proxy from your bank or brokerage firm in order to submit your vote at the virtual Annual Meeting.

On or about April 4, 2025, this Proxy Statement and an accompanying proxy card will first be mailed to stockholders or made available to stockholders electronically via the Internet at www.proxydocs.com/WEN and on our Investor Relations website at www.irwendys.com/financials/annual-report-and-proxy.

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HOW TO CAST YOUR VOTE

Voting by Proxy Without Participating in the Virtual Annual Meeting:

Even if you plan to participate in the virtual Annual Meeting, please cast your vote as soon as possible in one of the following ways:

Internet	Telephone	Mail
Visit www.proxypush.com/WEN. You will need the control number included in your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Call 855-686-4803. You will need the control number included in your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Complete, sign and date your proxy card or voting instruction form and return it in the envelope provided or to the address indicated on your proxy card or voting instruction form.

Voting by Participating in the Virtual Annual Meeting:

You may vote your shares electronically during the virtual Annual Meeting even if you have previously submitted your vote. To vote at the virtual Annual Meeting, you must register at www.proxydocs.com/WEN in order to attend and participate in the virtual Annual Meeting. Upon completing your registration (which will require the control number included in your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials) you will receive further instructions via email, including your unique links that will allow you to access, submit questions for and vote at the virtual Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, you must obtain a valid proxy from your bank or brokerage firm in order to submit your vote at the virtual Annual Meeting.

VOTING MATTERS AND BOARD RECOMMENDATIONS

	BOARD PROPOSALS	BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)

Proposal 1:	Election of 10 directors.	FOR each nominee	13

Proposal 2:	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.	FOR	100

Proposal 3:	Advisory resolution to approve executive compensation.	FOR	102

	STOCKHOLDER PROPOSALS	BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)

Proposal 4:	Stockholder proposal regarding an emissions reduction assessment, if properly presented at the Annual Meeting.	AGAINST	104

Proposal 5:	Stockholder proposal regarding worker-driven social responsibility, if properly presented at the Annual Meeting.	AGAINST	108

Proposal 6:	Stockholder proposal regarding single-use plastics, if properly presented at the Annual Meeting.	AGAINST	112

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DIRECTOR NOMINEES

The following table provides summary information about our 10 director nominees. Additional information about each nominee’s experience, qualifications, attributes and skills can be found under the caption “Proposal 1—Election of Directors.”

NAME	AGE	DIRECTOR SINCE	OCCUPATION	INDEPENDENT	CURRENT BOARD COMMITTEES (1)(2)	OTHER PUBLIC COMPANY BOARDS

Arthur B. Winkleblack	67	2016	Former Executive Vice President and Chief Financial Officer of H. J. Heinz Company	✓	Audit, CI, Executive+, NCG+	1
Peter W. May	82	1993 (3)	President and Founding Partner of Trian Fund Management, L.P.	✓	CI+, C&HC, CSR, Executive, Tech+	—
Matthew H. Peltz	42	2015	Partner of Trian Fund Management, L.P.		CI, CSR+, Executive, Tech	—
Wendy C. Arlin	54	2023	Former Executive Vice President and Chief Financial Officer of Bath & Body Works, Inc.	✓	Audit+, C&HC	2
Michelle Caruso- Cabrera	56	2023	Chief Executive Officer of MCC Global Enterprises and CNBC Contributor	✓	Audit, CSR	—
Kristin A. Dolan	58	2017	Chief Executive Officer of AMC Networks Inc.	✓	NCG, Tech	1
Richard H. Gomez	55	2021	Executive Vice President and Chief Commercial Officer of Target Corporation	✓	C&HC, Tech	—
Michelle “Mich” J. Mathews-Spradlin	58	2015	Former Chief Marketing Officer and Senior Vice President of Microsoft Corporation	✓	C&HC, NCG, Tech	1
Peter H. Rothschild	69	2010	Partner, East Wind Advisors, LLC	✓	Audit, C&HC+, Executive, NCG	—
Kirk Tanner	56	2024	President and Chief Executive Officer of The Wendy’s Company		CI, Executive	1

+	Committee Chair

(1)	CI: Capital and Investment; C&HC: Compensation and Human Capital; CSR: Corporate Social Responsibility; NCG: Nominating and Corporate Governance; Tech: Technology.

(2)	It is anticipated that the Board of Directors will review and determine committee assignments at the Board’s organizational meeting immediately following the Annual Meeting.

(3)

Mr. May has been a director of the Company since September 2008, when the Company commenced its current business – the ownership and franchising of the Wendy’s® restaurant system. Mr. May served as a director of the Company’s predecessor companies from April 1993 until September 2008 when Wendy’s International, Inc. merged with Triarc Companies, Inc., the predecessor to The Wendy’s Company.

  The Wendy’s Company 2025 Proxy Statement  3

CORPORATE GOVERNANCE HIGHLIGHTS

We are committed to maintaining strong corporate governance practices as a critical component of driving sustained stockholder value. The Company’s Board of Directors (the “Board of Directors” or the “Board”) continually monitors emerging best practices in corporate governance to serve the interests of our stockholders.

Retirement of Nelson Peltz, Chairman of the Board

As previously disclosed, in September 2024, Nelson Peltz, the non-executive Chairman of the Company’s Board, informed the Company of his resignation from the Board in order to devote more time to his other board commitments and the future activities of Trian Fund Management, L.P. (“Trian Partners”), of which he is Chief Executive Officer and a Founding Partner. Mr. Peltz served with distinction in shaping the direction of the Company and its predecessors, with his leadership and strategic acumen contributing to the Company’s growth and success. Following his resignation, the Board conferred upon Mr. Peltz the honorary title of Chairman Emeritus, in recognition of his long-time leadership, counsel, guidance and contributions to the Board and the Company.

Subsequently, the Board, upon the recommendation of the Nominating and Corporate Governance Committee and effective upon Mr. Peltz’s departure from the Board, designated Arthur B. Winkleblack, the Company’s Lead Independent Director, as non-executive Chairman of the Company’s Board. Mr. Winkleblack had served as Lead Independent Director of the Board since October 2023 and has been a member of the Board since 2016. Mr. Peltz expressed to the Company his strong support for the Company’s Chief Executive Officer, Kirk Tanner, his belief that the Company was well-positioned for future success under Mr. Tanner’s leadership and the stewardship of the Board, and his confidence that the Company was in good hands for further growth and success, including Mr. Winkleblack’s deep experience on the Company’s Board. See “Corporate Governance—Board Leadership Structure and Executive Sessions” for additional details on the Board’s leadership structure.

Adoption of Policy on Director Time Commitments

Furthermore, during 2024, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, adopted limitations on other board service to ensure that the Company’s directors are able to devote sufficient time, energy and effort to serving the Company, and to reflect corporate governance best practices. See “Corporate Governance—Limitation on Other Board Service” for additional details.

Highlights of our current governance practices are set forth in the following tables.

BOARD OF DIRECTORS	STOCKHOLDER INTERESTS	EXECUTIVE COMPENSATION

•  Annual election of directors.

•  Majority voting for directors in uncontested elections with director resignation policy.

•  Separation of our Board Chair and Chief Executive Officer.

•  Independent Board Chair.

•  Lead Independent Director with robust duties (if the Board Chair is not an independent director).

•  Majority independent Board.

•  Fully independent key Board committees.

•  Regularly scheduled executive sessions of non-employee and independent directors.

•  Approximately 98% Board and committee meeting attendance in 2024.

•  Active Board and committee oversight of risk management.

•  Comprehensive Corporate Governance Guidelines and Code of Business Conduct and Ethics.

•  Limited number of outside public company boards on which our directors can serve.

•  Annual limit on cash and equity awards granted to non-employee directors under our 2020 Omnibus Award Plan.

•  No stockholder rights plan or “poison pill.”

•  Stockholders have the ability to act by written consent.

•  Stockholders have the ability to call special meetings.

•  No supermajority voting requirements.

•  No exclusive forum selection clause.

•  Amended and Restated Certificate of Incorporation provides stockholders with a “proxy access” right that is aligned with market practices.

•  No fee-shifting By-Law provisions.

•  Annual say-on-pay advisory vote.

•  Strong pay-for-performance philosophy with emphasis on variable, performance-based compensation.

•  Multiple performance metrics used in incentive plans.

•  Limited perquisites and benefits.

•  Engage independent outside compensation consultants.

•  Utilize comprehensive clawback policies that go beyond the minimum requirements of Nasdaq listing standards to cover detrimental conduct generally.

•  No speculative trading, hedging or derivative transactions in our Common Stock.

•  “Double trigger” required for change in control equity vesting.

•  Significant stock ownership and retention guidelines for executive officers and directors.

4  The Wendy’s Company 2025 Proxy Statement

2024 YEAR IN REVIEW

Early in 2024, the Company completed a transition of the Chief Executive Officer role. As previously disclosed, the Board appointed Kirk Tanner as the Company’s new President and Chief Executive Officer, succeeding Todd Penegor. The Company believes Mr. Tanner provides a strong leadership foundation to foster the next stage of the Company’s continued growth and achievement of our strategic goals, building on the strong growth in sales, earnings and new restaurant counts achieved under Mr. Penegor’s leadership.

Under Mr. Tanner’s leadership, the Company delivered growth in 2024 under its new brand promise, Fresh Famous Food…Made Right…For You. The Company is proud to have delivered its 14th consecutive year of global same-restaurant sales growth as Wendy’s continued to expand its breakfast business, launched impactful innovation, invested in technology to expand digital sales and opened new restaurants across the globe, while restructuring the leadership team to drive improved accountability and operational excellence.

Furthermore, in March 2025, the Company held an Investor Day where it discussed the three pillars of its growth strategy, including:

•

Doubling Down on Fresh, Famous Food: Guided by its customer first approach and enduring commitment to providing the highest quality food at great value, Wendy’s is expanding into areas of the greatest opportunity in the market, updating craveable core menu items, driving impactful innovation, and delivering uniquely relevant branding, marketing and collaborations.

•

Delivering an Exceptional Customer Experience: Wendy’s is executing with a new level of operational intensity to strive for an in-restaurant and digital experience that is perfect every time. This includes creating a more compelling customer experience, prioritizing convenience through seamless digital and technology integration, and raising the level of hospitality, consistency and executional excellence across the global system.

•

Accelerating Global Unit Growth: Wendy’s is deploying a global new unit expansion strategy to meet the growing demand for Wendy’s across the globe. Through a “globally great, locally even better” approach, the Company is investing in key markets and globalizing its supply chain to build stronghold positions to fuel growth and deliver Wendy’s fresh famous food at scale.

2024 EXECUTIVE COMPENSATION PROGRAM HIGHLIGHTS

Our executive compensation program is designed to support the Company’s business objectives by linking executive compensation to the Company’s attainment of annual and multiyear operating and financial goals, individual performance and the creation of long-term stockholder value. In accordance with our pay-for-performance philosophy, variable, performance-based incentives constituted the most significant portion of total direct compensation for 2024 for our Chief Executive Officer and other Named Executive Officers as a group, as shown below.

The pay mixes shown above exclude the value of one-time awards given to new NEOs who joined the Company in 2024. “Other NEO Pay Mix” does not reflect compensation paid to Todd Penegor or Gunther Plosch, who departed the Company in 2024.

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The primary components of our 2024 executive compensation program are summarized in the following table and further described in the “Compensation Discussion and Analysis” section of this Proxy Statement.

ELEMENT	VARIABLE	FORM	PERFORMANCE MEASURE	PURPOSE

Base Salary	No	Cash	—	Attract and retain highly qualified executives by providing a competitive level of fixed cash compensation that reflects the experience, responsibilities and performance of each executive.
Annual Cash Incentives	Yes	Cash	• Adjusted EBITDA (50%) • Global Same-Restaurant Sales Growth (30%) • Free Cash Flow (20%)	Align executive pay with Company performance by motivating and rewarding executives over a one-year period based on the achievement of strategic business objectives.
Long-Term Equity Incentives	Yes	Equity • Performance Units (60%) • Stock Options (25%) • Restricted Stock Units (15%)	• Global Systemwide Sales (50%) • Three-Year Relative Total Stockholder Return (50%)

Align the interests of executives with the interests of stockholders and retain highly qualified executives by motivating and rewarding executives to achieve multiyear strategic business objectives. Create a direct link between executive pay and the long-term performance of our Common Stock.

We encourage you to read the Compensation Discussion and Analysis in this Proxy Statement for a detailed discussion of how our executive compensation program was designed and implemented in 2024 to achieve our overall compensation objectives. Stockholders should also review the 2024 Summary Compensation Table and other related compensation tables, notes and narratives in this Proxy Statement, which provide detailed information regarding the compensation of our NEOs for 2024.

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ADDITIONAL DETAILS REGARDING THE ANNUAL MEETING

ANNUAL MEETING LOG IN INSTRUCTIONS

Because we have adopted a completely virtual format for the Annual Meeting, there is no physical meeting location. To participate in the virtual Annual Meeting, holders of shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), at the close of business on March 24, 2025 (the record date for the Annual Meeting), must register at www.proxydocs.com/WEN prior to the start of the meeting in order to attend and participate in the virtual Annual Meeting. Upon completing your registration (which will require the control number included in your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials) you will receive further instructions via email, including your unique links that will allow you to access, submit questions for and vote at the virtual Annual Meeting. Approximately 60 minutes prior to the meeting, you will receive an email with your unique link that will provide you access to the virtual Annual Meeting. Online access to the live website will then open approximately 15 minutes prior to the start of the Annual Meeting. We recommend that you log in to the Annual Meeting several minutes before its scheduled start time.

Stockholders who hold shares of our Common Stock in a joint account may attend and participate in the virtual Annual Meeting by following the steps described above. If you are the representative of a trust or corporation, limited liability company, partnership or other legal entity that holds shares of our Common Stock, you will need the control number included in the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials of that legal entity to register for the virtual Annual Meeting in order to attend and participate, as described above.

Only stockholders as of the March 24, 2025 record date who have followed the registration steps as described above, along with Company guests, will be able to attend and participate in the virtual Annual Meeting.

SUBMITTING QUESTIONS AND VOTING YOUR SHARES AT THE ANNUAL MEETING

Submitting Questions. Stockholders as of the record date who attend and participate in the virtual Annual Meeting can submit questions electronically until the start of the meeting at www.proxydocs.com/WEN when completing the registration steps described above. In addition, stockholders as of the record date who attend and participate in the virtual Annual Meeting will also have an opportunity to submit questions via the Internet during the live Q&A portion of the meeting. The Company will use reasonable efforts to answer all questions pertinent to meeting matters during the virtual Annual Meeting, subject to time constraints and the rules of conduct for the Annual Meeting (which will be available on our Investor Relations website at www.irwendys.com/financials/annual-report-and-proxy). If we receive questions on similar topics, we may group such questions together and provide a single response to avoid repetition.

Voting Your Shares. Stockholders as of the record date for the Annual Meeting who attend and participate in the virtual Annual Meeting will have an opportunity to vote their shares electronically at the meeting even if they have previously submitted their vote.

TECHNICAL SUPPORT

We will have technicians ready to assist you with any difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing or participating in the virtual Annual Meeting, please contact the technical support email address displayed on the virtual Annual Meeting registration page at www.proxydocs.com/WEN or call the technical support number that will be listed in the virtual Annual Meeting access email that pre-registered stockholders will receive approximately 60 minutes prior to the start of the virtual Annual Meeting. Technical support will be available starting at approximately 10:00 a.m. (ET) on May 21, 2025 and will remain available until 30 minutes after the virtual Annual Meeting has concluded.

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VOTING YOUR PROXY

When a stockholder returns a proxy card that is properly signed and dated, the shares represented by the proxy card will be voted by the persons named as proxies in the proxy card in accordance with the stockholder’s instructions. If a stockholder returns a signed and dated proxy card without contrary voting instructions, the shares represented by the proxy card will be voted as recommended by the Board of Directors. The Company does not have cumulative voting.

Pursuant to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and By-Laws (as amended and restated, the “By-Laws”), business transacted at the Annual Meeting is limited to the purposes stated in the Notice of Annual Meeting of Stockholders and any other matters that may properly come before the Annual Meeting. Except for the proposals described in this Proxy Statement, no other matters currently are intended to be brought before the Annual Meeting by the Company or, to our knowledge, any other person. The proxy being solicited by the Board, however, conveys discretionary authority to the persons named as proxies in the proxy card to vote on any other matters that may properly come before the Annual Meeting. A proxy may be revoked by a stockholder at any time prior to the time it is voted by giving notice of revocation either personally or in writing to our corporate Secretary at our address stated under the caption “Other Matters—Principal Executive Offices.”

8  The Wendy’s Company 2025 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Who is soliciting my proxy?

A:

The Company’s Board of Directors is soliciting your proxy in connection with the Annual Meeting. Certain of our directors, officers and employees also may solicit proxies on the Board’s behalf by personal contact, telephone, mail, e-mail or other means. The Company has engaged Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, to assist in soliciting proxies from brokers, banks and other stockholders.

Q:	What should I do with these materials?

A:

Please carefully read and consider the information contained in this Proxy Statement, and then vote your shares as soon as possible to ensure that your shares will be represented at the Annual Meeting. You may vote your shares prior to the Annual Meeting even if you plan to attend and participate in the virtual Annual Meeting.

Q:	Why is the Company using a completely virtual format for the Annual Meeting?

A:

The Annual Meeting will be held virtually through a live webcast. We believe the live webcast will provide greater accessibility and a consistent experience to our stockholders and allow all stockholders with Internet connectivity to participate in the Annual Meeting regardless of location.

We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication with the Company at the Annual Meeting. For example, the virtual format allows stockholders to participate in the virtual Annual Meeting regardless of location and to participate by submitting questions both before the meeting and during the live Q&A portion of the meeting and to vote their shares electronically during the live webcast. The Company will use reasonable efforts to answer all questions pertinent to meeting matters during the virtual Annual Meeting, subject to time constraints and the rules of conduct for the Annual Meeting (which will be available on our Investor Relations website at www.irwendys.com/financials/annual-report-and-proxy).

Q:	What am I being asked to vote on?

A:	You are being asked to vote on the following six proposals:

(1)	To elect 10 directors to hold office until the Company’s next annual meeting of stockholders;

(2)	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025;

(3)	To approve an advisory resolution to approve executive compensation;

(4)	A stockholder proposal regarding an emissions reduction assessment, if properly presented at the Annual Meeting;

(5)	A stockholder proposal regarding worker-driven social responsibility, if properly presented at the Annual Meeting; and

(6)	A stockholder proposal regarding single-use plastics, if properly presented at the Annual Meeting.

Q:	How do I vote?

A:	You may vote your shares prior to the Annual Meeting in any of the following ways:

•	Visit the website shown on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form to vote via the Internet (www.proxypush.com/WEN);

•	Use the toll-free telephone number shown on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form to vote by telephone; or

•	Complete, sign, date and return the enclosed proxy card or voting instruction form in the enclosed postage-paid envelope if you have requested and received our proxy materials by mail.

You may vote your shares electronically during the virtual Annual Meeting even if you have previously submitted your vote. To vote at the Annual Meeting, you must register at www.proxydocs.com/WEN prior to the start of the meeting in order to attend and participate in the virtual Annual Meeting. Upon completing your registration (which will require the control number included in your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials) you will receive further instructions via email, including your unique links that will allow you to access, submit questions for and vote at the virtual Annual Meeting.

  The Wendy’s Company 2025 Proxy Statement  9

Q:	When is the record date, and who is entitled to vote?

A:	All holders of record of our Common Stock at the close of business on March 24, 2025, the record date for the Annual Meeting, are entitled to vote on all business transacted at the Annual Meeting.

Q:	What is the deadline for submitting a proxy?

A:

In order to be counted, proxies submitted by beneficial owners via telephone or the Internet must be received by 11:59 p.m. (Eastern Time) on Tuesday, May 20, 2025. Proxies submitted by mail must be received prior to the start of the Annual Meeting.

Q:	What is the difference between a registered stockholder and a beneficial owner or “street name” holder?

A:	If your shares are registered directly in your name with Equiniti Trust Company, our stock transfer agent, you are considered a stockholder of record, or a registered stockholder, of those shares.

If your shares are held by a broker, bank or other nominee, you are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Your broker, bank or other nominee should have enclosed, or should provide you with, a Notice of Internet Availability of Proxy Materials or a voting instruction form for you to use in directing it on how to vote your shares.

Q:	What constitutes a quorum?

A:

At the close of business on March 24, 2025, the Company had 196,234,142 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder to one vote on each matter properly brought before the Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast at the Annual Meeting will constitute a quorum.

Virtual attendance of a stockholder at the Annual Meeting constitutes presence in person for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and “broker non-votes” (described below) will be included for purposes of determining whether a quorum is present at the Annual Meeting.

Q:	What are abstentions and broker non-votes and how do they affect voting?

A:

Abstentions. If you specify that you “abstain” from voting on an item, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum. Abstentions will be the equivalent of an “against” vote on proposals that require the affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting (Proposals 2, 3, 4, 5 and 6). Abstentions will not be included in the tabulation of voting results for Proposal 1.

Broker Non-Votes. Under the rules of The Nasdaq Stock Market (“Nasdaq”), if your shares are held in street name, then your broker has discretion to vote your shares without instructions from you on certain “routine” proposals, such as the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2). Your broker does not, however, have such discretion on the election of directors (Proposal 1), the advisory resolution to approve executive compensation (Proposal 3) or the stockholder proposals described in this Proxy Statement (Proposals 4, 5 and 6). If you do not provide your broker with voting instructions for these proposals (including if you submit your voting instruction form but do not indicate how you want to vote on the proposals), then your broker will be unable to vote on these proposals and will report your shares as “broker non-votes” on these proposals. Like abstentions, broker non-votes are counted as present for the purpose of establishing a quorum, but, unlike abstentions, they are not counted for the purpose of determining the number of shares present (in person or by proxy) and entitled to vote on particular proposals. As a result, broker non-votes will not be included in the tabulation of voting results for proposals that require the affirmative vote of a majority of the votes cast (Proposal 1) or proposals that require the affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting (Proposals 3, 4, 5 and 6). Because brokers are entitled to vote on Proposal 2, we do not anticipate any broker non-votes with regard to that proposal.

Q:	What vote is needed to elect the 10 director nominees (Proposal 1)?

A:

Pursuant to our By-Laws, each of the 10 director nominees must receive the affirmative vote of a majority of the votes cast with respect to that nominee’s election in order to be elected as a director at the Annual Meeting.

10  The Wendy’s Company 2025 Proxy Statement

Q:	What vote is needed to ratify the appointment of the Company’s independent registered public accounting firm (Proposal 2)?

A:

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 (Proposal 2).

Q:	What vote is needed to approve the advisory resolution to approve executive compensation (Proposal 3)?

A:

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve the advisory resolution to approve the 2024 executive compensation of our NEOs (Proposal 3). The vote is advisory and therefore not binding on the Company, the Board of Directors or the Compensation and Human Capital Committee of the Board. However, the Board and the Compensation and Human Capital Committee will review the voting results of Proposal 3 and take those results into consideration when making future decisions regarding executive compensation as they deem appropriate.

Q:	What vote is needed to approve the stockholder proposals described in this Proxy Statement (Proposals 4, 5 and 6)?

A:

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve the stockholder proposals described in this Proxy Statement (Proposals 4, 5 and 6).

Q:	If I deliver my proxy card (whether signed or unsigned) but do not indicate how I want to vote on the proposals, how will my shares be voted?

A:

If you submit your proxy card but do not indicate how you want to vote on the proposals, your proxy will be counted as a vote in accordance with the recommendations of the Board of Directors: FOR the election of each of the 10 director nominees named in Proposal 1, FOR Proposals 2 and 3 and AGAINST Proposals 4, 5 and 6.

Q:	Can I change my vote after I have delivered my proxy card or voting instruction form?

A:

Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting by revoking your proxy. You can revoke your proxy by giving notice of revocation either personally or in writing to our corporate Secretary at the address provided under the caption “Other Matters—Principal Executive Offices.” You also can revoke your proxy by submitting a later-dated proxy by mail, by telephone, via the Internet or by participating in the virtual Annual Meeting and voting electronically. Attending the virtual Annual Meeting by itself will not revoke a previously submitted proxy.

If your shares are held in an account with a broker, bank or other nominee, you should contact your broker, bank or other nominee if you wish to change your vote or revoke the instructions given in your voting instruction form.

Q:	Why did I receive a Notice of Internet Availability instead of the printed Proxy Statement and 2024 Annual Report to Stockholders?

A:

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making our proxy materials available to stockholders electronically via the Internet at www.proxydocs.com/WEN and on our Investor Relations website at www.irwendys.com/financials/annual-report-and-proxy. On or about April 4, 2025, we will begin mailing the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders containing information on how to access our proxy materials online or request a printed copy of the proxy materials. If you received a Notice of Internet Availability, then you will not receive a printed copy of our proxy materials unless you request a printed copy by following the instructions contained in the Notice of Internet Availability. Adopting this “notice and access” process allows us to reduce the overall costs, as well as the environmental impact, of printing and mailing our proxy materials.

Q:	What does it mean if I receive more than one Notice of Internet Availability, proxy card or voting instruction form?

A:

If you receive more than one Notice of Internet Availability, proxy card or voting instruction form, this means that you have multiple accounts with our stock transfer agent or with brokers, banks or other nominees. Please follow the instructions set forth on each Notice of Internet Availability, proxy card or voting instruction form you receive to ensure that all your shares are voted.

  The Wendy’s Company 2025 Proxy Statement  11

Q:	Who will bear the expenses of this solicitation?

A:

The Company will pay the costs and expenses of this solicitation. In addition to soliciting proxies by mailing our proxy materials to stockholders and by making our proxy materials available to stockholders electronically via the Internet, proxies may be solicited by our directors, officers and employees by personal contact, telephone, mail, e-mail or other means without additional compensation. Solicitation of proxies will also be made by employees of Innisfree M&A Incorporated, our proxy solicitation firm, who will be paid a fee of $17,500, plus reasonable out-of-pocket expenses. As is customary, we will also reimburse brokers, banks, custodians, nominees and fiduciaries for their reasonable costs and expenses incurred in forwarding our proxy materials to beneficial owners of our Common Stock.

Q:	Where can I find the voting results of the Annual Meeting?

A:

We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting. After the Form 8-K has been filed, the Form 8-K will be publicly available on the SEC website at www.sec.gov and our Investor Relations website at www.irwendys.com/financials/sec-filings.

Q:	Whom should I call with questions?

A:

Please call Innisfree M&A Incorporated, the Company’s proxy solicitation firm, toll-free at (877) 687-1866 with any questions about the Annual Meeting. Brokers, banks and other nominees may call Innisfree M&A Incorporated at (212) 750-5833.

12  The Wendy’s Company 2025 Proxy Statement

PROPOSAL 1

ELECTION OF DIRECTORS

(Item 1 on the Company’s Proxy Card)

OUR DIRECTORS AND DIRECTOR NOMINEES

As of the date of this Proxy Statement, there are 11 members of our Board of Directors.

On March 31, 2025, one of the Company’s current directors, Mr. Kenneth W. Gilbert, informed the Company and the Board of Directors that he will not stand for re-election as a director at the Annual Meeting, with his service on the Board concluding when his term expires at the Annual Meeting. Mr. Gilbert indicated that his departure was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Mr. Gilbert for his service and contributions to the Board throughout his tenure.

The size of the Board will be reduced from 11 to 10 members upon the expiration of Mr. Gilbert’s term at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the 10 nominees named in the Company’s proxy materials.

The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the 10 persons named below under the caption “—Director Nominee Qualifications and Biographical Information” for election as directors of the Company at the Annual Meeting. Each of the nominees is presently serving as a director of the Company, and each of the nominees was elected as a director at the Company’s 2024 annual meeting of stockholders.

The Board of Directors recommends that the 10 nominees named below under the caption “—Director Nominee Qualifications and Biographical Information” be elected as directors of the Company at the Annual Meeting. If elected, each of the nominees will hold office until the Company’s next annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. The persons named as proxies in the accompanying proxy card will vote FOR the election of each of the 10 nominees unless a stockholder directs otherwise.

Each nominee has consented to be named and to serve as a director if elected at the Annual Meeting. The Company is unaware of any reason why any nominee would be unwilling or unable to serve as a director if elected. Should, however, any nominee be unwilling or unable to serve as a director at the time of the Annual Meeting, the persons named as proxies in the accompanying proxy card will vote for the election of such substitute person for such directorship as the Board of Directors may recommend.

  The Wendy’s Company 2025 Proxy Statement  13

DIRECTOR NOMINEE SKILLS AND ATTRIBUTES

Our director nominees have a diversity of experience and perspective that spans a broad range of industries in the public, private and not-for-profit sectors. They bring to our Board a wide variety of skills, attributes, qualifications and experiences that strengthen the Board’s ability to carry out its oversight role on behalf of our stockholders. The matrix below is intended to disclose certain key skills, qualifications and experiences that are possessed by our director nominees and reflect their core competencies, areas of expertise or those areas in which they have a significant level of knowledge or experience. This matrix reflects information received from each of our director nominees in their responses to our annual director skills questionnaire. This information is intended to provide a summary of our director nominees’ skills, qualifications and experiences and should not be considered to be a complete list of each nominee’s strengths or contributions to the Board. The fact that a director nominee is not designated as having a particular skill does not mean that the nominee would not be able to make a meaningful contribution to the Board’s decision-making or oversight in that area. Additional details on each director nominee’s skills, qualifications and experiences are set forth in their individual biographies.

Skills & Qualifications

Corporate Strategy and Planning	•	•	•	•	•	•	•	•	•	•

Operations	•	•	•	•	•	•	•	•	•	•

QSR/Restaurant/Foodservice Industry	•	•	•		•		•		•	•

Consumer/Retail Industry	•	•	•	•	•	•	•		•	•

International	•	•		•	•	•			•	•

Marketing, Brand Management and Digital		•	•		•	•	•	•		•

Franchise		•	•	•					•	•

Financial Reporting, Oversight and Accounting	•	•	•	•	•	•	•		•	•

Public Company Board Experience and Corporate Governance	•	•	•	•	•	•	•	•	•	•

Human Capital Management	•	•		•	•	•	•	•	•	•

Environmental and Corporate Social Responsibility		•	•		•	•	•	•	•	•

Senior Leadership Experience	•	•	•	•		•	•	•	•	•

Background

Gender Diversity				•	•	•		•

Racial/Ethnic Diversity					•		•

Independence

80% of Director Nominees are Independent	•	•		•	•	•	•	•	•

Tenure

Years on Board	0-4 Years (40%) 5-9 Years (20%) 10-14 Years (20%) 15+ Years (20%)

14  The Wendy’s Company 2025 Proxy Statement

DIRECTOR NOMINEE QUALIFICATIONS AND BIOGRAPHICAL INFORMATION

ARTHUR B. WINKLEBLACK (CHAIRMAN)

Mr. Winkleblack has been a director of the Company since May 2016 and has served as the non-executive Chairman of the Board since September 2024. He previously served as the Company’s Lead Independent Director from October 2023 to September 2024. From June 2014 to July 2019, Mr. Winkleblack provided financial, strategic planning and capital markets consulting services for Ritchie Bros. Auctioneers, a global leader in asset management and disposition and the world’s largest industrial auctioneer, where he served as Senior Advisor to the CEO. In June 2013, he retired from H. J. Heinz Company, a global packaged food manufacturer, where he had been employed as Executive Vice President and Chief Financial Officer since 2002. Prior to his tenure with Heinz, Mr. Winkleblack held senior executive positions with various private-equity owned businesses from 1996 to 2001, including Perform.com and Freeride.com as part of Indigo Capital, C. Dean Metropolous Group and Six Flags Entertainment Corporation. He was Vice President and Chief Financial Officer of Commercial Avionics Systems, a division of AlliedSignal Inc., from 1994 to 1996. Previously, he held various finance, strategy and business planning roles at PepsiCo, Inc. from 1982 to 1994.

Mr. Winkleblack has served as a director of Church & Dwight Co., Inc. since January 2008. He previously served as a director of Aramark from November 2019 until January 2024, Performance Food Group Company from March 2015 until November 2019 and RTI International Metals, Inc. from December 2013 until the company was acquired by Alcoa Corporation in July 2015.

Qualifications: Mr. Winkleblack has substantial experience as a senior executive and director across a broad range of industries, giving him knowledgeable perspectives on financial and strategic planning for domestic and international operations. Mr. Winkleblack’s 12 years of experience as Chief Financial Officer of a large, multinational consumer goods company enables him to bring valuable insight to the Board on a number of topics, including compliance, performance and risk management, executive compensation, business analytics, finance and capital structure, investor relations, internal controls, financial reporting, information technology and mergers and acquisitions. His experience as a senior executive and public company director in the packaged foods and related industries also provides a unique perspective on product supply dynamics for the quick-service restaurant industry, as well as human capital management and corporate governance. The Board of Directors has determined that Mr. Winkleblack qualifies as an “audit committee financial expert” within the meaning of SEC regulations and as a “financially sophisticated” audit committee member under applicable Nasdaq rules. We believe that Mr. Winkleblack’s overall experience and knowledge will benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 67

Director Since: 2016

Current Board Committees:

•  Audit

•  Capital and Investment

•  Executive (Chair)

•  Nominating and Corporate Governance (Chair)

  The Wendy’s Company 2025 Proxy Statement  15

PETER W. MAY (SENIOR VICE CHAIRMAN)

Mr. May has been a director of the Company since September 2008 when the Company commenced its current business, the ownership and franchising of the Wendy’s restaurant system. He served as a director of the Company’s predecessor companies from April 1993 until September 2008, when Wendy’s International, Inc. merged with Triarc Companies, Inc. Mr. May has served as our non-executive Senior Vice Chairman since November 2021. He previously served as our non-executive Vice Chairman from June 2007 to November 2021. He also served as our President and Chief Operating Officer and as a director or manager and an officer of certain of our subsidiaries from April 1993 through June 2007. Additionally, Mr. May has been President and a Founding Partner of Trian Partners since November 2005. From January 1989 to April 1993, Mr. May was President and Chief Operating Officer of Trian Group, Limited Partnership. From 1983 to December 1988, he was President and Chief Operating Officer and a director of Triangle Industries, Inc.

Mr. May previously served as a director of Tiffany & Co. from May 2008 to May 2017 and Mondelēz International, Inc. from March 2018 to May 2022.

Mr. May is actively involved with various civic organizations and serves as Chairman Emeritus and a member of the board of trustees of The Mount Sinai Health System in New York, Co-Chairman of the New York Philharmonic, a trustee of the New-York Historical Society, an emeritus trustee of The University of Chicago, a life member of the advisory council of The University of Chicago Booth School of Business, a director of the Lincoln Center of the Performing Arts and a partner of the Partnership for New York City.

Qualifications: Mr. May has more than 40 years of business and investment experience, has served as the president and chief operating officer of public companies for over 20 years and, since 2005, has served as President of Trian Partners. Throughout his professional career, he has developed extensive experience working with management teams and boards of directors, as well as in acquiring, investing in and building companies and implementing operational improvements at the companies with which he has been involved, including other large, complex food service organizations with international operations, such as Mondelēz International, Inc. Mr. May also brings to the Board an institutional investor perspective, as well as financial sophistication by virtue of his prior professional experience as a certified public accountant. As a result, Mr. May has strong operating experience and strategic planning skills, valuable leadership and corporate governance experience and has strong relationships with institutional investors, investment banking/capital markets advisors and others that can be drawn upon for the Company’s benefit. We believe that Mr. May’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 82

Director Since: 1993

Current Board Committees:

•  Capital and Investment (Chair)

•  Compensation and Human Capital

•  Corporate Social Responsibility

•  Executive

•  Technology (Chair)

16  The Wendy’s Company 2025 Proxy Statement

MATTHEW H. PELTZ (VICE CHAIRMAN)

Mr. Peltz has been a director of the Company since December 2015. He has served as our non-executive Vice Chairman since November 2021. Mr. Peltz is a Partner of Trian Partners and has been a member of the firm since January 2008. As a senior member of the Investment Team, he sources and generates new investment ideas, leads due diligence on potential investments and focuses on portfolio construction, risk management and corporate governance matters. Prior to joining Trian Partners, Mr. Peltz was with Goldman Sachs & Co. from May 2006 to January 2008, where he worked as an investment banking analyst and subsequently joined Liberty Harbor, an affiliated multi-strategy hedge fund.

Mr. Peltz previously served as a director (from April 2018 to September 2018) and as a board observer (from September 2015 to April 2018) of Pentair plc. He also previously served as a director of ARG Holding Corporation, the former parent company of the Arby’s® restaurant brand, from September 2012 to December 2015 and as a member of the board of managers of Hu Master Holdings, LLC from March 2014 to December 2020. Mr. Peltz is a member of the Board of Trustees of the Hospital for Special Surgery.

Qualifications: Mr. Peltz’s qualifications to serve on our Board include his breadth of knowledge and experience in corporate finance, mergers and acquisitions, capital allocation and operational improvements attributable to his professional background, including his service as a senior member of Trian Partners. Mr. Peltz also provides our Board with valuable experience and unique insight into the quick-service restaurant industry from his service as a director of ARG Holding Corporation. We believe that Mr. Peltz’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 42

Director Since: 2015

Current Board Committees:

•  Capital and Investment

•  Corporate Social Responsibility (Chair)

•  Executive

•  Technology

  The Wendy’s Company 2025 Proxy Statement  17

WENDY C. ARLIN

Ms. Arlin has been a director of the Company since December 2023. From August 2021 through July 2023, Ms. Arlin served as Executive Vice President and Chief Financial Officer of Bath & Body Works, Inc. (“BBWI”), a home fragrance, body care and soaps and sanitizer products retailer. Prior to her role as Chief Financial Officer of BBWI and prior to the spin-off of BBWI, Ms. Arlin served as Senior Vice President, Finance and Corporate Controller of L Brands, Inc., where she led the corporate finance, financial reporting, accounting and financial shared services functions from 2005 to 2021. Ms. Arlin is a certified public accountant and, prior to joining L Brands, she spent 12 years at KPMG LLP in the audit practice and ultimately held the position of partner in charge of the central Ohio consumer and industrial/information, communications and entertainment business practices.

Ms. Arlin has also served as a director of WK Kellogg Co since October 2023 and Kohl’s Corporation since December 2023.

Qualifications: Ms. Arlin brings to our Board substantial expertise in corporate finance, financial reporting, oversight and accounting attributable to her professional background as a senior finance executive at a Fortune 500 company in the consumer retail industry and as an audit partner at a big four accounting firm. In her former roles as Executive Vice President and Chief Financial Officer of BBWI, Senior Vice President, Finance and Corporate Controller of L Brands, Inc. and audit partner at KPMG, Ms. Arlin also developed extensive executive management experience, which includes, among other skills, corporate strategy and planning, risk management, domestic and international operations, real estate and development, legal and compliance, franchising, information technology, human capital management, corporate governance and familiarity working with management teams, boards of directors and external auditing firms. The Board of Directors has determined that Ms. Arlin qualifies as an “audit committee financial expert” within the meaning of SEC regulations and as a “financially sophisticated” audit committee member under applicable Nasdaq rules. We believe that Ms. Arlin’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 54

Director Since: 2023

Current Board Committees:

•  Audit (Chair)

•  Compensation and Human Capital

18  The Wendy’s Company 2025 Proxy Statement

MICHELLE CARUSO-CABRERA

Ms. Caruso-Cabrera has been a director of the Company since March 2023. She is currently the Chief Executive Officer of MCC Global Enterprises, the media production company she founded in September 2018, as well as a contributor to CNBC since September 2022. Previously, Ms. Caruso-Cabrera spent over 20 years at CNBC, where she was the network’s first Latina anchor and long-time Chief International Correspondent. Throughout her career, Ms. Caruso-Cabrera reported live from around the world, covering a wide range of stories, including the 2008 financial crisis, U.S. elections, the debt crisis in Greece, the Brexit vote, the European banking crisis and Russia’s first invasion of Ukraine in 2014. She has reported live from Ukraine, Russia, Iran, Cuba, Venezuela, Mexico and throughout Europe. She joined CNBC from WTSP-TV in St. Petersburg, Florida, where she spent four years as a general assignment reporter. Prior to that, Ms. Caruso-Cabrera was a special projects producer for Univision where covered Latin America, winning an Emmy for coverage of the AIDS crisis. She began her career in 1990 while at Wellesley College, as a stringer for The New York Times, reporting for the education section. Ms. Caruso-Cabrera has also been published in the Wall Street Journal and Washington Post, among other publications. The National Association of Hispanic Journalists awarded her “Broadcaster of the Year” and Hispanic Business magazine named her one of the “100 Most Influential Hispanics” in the country.

Ms. Caruso-Cabrera serves as President of the Ballet Hispánico Board of Directors and serves on the international advisory board of the IE Business School in Madrid, one of Europe’s top business schools. She is a member of the Council on Foreign Relations, a member of the Economics Club of New York and an active supporter of Manna of Life Ministries in The Bronx. She previously served as a member of the Board of Directors of Del Real Foods, a privately-held food company, from August 2023 to December 2024. Ms. Caruso-Cabrera was a candidate for federal and city-level political office from February 2020 to June 2021. She served on the transition committee for New York City Mayor Eric Adams in 2021.

Qualifications: Ms. Caruso-Cabrera is a highly experienced communications professional who possesses extensive expertise in business analysis and messaging. As a long-time business and financial journalist, including as Chief International Correspondent of CNBC, Ms. Caruso-Cabrera has over 20 years of experience analyzing financial statements, corporate investment strategies and transformational corporate transactions. She also possesses a deep knowledge of the legal and regulatory environments in regions around the world. Her Board qualifications include significant expertise in communications, messaging and marketing, as well as strategic planning, domestic and international operations, human capital management, environmental/corporate social responsibility, risk management, financial reporting and corporate governance. Throughout her professional career, Ms. Caruso-Cabrera has developed extensive executive experience, including working with management teams, regulators and ratings agencies. We believe that Ms. Caruso-Cabrera’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 56

Director Since: 2023

Current Board Committees:

•  Audit

•  Corporate Social Responsibility

  The Wendy’s Company 2025 Proxy Statement  19

KRISTIN A. DOLAN

Ms. Dolan has been a director of the Company since July 2017. She is the Chief Executive Officer of AMC Networks Inc., a position she has held since February 2023. In her role leading this global independent content company, Ms. Dolan oversees five U.S. linear television networks, seven targeted streaming services, AMC Studios, a film business and extensive international operations. Prior to that, Ms. Dolan founded and was the Chief Executive Officer of 605 LLC, an audience measurement and data analytics company in the media and entertainment industries, from November 2016 to February 2023. Prior to founding 605 LLC, Ms. Dolan worked at Cablevision Systems Corporation, a former large communications service provider sold in 2016, where she held several key leadership positions, including Chief Operating Officer from April 2014 to June 2016, President of Optimum Services from November 2011 to April 2014, Senior Executive Vice President of Product Management and Marketing from November 2011 to April 2013 and Senior Vice President from June 2003 to November 2011.

Ms. Dolan has also served as a director of Sphere Entertainment Co. (formerly Madison Square Garden Entertainment Corp.) since April 2020. She previously served as a director of Cablevision Systems Corporation from May 2010 to June 2016, MSG Networks Inc. from April 2018 to July 2021, Madison Square Garden Sports Corp. (formerly The Madison Square Garden Company) from September 2015 to December 2021, AMC Networks Inc. from June 2011 to March 2023 and Revlon, Inc. from May 2017 to May 2023.

Qualifications: Ms. Dolan brings to our Board substantial expertise in media creation and distribution on traditional and emerging platforms, building and expanding vibrant and highly engaged fan communities, television audience data analytics, oversight of television production and content distribution, information integration and strategic marketing. Her breadth of knowledge and experience is attributable to her extensive professional background in communications, marketing and operations at AMC Networks, 605 LLC and Cablevision Systems Corporation. Ms. Dolan provides intimate and unique knowledge of television marketing campaigns, information technology, consumer data utilization, current and sophisticated data methodologies, predictive modeling and media expertise, each of which are important to the Company’s business. She also possesses significant executive management experience, which includes insight into corporate governance and compliance, human capital management, domestic and international operations, risk management, environmental/corporate social responsibility, working with management teams and boards of directors, product management, telecommunications, finance, mergers and acquisitions, real estate and development, budgeting and strategic planning. We believe that Ms. Dolan’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 58

Director Since: 2017

Current Board Committees:

•  Nominating and Corporate Governance

•  Technology

20  The Wendy’s Company 2025 Proxy Statement

RICHARD H. GOMEZ

Mr. Gomez has been a director of the Company since November 2021. Since July 2024, Mr. Gomez has served as Executive Vice President and Chief Commercial Officer for Target Corporation, one of the largest mass retailers in the United States.

He previously served as Target’s Executive Vice President and Chief Food, Essentials and Beauty Officer from February 2024 to July 2024. Prior to that, Mr. Gomez served as Executive Vice President and Chief Food and Beverage Officer from February 2021 to February 2024, Executive Vice President and Chief Marketing, Digital & Strategy Officer from December 2019 to February 2021, Executive Vice President and Chief Marketing & Digital Officer from January 2019 to December 2019, Executive Vice President and Chief Marketing Officer from January 2017 to January 2019 and Senior Vice President, Brand and Category Marketing from April 2013 to January 2017. Prior to his tenure with Target, Mr. Gomez spent more than 20 years managing multibillion-dollar consumer packaged goods brands, including serving as Vice President of Brand Marketing at MillerCoors from 2009 to 2013 and multiple leadership positions at PepsiCo, Inc., including Chief Marketing Officer of the non-carbonated beverage portfolio from 2007 to 2009. Mr. Gomez began his career in brand management at the Quaker Oats Company.

A graduate of Dartmouth College, Mr. Gomez currently serves on the board of the National Museum of the American Latino at the Smithsonian.

Qualifications: Mr. Gomez has more than 20 years of experience managing multibillion-dollar consumer packaged goods brands and since 2024, has served as Executive Vice President and Chief Commercial Officer for Target Corporation, one of the largest mass retailers in the United States. His significant knowledge and expertise across marketing and retail industries brings to our Board leadership experience in consumer brand positioning and marketing strategies, new product development, domestic and international operations, digital and social media platforms and cultivation of brand recognition and value, all of which are important to the Company’s business. Throughout his professional career, Mr. Gomez has also developed extensive executive management experience, which includes financial reporting and budgeting, strategic planning and risk management, familiarity working with management teams and board of directors, information technology, human capital management, compliance, environmental/corporate social responsibility and corporate governance. We believe that Mr. Gomez’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 55

Director Since: 2021

Current Board Committees:

•  Compensation and Human Capital

•  Technology

  The Wendy’s Company 2025 Proxy Statement  21

MICHELLE “MICH” J. MATHEWS-SPRADLIN

Ms. Mathews-Spradlin has been a director of the Company since February 2015. From 1993 until her retirement in 2011, Ms. Mathews-Spradlin worked at Microsoft Corporation, where she served as Chief Marketing Officer and previously held several other key leadership positions. Prior to her employment with Microsoft, Ms. Mathews-Spradlin worked in the United Kingdom as a communications consultant for Microsoft from 1989 to 1993. She also held various roles at General Motors Co. from 1986 to 1989.

Ms. Mathews-Spradlin has served as chair of the board of directors of iAnthus Capital Holdings, Inc. since June 2022 and also serves as a board member of several private companies, including Jacana Holdings Inc., The Bouqs Company and Brandtech Group. She is also a member of the board of trustees of the California Institute of Technology and a member of the executive board of the UCLA School of Theater, Film and Television.

Qualifications: Ms. Mathews-Spradlin possesses extensive experience in global brand management and a deep understanding of the technology industry attributable to her background as a senior executive at Microsoft Corporation, one of the world’s largest technology companies. In her role as Chief Marketing Officer, she oversaw the company’s global marketing function, managed a multibillion-dollar marketing budget and an organization of several thousand people, and built demand for the company’s technology brands, including Windows, Office, Xbox, Bing and Internet Explorer. Ms. Mathews-Spradlin provides the Board with substantial and unique insights into digital media and marketing strategies, as well as an in-depth understanding of consumer-facing technology, all of which are important to the Company’s business. Her Board qualifications also include extensive experience with respect to domestic and international operations, human capital management, environmental/corporate social responsibility, corporate governance and strategic planning. We believe that Ms. Mathews-Spradlin’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 58

Director Since: 2015

Current Board Committees:

•  Compensation and Human Capital

•  Nominating and Corporate Governance

•  Technology

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PETER H. ROTHSCHILD

Mr. Rothschild has been a director of the Company since May 2010. He served as a director of Wendy’s International from March 2006 until its merger with the Company in September 2008. Since December 2018, Mr. Rothschild has been a Partner and head of the General Industries and Special Situations group at East Wind Advisors, LLC and its affiliated broker-dealer, East Wind Securities, LLC. Mr. Rothschild has been the Managing Member of Daroth Capital LLC, a financial services company, since its founding in 2001, and he served as President and CEO of its wholly-owned subsidiary, Daroth Capital Advisors LLC, a securities broker-dealer, from 2002 to 2018 until its merger with East Wind Advisors, LLC. Prior to founding Daroth Capital LLC, Mr. Rothschild was a Managing Director and co-head of the Leveraged Finance and Industrial Finance groups at Dresdner Kleinwort Wasserstein and its predecessor Wasserstein Perella, an investment bank, where he worked from 1996 to 2001. From 1990 to 1996, Mr. Rothschild was a Senior Managing Director and head of the Natural Resources Group at Bear, Stearns & Co. Inc. and one of the founders of the firm’s Leveraged Finance and Financial Buyer Coverage groups. From 1984 to 1990, he was a Managing Director at Drexel Burnham Lambert.

Mr. Rothschild previously served as a director of Deerfield Capital Corp., predecessor to CIFC Corp. (acquired by F.A.B. Partners, n/k/a Centricus, a global investment firm), from December 2004 to April 2011 and as Interim Chairman of Deerfield Capital Corp.’s board of directors from April 2007 to April 2011.

Mr. Rothschild is also actively involved with various civic organizations and serves as a member of The Mount Sinai Medical Center Samuel Bronfman Department of Medicine advisory board, the board of directors of the Middle Market Alliance of Long Island and the Tufts University Derby Entrepreneurial Center’s advisory board.

Qualifications: Mr. Rothschild has been employed as an investment banker since 1981. He has served on the board of directors of numerous companies, including Wendy’s International and Deerfield Capital, where he served as Interim Chairman. As a result of his professional background, Mr. Rothschild brings to our Board a deep understanding of corporate governance principles and extensive knowledge and experience in finance, strategic planning, human capital management, domestic and international operations, risk management, compliance, franchising, mergers and acquisitions, capital management, environmental/corporate social responsibility, corporate restructurings and the quick-service restaurant industry, all of which are important to the Company’s business. We believe that Mr. Rothschild’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 69

Director Since: 2010

Current Board Committees:

•  Audit

•  Compensation and Human Capital (Chair)

•  Executive

•  Nominating and Corporate Governance

  The Wendy’s Company 2025 Proxy Statement  23

KIRK TANNER

Mr. Tanner has served as a director and as President and Chief Executive Officer of the Company since February 2024. Prior to joining the Company, he was employed at PepsiCo, Inc., a multinational food, snack and beverage corporation (“PepsiCo”), for over 30 years. While at PepsiCo, he served as Chief Executive Officer, PepsiCo Beverages North America from January 2019 to February 2024. Prior to that, Mr. Tanner served as President and Chief Operating Officer, North America Beverages from March 2016 to December 2018, Chief Operating Officer, North America Beverages and President, Global Foodservice from March 2015 to March 2016, and President, Global Foodservice from March 2014 to March 2015. Mr. Tanner joined PepsiCo in 1992, where he worked in numerous domestic and international locations and in a variety of roles, including Senior Vice President of Frito-Lay North America’s West region from 2010 to 2013, Vice President, Sales of PepsiCo U.K. and Ireland from 2008 to 2010, Region Vice President of Frito-Lay North America’s Mountain region from 2005 to 2008, Region Vice President of Frito-Lay North America’s Mid-America region from 2002 to 2005 and Director of Sales of Frito-Lay North America’s California region from 2000 to 2002.

Mr. Tanner has served as a director of VF Corporation since June 2024.

Mr. Tanner is actively involved with various civic organizations and serves as a member of the advisory board of the University of Utah – David Eccles School of Business.

Qualifications: Mr. Tanner has more than 30 years of experience as an executive in the consumer goods industry, including as Chief Executive Officer, PepsiCo Beverages North America. In that role, Mr. Tanner oversaw a multibillion-dollar business unit and developed substantial expertise in driving operational performance and revenue growth, the incubation and launch of new products and the entry into new markets. As a result, Mr. Tanner provides the Board with significant expertise in matters of strategic planning, marketing and brand management, information technology, franchising, corporate finance and domestic and international operations, all of which are important to the Company’s business. His Board qualifications also include extensive experience with respect to human capital management, compliance, financial reporting, risk management, corporate governance and environmental/corporate social responsibility. We believe that Mr. Tanner’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 56

Director Since: 2024

Current Board Committees:

•  Capital and Investment

•  Executive

REQUIRED VOTE

The affirmative vote of a majority of the votes cast with respect to the election of a director nominee is required to elect such nominee as a director at the Annual Meeting. Abstentions and broker non-votes will not be included in the tabulation of voting results for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR

THE ELECTION OF EACH OF THE 10 DIRECTOR NOMINEES.

24  The Wendy’s Company 2025 Proxy Statement

CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE AND EXECUTIVE SESSIONS

Independent Chair of the Board

Mr. Arthur B. Winkleblack serves as the independent non-executive Chairman of the Board. The Board believes an independent Chair provides a strong leadership structure and sound governance in the best interests of the Company and its stockholders. In addition to Mr. Winkleblack, Mr. Peter W. May serves as the Company’s non-executive Senior Vice Chairman and Mr. Matthew H. Peltz serves as the Company’s non-executive Vice Chairman. Mr. Kirk Tanner, the Company’s Chief Executive Officer, also serves as a member of the Board.

If the position of Chair of the Board is not held by an independent director, the independent directors will elect a Lead Independent Director, with the duties described in the Company’s Corporate Governance Guidelines. The Board believes that utilizing a Lead Independent Director when the Chair of the Board is not an independent director reflects corporate governance best practices, enhances Board leadership and oversight and facilitates communication between the Chair of the Board and the independent directors.

Meetings of the Board of Directors are called to order and led by the Chairman or, in his absence, the Senior Vice Chairman, or in the absence of both the Chairman and the Senior Vice Chairman, the Vice Chairman, or in the absence of the Chairman, the Senior Vice Chairman and the Vice Chairman, the Chief Executive Officer. In the absence of the Chairman, the Senior Vice Chairman, the Vice Chairman and the Chief Executive Officer, a majority of the directors present may elect any director present as chair of the meeting.

Separation of the Chairman and Chief Executive Officer Positions

The Board of Directors separated the positions of Chairman and Chief Executive Officer in June 2007 when Mr. Nelson Peltz, our former Chairman and Chairman Emeritus, after serving as Chairman and Chief Executive Officer of Triarc Companies, Inc., the predecessor to The Wendy’s Company, from 1993 to June 2007, became our non-executive Chairman. The positions of Chairman and Chief Executive Officer have remained separate since that time, with Mr. Winkleblack now serving as our independent non-executive Chairman and Mr. Tanner currently serving as our Chief Executive Officer.

The Board believes that separating these two positions enables our Chairman to lead the Board of Directors in its oversight and advisory roles and allows our Chief Executive Officer to focus on supervising the Company’s day-to-day business operations and developing and implementing the Company’s business strategies and objectives. Because of the many responsibilities of the Board of Directors and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Board believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a result, enhances the Company’s prospects for success. The Board also believes that having separate positions of Chairman and Chief Executive Officer provides a clear delineation of responsibilities for each position and fosters greater accountability of management.

Executive Sessions of the Board

The Board of Directors holds regularly scheduled executive sessions in which non-management directors meet without any members of management present. The Chairman or, in his absence, the Senior Vice Chairman, presides over these executive sessions. The independent directors also regularly (at least twice a year) meet alone in executive session, with Chairman presiding over these sessions. If the position of Chair of the Board is not held by an independent director, the Lead Independent Director will chair such executive sessions. The Board believes that holding executive sessions comprised of only independent directors is one of the key elements of effective, independent oversight. The Chairman and other independent directors use these executive sessions to discuss a wide range of matters, including evaluations of the performance of the Chief Executive Officer and senior management, Company strategy and performance and Board priorities and effectiveness.

The Board of Directors has carefully considered and approved its current leadership structure and believes that this structure is appropriate and in the best interests of the Company and our stockholders, who benefit from the combined leadership, judgment, knowledge and experience of our Chairman, Mr. Winkleblack, and our Chief Executive Officer, Mr. Tanner.

  The Wendy’s Company 2025 Proxy Statement  25

BOARD MEMBERSHIP CRITERIA AND DIRECTOR NOMINATIONS

The Board of Directors has adopted general Board membership criteria, which are set forth in the Company’s Corporate Governance Guidelines and are intended to identify Board members with strong leadership skills, judgment, business acumen and experience that will help the Company drive stockholder value. As a result, the Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Board’s assessment of potential director candidates includes an individual’s qualification as independent, as well as consideration of diversity, age, educational background, other board experience and commitments, business and professional achievements, skills and experience in the context of the needs of the Board. The Company does not have a stated policy regarding the diversity of nominees or Board members; rather, the Nominating and Corporate Governance Committee and the Board view diversity (whether based on concepts such as gender, race and national origin, or broader principles such as differences in backgrounds, skills, experiences and viewpoints) as one of many elements to be considered when evaluating a particular candidate for Board membership.

The Nominating and Corporate Governance Committee considers recommendations regarding possible director candidates from any source, including stockholders. Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee by giving written notice of the recommendation to the Chair of the Nominating and Corporate Governance Committee, in care of our corporate Secretary at our address provided under the caption “Other Matters—Principal Executive Offices.” The notice must: (i) include the candidate’s name, age, business address, residence address and principal occupation; (ii) describe the qualifications, attributes, skills or other qualities possessed by the candidate; and (iii) be accompanied by a written statement from the candidate consenting to serve as a director, if elected. Candidates who have been recommended by stockholders will be evaluated by the Nominating and Corporate Governance Committee in the same manner as other potential candidates. Stockholders who wish to formally nominate a candidate for election to the Board may do so provided they comply with the applicable eligibility, notice, content, stock ownership and other requirements set forth in our Certificate of Incorporation and By-Laws, which are described under the caption “Other Matters—Stockholder Proposals for 2026 Annual Meeting of Stockholders.”

DIRECTOR INDEPENDENCE

Under the rules and listing standards of Nasdaq, the Board of Directors must have a majority of directors who meet the criteria for independence required by Nasdaq. Pursuant to our Corporate Governance Guidelines, the Board is required to determine whether each director satisfies the criteria for independence based on all relevant facts and circumstances. No director qualifies as independent unless the Board of Directors affirmatively determines that such director has no relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

In accordance with the Corporate Governance Guidelines, the Board adopted the Director Independence Categorical Standards (the “Independence Standards”) to assist the Board in determining the independence of the Company’s directors. The Corporate Governance Guidelines and Independence Standards are available on our Governance website at www.irwendys.com/esg/governance. Pursuant to the Independence Standards, the following relationships will preclude a director from qualifying as independent:

•

The director is, or at any time during the past three years was, an employee of the Company, or an immediate family member of the director is, or at any time during the past three years was, an executive officer of the Company;

•

The director or an immediate family member of the director accepted, during any 12-month period within the past three years, more than $120,000 in direct or indirect compensation from the Company, other than: (i) compensation for Board or Board committee service; (ii) compensation paid to an immediate family member who is a non-executive employee of the Company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•

The director or an immediate family member of the director: (i) is a current partner of the Company’s outside auditor or (ii) was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during the past three years;

•

The director or an immediate family member of the director is employed as an executive officer of another entity where at any time during the past three years any of the Company’s executive officers served on the compensation committee of such other entity; or

26  The Wendy’s Company 2025 Proxy Statement

•

The director or an immediate family member of the director is a partner in, or a controlling stockholder or an executive officer of, any organization (including a non-profit organization, foundation or university) to which the Company made, or from which the Company received, payments for property or services in the current fiscal year or any of the past three fiscal years that exceed the greater of $200,000 or 5% of the recipient’s consolidated gross revenues for that year, other than: (i) payments arising solely from investments in the Company’s securities or (ii) payments under non-discretionary charitable contribution matching programs.

In applying these objective disqualifiers, the Board of Directors will take into account any commentary, interpretations or other guidance provided by Nasdaq with respect to Nasdaq Listing Rule 5605. Under the Independence Standards, any relationships or transactions not described above will preclude a director from qualifying as independent only if:

•

The director has a “direct or indirect material interest” in such relationship or transaction within the meaning of Item 404(a) of SEC Regulation S-K and the material terms of the relationship or transaction are materially more favorable to the director than those that would be offered at the time and in comparable circumstances to unaffiliated persons; or

•

The Board of Directors, in exercising its judgment in light of all relevant facts and circumstances, determines that the relationship or transaction interferes with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

The Independence Standards provide that a relationship between the Company and an entity for which a director serves solely as a non-management director is not by itself material.

The Nominating and Corporate Governance Committee and the Board of Directors considered and reviewed certain transactions and relationships identified through responses to annual questionnaires completed by the Company’s directors, as well as other information presented by management related to transactions and relationships during the past three years between the Company, on the one hand, and the directors (including their immediate family members and business, charitable and other affiliates), on the other hand. As a result of these reviews, the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, affirmatively determined that under applicable Nasdaq rules and the Independence Standards, each of Mses. Arlin, Caruso-Cabrera, Dolan and Mathews-Spradlin and Messrs. Gilbert, Gomez, May, Rothschild and Winkleblack qualified as an independent director.

In making its independence determinations with respect to Mr. May and Ms. Dolan, the Board of Directors considered the following transactions and relationships, each of which was deemed by the Board not to interfere with the respective director’s exercise of independent judgment in carrying out the responsibilities of a director:

•

Mr. May is the President and a Founding Partner of Trian Partners, which is a significant and long-term stockholder of the Company and party to that certain agreement with the Company described under the caption “Certain Relationships and Related Person Transactions.” Mr. May also served as President and Chief Operating Officer of the predecessor to the Company from April 1993 through June 2007. The Board of Directors also considered that certain family members of Mr. May hold indirect, minority ownership interests in operating companies managed by Yellow Cab Holdings, LLC, a Wendy’s franchisee, as further described under the caption “Certain Relationships and Related Person Transactions.”

•

Ms. Dolan has served as Chief Executive Officer of AMC Networks Inc. since February 2023 and served as a director of AMC Networks Inc. from June 2011 to March 2023. In each of 2022, 2023 and 2024, the Company purchased advertising time from a subsidiary of AMC Networks Inc. See the caption “Certain Relationships and Related Person Transactions” for additional details.

  The Wendy’s Company 2025 Proxy Statement  27

BOARD COMMITTEES AND RELATED MATTERS

The Board has a standing Audit Committee, Compensation and Human Capital Committee (with a separate Performance Compensation Subcommittee), Nominating and Corporate Governance Committee, Corporate Social Responsibility Committee and Technology Committee. The charters for each of these committees are available on our Governance website at www.irwendys.com/esg/governance and are available in print, free of charge, to any stockholder who requests them. The Board also has a standing Capital and Investment Committee and Executive Committee. The current members of each Board committee are identified in the following table.

NAME	AUDIT	COMPENSATION AND HUMAN CAPITAL	NOMINATING AND CORPORATE GOVERNANCE	CAPITAL AND INVESTMENT	CORPORATE SOCIAL RESPONSIBILITY	EXECUTIVE	TECHNOLOGY

Arthur B. Winkleblack*	✓		Chair	✓		Chair

Peter W. May*		✓		Chair	✓	✓	Chair

Matthew H. Peltz				✓	Chair	✓	✓

Wendy C. Arlin*	Chair	✓ (2)

Michelle Caruso-Cabrera*	✓				✓

Kristin A. Dolan*			✓				✓

Kenneth W. Gilbert* (1)				✓	✓		✓

Richard H. Gomez*		✓ (2)					✓

Michelle J. Mathews-Spradlin*		✓ (2)	✓				✓

Peter H. Rothschild*	✓	Chair (2)	✓			✓

Kirk Tanner				✓		✓

*	Independent Director

(1)	Not standing for re-election at the Annual Meeting.

(2)	Also serves as a member of the Performance Compensation Subcommittee.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS, ANNUAL MEETING

The Board of Directors held nine meetings during 2024. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by the Board committees on which he or she served (in each case, held during the period such director served). In accordance with the Corporate Governance Guidelines, directors are expected to attend the Company’s annual meetings of stockholders. Each of the Company’s directors virtually attended the Company’s 2024 annual meeting of stockholders.

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AUDIT COMMITTEE

Committee Members:	Committee Functions:

Wendy C. Arlin* (Chair) Michelle Caruso-Cabrera Peter H. Rothschild Arthur B. Winkleblack* *Audit Committee Financial Expert Number of Meetings in 2024: 5

As more fully described in its charter, the Audit Committee oversees the accounting and financial reporting processes of the Company and the integrated audits of the Company’s financial statements. The Audit Committee also assists the Board in fulfilling the Board’s oversight responsibility relating to:

•  The integrity of the Company’s financial statements and financial reporting process, the Company’s systems of internal accounting and financial controls and other financial information provided by the Company.

•  The annual independent integrated audit of the Company’s financial statements, the engagement of the Company’s independent registered public accounting firm and the evaluation of such firm’s qualifications, independence and performance.

•  Quarterly and other interim financial statements, including the external release of financial information.

•  The performance of the Company’s internal audit function.

•  The Company’s compliance with legal and regulatory requirements, including the Company’s disclosure controls and procedures.

•  Discussing risk assessment and risk management policies, particularly those involving major financial risk exposures.

Independence and Financial Literacy.  The Board has determined that each member of the Audit Committee satisfies the independence and financial literacy requirements of Nasdaq and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that two members of the Audit Committee, Ms. Arlin and Mr. Winkleblack, each qualifies as an “audit committee financial expert” under applicable SEC rules and regulations and as a “financially sophisticated” audit committee member under applicable Nasdaq rules.

Audit Committee Report.  The report of the Audit Committee with respect to 2024 is provided in this Proxy Statement under the caption “Audit Committee Report.”

  The Wendy’s Company 2025 Proxy Statement  29

COMPENSATION AND HUMAN CAPITAL COMMITTEE AND PERFORMANCE COMPENSATION SUBCOMMITTEE

Committee Members:	Committee Functions:

Peter H. Rothschild* (Chair) Wendy C. Arlin* Richard H. Gomez* Michelle J. Mathews-Spradlin* Peter W. May *Subcommittee Member Number of Meetings in 2024: 9 joint meetings

As more fully described in its charter, the primary purpose of the Compensation and Human Capital Committee is to assist the Board in discharging the Board’s responsibilities relating to compensation of the Company’s non-employee directors and executive officers and reviewing the Company’s human capital management strategies and policies. In carrying out its duties, the Compensation and Human Capital Committee:

•  Reviews and approves the goals and objectives relevant to the compensation of our Chief Executive Officer, evaluates the Chief Executive Officer’s performance in light of those goals and objectives and determines (or recommends to the Board for determination) the compensation of the Chief Executive Officer based on such evaluation.

•  Reviews and approves the goals and objectives relevant to the compensation of our other executive officers, oversees an evaluation of the effectiveness of the compensation program for such officers and determines the compensation of such officers upon considering all relevant matters.

•  Reviews and approves the overall compensation philosophy, policies and procedures for the Company’s executive officers, including with respect to stock ownership and clawbacks.

•  Reviews and advises the Board with respect to executive officer incentive programs, compensation plans and equity-based plans, and administers such plans as the Board designates, which includes the determination of awards to be granted to executive officers and other employees under such plans and the evaluation of achievement of established plan goals and objectives.

•  Reviews competitive market data and approves the Company’s peer group companies as one factor in evaluating the overall competitiveness of our executive and director compensation levels.

•  Reviews the competitiveness and appropriateness of our non-employee director compensation program and approves (or makes recommendations to the Board with respect to) non-employee director compensation.

•  Reviews and discusses the Compensation Discussion and Analysis prepared by management and determines whether to recommend to the Board that the Compensation Discussion and Analysis be included in the Company’s proxy statement.

•  Reviews and evaluates with management whether the Company’s compensation policies and practices for executive officers and other employees create risks that are reasonably likely to have a material adverse effect on the Company.

•  Provides recommendations to the Board regarding compensation-related proposals considered at stockholder meetings (including say-on-pay and say-on-frequency advisory votes).

•  Reviews the Company’s strategies and policies relating to human capital management and the succession plans relating to the Company’s Chief Executive Officer and other executives.

•  Performs certain settlor functions with respect to the Company’s 401(k) plan and other pension, profit sharing, thrift or retirement plans and ERISA welfare benefit plans.

Performance Compensation Subcommittee.  The Performance Compensation Subcommittee (sometimes referred to herein as the “Subcommittee”) administers the Company’s equity-based compensation plans that are subject to Section 16 of the Securities Exchange Act of 1934, as amended, and any other salary, compensation and incentive plans that the Subcommittee is designated by the Board to administer.

Independence.  The Board has determined that each member of the Compensation and Human Capital Committee and the Subcommittee satisfies the independence requirements of Nasdaq. In addition, each member of the Subcommittee is a “non-employee director” for purposes of Section 16 of the Exchange Act.

30  The Wendy’s Company 2025 Proxy Statement

Compensation Committee Report.  The report of the Compensation and Human Capital Committee with respect to 2024 is provided in this Proxy Statement under the caption “Compensation Committee Report.”

Additional information about the actions taken by the Compensation and Human Capital Committee and Subcommittee in 2024 with respect to the compensation of our NEOs is discussed under the caption “Compensation Discussion and Analysis.” The actions taken by the Compensation and Human Capital Committee in 2024 regarding the compensation of our non-employee directors are discussed under the caption “Compensation of Directors.”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Committee Members:	Committee Functions:

Arthur B. Winkleblack (Chair) Kristin A. Dolan Michelle J. Mathews-Spradlin Peter H. Rothschild Number of Meetings in 2024: 6

As more fully described in its charter, the Nominating and Corporate Governance Committee assists the Board in reviewing and overseeing the membership of the Board of Directors and corporate governance principles applicable to the Company. In fulfilling these responsibilities, the Nominating and Corporate Governance Committee:

•  Identifies individuals qualified to become members of the Board, consistent with any guidelines and criteria approved by the Board.

•  Considers and recommends director nominees for the Board to select in connection with each annual meeting of stockholders.

•  Considers and recommends nominees for election to fill any vacancies on the Board and to address related matters.

•  Recommends to the Board the committee assignments of directors.

•  Recommends to the independent directors of the Board one of the independent directors to serve as the Company’s Lead Independent Director, if the Chair of the Board is not an independent director.

•  Develops and recommends to the Board corporate governance principles applicable to the Company.

•  Oversees an annual evaluation of the Board’s performance.

Independence.  The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee satisfies the independence requirements of Nasdaq.

CORPORATE SOCIAL RESPONSIBILITY COMMITTEE

Committee Members:	Committee Functions:

Matthew H. Peltz (Chair) Michelle Caruso-Cabrera Kenneth W. Gilbert Peter W. May Number of Meetings in 2024: 2

As more fully described in its charter, the Corporate Social Responsibility Committee assists the Board in reviewing and overseeing the Company’s corporate social responsibility (“CSR”) strategic initiatives, including environmental, social and governance (“ESG”) matters, community involvement and outreach initiatives and philanthropic endeavors. In fulfilling these responsibilities, the Corporate Social Responsibility Committee:

•  Reviews and discusses the Company’s overall approach to CSR, including current and potential CSR strategic initiatives.

•  Provides recommendations to the Board on CSR strategic initiatives, including ESG matters, community involvement and outreach initiatives and philanthropic endeavors.

•  Reviews and approves certain charitable contributions made by or on behalf of the Company.

•  Reviews and discusses risks and opportunities, emerging trends and evolving best practices relative to the Company’s CSR strategic initiatives.

•  Considers the impact that the Company’s CSR strategic initiatives may have on Company performance, public perception, competitive position and key stakeholders.

•  Reviews and discusses with management the Company’s CSR-related disclosures.

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TECHNOLOGY COMMITTEE

Committee Members:	Committee Functions:
Peter W. May (Chair) Kristin A. Dolan Kenneth W. Gilbert Richard H. Gomez Michelle J. Mathews-Spradlin Matthew H. Peltz Number of Meetings in 2024: 5

As more fully described in its charter, the Technology Committee assists the Board in discharging the Board’s oversight responsibilities relating to the Company’s overall development, use and risk management of information technology. In carrying out its duties, the Technology Committee:

•  Reviews and evaluates the Company’s digital customer engagement initiatives.

•  Provides recommendations to the Board regarding information technology matters, including cybersecurity matters.

•  Reviews and discusses the Company’s risk management and risk assessment guidelines and policies regarding technology risk.

•  Reviews and discusses existing and emerging technology trends.

•  In coordination with the Audit Committee, reviews, evaluates and discusses the quality and effectiveness of the Company’s technology risk management, assessment and exposures (including information technology, cybersecurity, data security and fraud risks).

•  Consults with the Audit Committee regarding the information technology and cybersecurity systems and processes that affect or relate to the Company’s internal controls.

•  Reviews and provides recommendations regarding the Company’s cybersecurity and information technology policies, programs and practices and digital customer engagement initiatives.

OTHER BOARD COMMITTEES

Capital and Investment Committee.  The Capital and Investment Committee is responsible for approving the investment of the Company’s excess funds (i.e., funds not currently required for operations or acquisitions) and exercising approval authority for certain transactions (such as capital expenditures, acquisitions, dispositions and borrowings) within amounts specified by the Board.

Executive Committee.  During intervals between meetings of the Board, the Executive Committee may exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, including, without limitation, all such powers and authority as may be permitted under Section 141(c)(2) of the Delaware General Corporation Law.

BOARD’S ROLE IN RISK OVERSIGHT

The Board of Directors provides oversight with respect to the Company’s risk assessment and risk management activities, which are designed to identify, assess, prioritize, mitigate and monitor material risks to the Company, including financial, operational, technology, compliance and strategic risks. While the Board has primary responsibility for risk oversight, the Board’s standing committees support the Board by regularly addressing various risks within their respective areas of responsibility.

The Audit Committee focuses on financial risks, including reviewing with management the Company’s internal audit function and the Company’s independent registered public accounting firm, the Company’s major risk exposures (with particular emphasis on financial risk exposures), the adequacy and effectiveness of the Company’s accounting and financial controls and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Audit Committee also oversees enterprise risk management (“ERM”) for the Company. ERM is supported by an internal Enterprise Risk Management Committee composed of a cross-functional group of management, departmental leaders and other personnel who support risk management across of the Company. The ERM program, which is designed to identify current and potential risks facing the Company and ensure that actions are taken as and when appropriate to manage and mitigate those risks, includes an annual risk assessment, assignment of accountability for risk management and development of risk treatment strategies. The Audit Committee receives a comprehensive ERM report from management on a semiannual basis and discusses the results with the full Board, which is ultimately responsible for oversight of the Company’s ERM process. In addition, the Board also receives a comprehensive ERM report from management on an annual basis.

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The Compensation and Human Capital Committee considers risks presented by the Company’s compensation policies and practices for its executive officers and other employees, as discussed below under the caption “Compensation Governance—Compensation Risk Assessment,” as well as succession planning relating to the Chief Executive Officer and other executives.

The Nominating and Corporate Governance Committee reviews risks related to the Company’s corporate governance structure and processes, including director qualifications and independence, stockholder proposals related to corporate governance and the effectiveness of our Corporate Governance Guidelines.

The Technology Committee provides oversight with respect to the Company’s technology risk management, assessment and exposures, including information technology, cybersecurity, data and fraud risks. The Technology Committee receives regular updates from the Company’s Chief Information Officer and Chief Information Security Officer regarding the Company’s technology and cybersecurity risk management strategies, the cyber threat landscape, industry trends and other relevant technology risk topics. Management also provides the Technology Committee with detailed reports regarding the Company’s technology priorities and initiatives to ensure that its technology and cybersecurity risk management strategies remains current and aligned with the Company’s overall business strategy.

The Corporate Social Responsibility Committee reviews risks related to the Company’s CSR strategic initiatives, including matters such as animal care and welfare, food safety and quality, responsible sourcing and other supply chain matters, sustainable packaging, food waste, energy use, greenhouse gas emissions, climate risk, water use and the workforce culture and inclusion.

Each of these committees reports directly to the Board on a regular basis, including updates regarding such risks as and when appropriate.

The Board believes that its current leadership structure supports the risk oversight function of the Board. Having the roles of Chief Executive Officer and Chairman filled by separate individuals allows the Chief Executive Officer to lead senior management in its supervision of the Company’s day-to-day business operations, including the identification, assessment, and mitigation of material risks, and allows the Chairman to lead the Board in its oversight of the Company’s risk assessment and risk management activities.

BOARD’S ROLE IN SUCCESSION PLANNING

As reflected in our Corporate Governance Guidelines, one of the key responsibilities of the Board of Directors is planning for Chief Executive Officer succession. Succession planning addresses both contingency planning for emergencies (such as death or disability) and succession in the ordinary course of business. The Board’s goal is to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the Chief Executive Officer. The Board has delegated oversight responsibility for succession planning to the Compensation and Human Capital Committee, which periodically reviews succession plans and makes recommendations to the Board in the event of an emergency or the departure of the Chief Executive Officer.

In February 2024, Kirk Tanner replaced Todd Penegor as the Company’s President and Chief Executive Officer, and as a member of the Board. In considering this change, the Board of Directors and the Compensation and Human Capital Committee determined that an outside candidate would be best suited to drive the Company’s next chapter to accelerate global growth and drive long-term stockholder value. The Board of Directors believes that Mr. Tanner provides a strong leadership foundation to foster the next stage of the Company’s continued growth and achievement of our strategic goals.

In addition to Chief Executive Officer succession planning, the Board of Directors conducts a periodic review of executive succession plans. During this review, the Board discusses a variety of topics with the Chief Executive Officer and Chief People Officer, including organizational needs, competitive challenges, candidates for senior leadership positions, succession timing for those positions and development plans for high-potential candidates.

  The Wendy’s Company 2025 Proxy Statement  33

BOARD AND COMMITTEE EVALUATIONS

Pursuant to our Corporate Governance Guidelines, the Board of Directors and its committees conduct annual self-evaluations under the direction of the Nominating and Corporate Governance Committee. The evaluations provide the Board and its committees with an opportunity to evaluate their performance for the purpose of improving Board and committee processes and effectiveness.

As part of the Board’s self-evaluation, each of the Company’s directors complete written questionnaires that allow them to consider and provide feedback on various issues, including the quality, scope and administration of Board meetings, Board structure and composition, committee composition, the Board’s oversight function, the Board’s role in the effectiveness of the Company’s strategy and performance, Board culture and accountability, the Board’s relationship with management, access to information and resources, key priorities and the consideration of stockholder value and interests.

Committee self-evaluations are led by the respective committee chairs and include, among other topics, a review of the roles and responsibilities set forth in the committee charters, interactions with and information flow from management, the nature and scope of agenda items, the adequacy and efficiency of meetings, committee structure and composition, committee resources and the role of outside consultants and advisers. The results of the committee self-evaluations are discussed with the full Board.

STOCKHOLDER ENGAGEMENT

We believe ongoing engagement with our stockholders is an important component of strong corporate governance. In 2024, we held approximately 130 meetings with approximately 45 of our active stockholders to discuss a range of topics, including our financial results and outlook, business strategy and performance and capital allocation policy. We also engaged and communicated with stockholders throughout the year on a range of important corporate responsibility and governance topics, including Board composition, leadership and skills, stockholder rights, executive compensation practices, updates on the Company’s Good Done Right corporate responsibility strategy and other topics of interest.

The Company communicates with stockholders through a variety of means, including our Annual Meeting, quarterly earnings calls, investor outreach calls and roadshows, conferences, Investor Days and our corporate and Investor Relations websites, including The Square Deal™ Wendy’s Blog. We welcome and value input from all stockholders and encourage stockholders to reach out to our Investor Relations team.

We believe our engagement program empowers stockholders to provide feedback and raise any concerns with us and enables us to effectively respond to stockholder feedback in a transparent manner.

CORPORATE RESPONSIBILITY

“Good Done Right” is Wendy’s commitment to “Do the Right Thing” in the area of corporate responsibility. We are focused on three critical areas of our business—Food, Footprint and People—and our strategies include: (i) delivering high-quality food transparently; (ii) delivering more with less environmental impact; and (iii) fostering more inclusive workplaces and communities.

Progress Made in 2024

In 2024, we made significant progress on our Food, Footprint and People pillars, as described in greater detail below.

Food

•	We continued to progress against our focus area of responsibly sourcing our top 10 priority food categories by 2030 in the United States and Canada.

•

In 2024, we made strides in advancing our responsible sourcing goal in the potato category, with progress stemming from several years of active industry engagement and close partnership with our suppliers. We also continued the implementation of our Animal Care Standards Program, which uses a detailed assessment tool designed to better track farm conditions and animal care, quantify the results and identify best practices, as well as better recognize progressive suppliers for their efforts.

34  The Wendy’s Company 2025 Proxy Statement

Footprint

•

Through our efforts to evolve alongside the industry, we recently updated our science-based targets focused on supply chain (Scope 3) emissions reductions to incorporate our new Forest, Land and Agriculture (FLAG) target, which is now industry standard for companies in land-intensive sectors. In addition, as we have previously disclosed, we have also updated our emissions reduction targets for the goods and services we purchase, and from our franchisees, to meet requirements under the Science-Based Targets initiative (SBTi).

•	We also continued to progress toward our goal for 100% of our customer-facing packaging in the United States and Canada to be sustainably sourced by 2026, which will also contribute to our FLAG goal.

People

•	Our efforts to promote inclusion aim to elevate workplace culture, drive higher retention, attract great talent and drive better business results.

•

We continued our efforts to uplift our employees while cultivating an inclusive workplace culture. Wendy’s employees lead several thriving Employee Resource Groups (“ERGs”). Our ERGs serve an important role in creating forums for learning and inclusion, providing opportunities to celebrate different backgrounds, empowering employees to bring their authentic selves to work and creating leadership and professional development opportunities. All employees are welcome in our ERGs.

•

Wendy’s also continued support for communities throughout our restaurant footprint, with charitable giving programs that support foster care adoption, hunger and food integrity, youth and families, and vibrant communities. In 2024, Wendy’s made charitable donations to a variety of organizations across the globe, highlighted by our continued support of the Dave Thomas Foundation for Adoption, a public charity created by our founder, Dave Thomas, which has been our signature charitable cause for more than 30 years.

Looking Ahead

We regularly engage with our key stakeholders, including customers, employees, franchisees, stockholders, suppliers and non-governmental organizations, on our Good Done Right strategy, and we encourage stockholders to reach out to our Corporate Social Responsibility team with any questions or comments. We are committed to transparency and intend to continue to regularly report on our sustainability progress, including in our annual Corporate Responsibility report. We anticipate that our 2024 Corporate Responsibility report will be published in April 2025.

Additional information about our corporate responsibility initiatives is available on our website at https://www.wendys.com/what-we-value, in our annual Corporate Responsibility report and on The Square DealTM Wendy’s Blog at https://www.wendys.com/blog. The contents of our website and these additional information sources are not incorporated by reference in this Proxy Statement or any other report or document we file with the SEC.

  The Wendy’s Company 2025 Proxy Statement  35

C
ODE
OF
B
USINESS
C
ONDUCT
AND
E
THICS
The Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which is designed to ensure that the Company’s business is conducted with integrity and applies to all of the Company’s directors, officers and employees, including the principal executive officer, principal financial officer and principal accounting officer. Our Code of Ethics sets forth the Company’s standards and expectations regarding business relationships, franchisee relations, compliance with applicable legal and regulatory requirements, business conduct, conflicts of interest, use of Company assets, confidential information and information retention and reporting.
The Code of Ethics is available on our Governance website at
www.irwendys.com/esg/governance
. Any amendments to or waivers from the Code of Ethics that are required to be disclosed by applicable SEC rules will also be posted on the Company’s website.
I
NSIDER
T
RADING
P
OLICY
We have a Securities Trading Policy and procedures that govern the purchase, sale and other dispositions of Company securities by our directors, officers, employees and designated consultants, as well as by the Company itself. We believe the Securities Trading Policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. Under our Securities Trading Policy, covered persons:

•	May not trade in Company securities if they are aware of material nonpublic information;

•	May not trade in the securities of another company if they are aware of material nonpublic information about that company which was obtained during the course of their employment with the Company;

•	May not share material nonpublic information with others or recommend to anyone the purchase or sale of any securities when they are aware of material, undisclosed information; and

•	Must comply with certain pre-clearance and blackout procedures described in the policy.
The Securities Trading Policy also prohibits the Company’s directors, officers and employees from engaging in speculative transactions or transactions that are intended to hedge or offset the value of Company securities they already own. See “Compensation Discussion and Analysis—Compensation Governance Matters—Anti-Hedging Policy” for additional details.
L
IMITATION
ON
O
THER
B
OARD
S
ERVICE
As described in the Company’s Corporate Governance Guidelines, directors are expected to limit external commitments to ensure they are able to devote sufficient time, energy and effort to serving the Company. Subject to consideration by the Nominating and Corporate Governance Committee of the Board, non-management directors are generally expected to not serve on more than four other public company boards (in addition to the Company). Directors who also serve as executive officers of the Company are generally expected to not serve on more than one other public company board (in addition to the Company). Additionally, directors serving on the Company’s Audit Committee may not simultaneously serve on the audit committees of more than two other public company boards (in addition to the Company), unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee.

The Wendy’s Company 2025 Proxy Statement

COMPENSATION GOVERNANCE

COMPENSATION RISK ASSESSMENT

As part of the Board’s risk oversight function, the Compensation and Human Capital Committee conducts an annual review of compensation-related risk. In February 2025, the Compensation and Human Capital Committee and its independent advisers met with management to review management’s conclusion that the Company’s compensation policies and practices for its employees do not create risks that are reasonably likely to have a material adverse effect on the Company. Management reviewed with the Compensation and Human Capital Committee the various factors underlying management’s conclusion, including the performance objectives and target levels used in connection with the Company’s incentive awards, as well as the features of the Company’s compensation plans that are designed to mitigate compensation-related risk, including the following:

•	Plan and award metrics are tied directly to the Company’s key performance measures, such as earnings, sales, cash flow and stockholder return;

•

Various methods for delivering compensation are utilized, including cash-based and equity-based incentives with different time horizons that are designed to provide a balanced mix of both short-term and long-term incentives;

•	Performance-based awards have fixed maximum payouts;

•

The Company has the right to reduce or eliminate payouts under incentive awards through the use of negative discretion, including if a participant’s behavior is in conflict with the Company’s Code of Ethics or any other Company policy or procedure;

•

Annual incentive payouts are not made until the Company’s financial statements have been audited by the Company’s independent registered public accounting firm and plan results are certified by the Chief Financial Officer; and

•

All incentive awards granted under the 2020 Omnibus Award Plan contain clawback provisions in favor of the Company, including in the event a participant has engaged in “detrimental activity” (as defined in such plan).

With respect to the Company’s compensation program for executive officers, the Compensation and Human Capital Committee concluded that this program is appropriately designed to support the Company’s business objectives by linking executive compensation to the Company’s attainment of annual and multiyear operating, financial and strategic goals, individual performance and the creation of long-term stockholder value. The executive compensation program includes the following features that are designed to prevent risk-taking that could have a material adverse effect on the Company:

•	Base salaries represent a sufficient component of executives’ total cash compensation so that excessive risk-taking that may be associated with performance-based compensation is mitigated;

•

Performance goals and metrics under the Company’s annual incentive plan are closely linked to the Company’s annual financial planning process and are based upon realistic operating levels that can be attained without taking inappropriate risks or deviating from normal operations or approved strategies;

•	Long-term equity incentive awards are based upon the Company’s performance over a multiyear period, which mitigates against the taking of short-term risk;

•

Incentive compensation plan design allows for adjustment of performance metrics for nonrecurring and unusual items or events so that executives are rewarded based on the Company’s core operating results;

•	Equity-based awards represent a significant portion of executives’ total compensation, which links executive compensation to the long-term value of our Common Stock;

•

Executive officers are subject to the Company’s clawback policy providing for the Company’s recoupment of certain incentive-based compensation in the event that the Company is required to prepare an accounting restatement due to its material noncompliance with any financial reporting requirement under applicable securities laws; and

•

The Board of Directors adopted our Stock Ownership and Retention Guidelines for Executive Officers and Directors that require significant stock ownership by executives, which further aligns the interests of executives with the interests of stockholders.

  The Wendy’s Company 2025 Proxy Statement  37

AUTHORITY TO DELEGATE

The Compensation and Human Capital Committee and the Subcommittee each may delegate authority to subcommittees composed of one or more of its members, and also may delegate authority to its Chair when it deems appropriate, subject to the terms of its charter. The Compensation and Human Capital Committee and the Subcommittee also may delegate to one or more Company directors or officers the authority to make grants of equity-based compensation to eligible employees who are not executive officers, subject to the terms of the Company’s compensation plans and applicable legal and regulatory requirements. Any director or officer to whom the Compensation and Human Capital Committee or the Subcommittee grants such authority must regularly report any grants so made, and the Committee or the Subcommittee may revoke any delegation of authority at any time.

ROLE OF COMPENSATION CONSULTANTS IN THE EXECUTIVE COMPENSATION PROCESS

In carrying out its responsibilities, the Compensation and Human Capital Committee periodically reviews and evaluates the components and competitiveness of the Company’s executive compensation program, using information drawn from a variety of sources, including information provided by outside compensation consultants, legal counsel and other advisers, as well as the Committee’s own experience in recruiting, retaining and compensating executives. The Compensation and Human Capital Committee has the sole authority to retain and oversee the work of outside compensation consultants, legal counsel and other advisers in connection with discharging its responsibilities, including the sole authority to determine such consultants’ or advisers’ fees and other retention terms. The Company provides such funding as the Compensation and Human Capital Committee determines to be necessary or appropriate for payment of compensation to consultants and advisers retained by the Committee.

Since December 2009, the Compensation and Human Capital Committee has engaged Frederic W. Cook & Co., Inc. (“FW Cook”) to serve as its independent outside compensation consultant. Representatives from FW Cook regularly attend Compensation and Human Capital Committee meetings and provide advice to the Committee on a variety of compensation-related matters. The Compensation and Human Capital Committee seeks input from FW Cook on competitive market practices, including evolving trends and best practices. During 2024, FW Cook assisted the Compensation and Human Capital Committee with respect to the design of the Company’s executive compensation program and determination of compensation levels thereunder, including base salary levels, the 2024 annual cash incentive and long-term equity incentive awards and the overall mix of total direct compensation for the Chief Executive Officer and other senior executives. FW Cook also advised the Compensation and Human Capital Committee in connection with the Compensation Discussion and Analysis, Pay Versus Performance and other compensation-related disclosures in the Company’s Proxy Statement, the Company’s peer group, the review of the compensation package offered to Mr. Tanner in connection with the Company’s Chief Executive Officer succession in early 2024 and the design of and modifications to the executive compensation program for 2025. At the request of the Compensation and Human Capital Committee, FW Cook periodically reviews the compensation components and levels of the Company’s executive officers and advises the Committee on the appropriateness of the Company’s executive compensation program in the context of its overall compensation philosophy. Under the terms of its engagement, FW Cook does not provide any other services to the Company and works with management only on matters for which the Compensation and Human Capital Committee has oversight responsibility. The Compensation and Human Capital Committee has assessed the independence of FW Cook pursuant to applicable SEC and Nasdaq rules (including consideration of the six independence factors specified in Nasdaq Listing Rule 5605(d)(3)(D)) and concluded that no conflict of interest exists that would prevent FW Cook from serving as an independent compensation consultant to the Committee.

Management provides information and makes recommendations to the Compensation and Human Capital Committee from time to time regarding the design of the Company’s executive compensation program. In formulating its recommendations, management reviews information from a variety of sources, including information provided by outside compensation consultants. During 2024, management engaged Willis Towers Watson to serve as management’s outside compensation consultant. Willis Towers Watson provided market data and other information to management in connection with the design of the Company’s executive compensation program, including a review of base salary, total cash compensation and total direct compensation levels for the Chief Executive Officer and other senior executives. Certain of the market data and other information provided by Willis Towers Watson was also made available to the Compensation and Human Capital Committee and FW Cook.

38  The Wendy’s Company 2025 Proxy Statement

ROLE OF MANAGEMENT IN THE EXECUTIVE COMPENSATION PROCESS

The Company’s executive officers provide support and assistance to the Compensation and Human Capital Committee and the Subcommittee on a variety of compensation-related matters. Each year, the Chief Executive Officer and other senior executives provide input to the Committee and the Subcommittee regarding the design of the Company’s annual incentive plan and long-term incentive plan, including proposed performance goals and objectives and a list of participants eligible to receive awards. The Committee and the Subcommittee, as appropriate, then determine the structure and components of the annual cash incentive and long-term equity incentive awards after considering management’s recommendations, as well as input from FW Cook. With respect to performance-based awards, following the completion of each performance period, the Chief Financial Officer provides the Subcommittee with a certification of the Company’s actual performance relative to the stated performance goals and the resulting payouts to participants based on such performance. The Committee and the Subcommittee, as appropriate, then determine the actual incentive payouts to eligible participants after taking into account Company performance and any other relevant facts and circumstances.

The Chief Executive Officer and other members of management with expertise in compensation, benefits, tax, accounting, financial reporting, legal and other matters provide information and make recommendations to the Compensation and Human Capital Committee from time to time on compensation-related matters, including proposed employment, retention, relocation, severance and other compensatory arrangements, base salary levels, annual incentive plans, long-term equity incentive awards, annual compensation risk assessments and evolving trends and best practices in executive compensation. Management also presents information to the Compensation and Human Capital Committee regarding the Company’s business and financial performance, strategic initiatives, legal and regulatory developments and other relevant matters. In accordance with applicable Nasdaq rules, the Chief Executive Officer may not be present during any voting or deliberations by the Committee or Subcommittee with respect to his compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Six non-management directors served on the Compensation and Human Capital Committee during 2024: Mses. Arlin and Mathews-Spradlin and Messrs. Gomez, May and Rothschild, as well as Mr. Joseph A. Levato (who did not stand for re-election at the Company’s 2024 annual meeting of stockholders).

During 2024: (i) no member of the Compensation and Human Capital Committee had ever served as an officer or employee of the Company, except that Mr. Levato served as the Executive Vice President and Chief Financial Officer of the predecessor to the Company from April 1993 to August 1996 and Mr. May served as President and Chief Operating Officer of the predecessor to the Company from April 1993 to June 2007; (ii) no member of the Compensation and Human Capital Committee was party to any related person transaction or other relationship requiring disclosure under Item 404 of SEC Regulation S-K, except that (a) Mr. May is the President and a Founding Partner of Trian Partners, which is a significant and long-term stockholder of the Company and party to that certain agreement with the Company described under the caption “Certain Relationships and Related Person Transactions” and (b) certain family members of Mr. May hold indirect, minority ownership interests in operating companies managed by Yellow Cab Holdings, LLC, a Wendy’s franchisee, as further described under the caption “Certain Relationships and Related Person Transactions”; and (iii) none of the Company’s executive officers served as a member of the compensation committee (or other committee performing similar functions or, in the absence of any such committee, the entire board of directors), of any other entity of which an executive officer of such other entity served on the Company’s Board of Directors, the Compensation and Human Capital Committee or the Subcommittee.

  The Wendy’s Company 2025 Proxy Statement  39

COMPENSATION COMMITTEE REPORT*

The Compensation and Human Capital Committee has reviewed and discussed the following Compensation Discussion and Analysis with the Company’s management and, based on such review and discussions, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2024.

The Compensation and Human Capital Committee:

Peter H. Rothschild, Chair

Wendy C. Arlin

Richard H. Gomez

Michelle J. Mathews-Spradlin

Peter W. May

*

This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Compensation Committee Report by reference into such other filing.

40  The Wendy’s Company 2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

In this Compensation Discussion and Analysis, we refer to certain non-GAAP financial measures (adjusted EBITDA, global systemwide sales and free cash flow) when describing our financial and operational results during 2024. Please refer to Annex A to this Proxy Statement for further discussion regarding non-GAAP financial measures and for reconciliations of certain of these non-GAAP financial measures to our results as reported under accounting principles generally accepted in the United States (“GAAP”).

This Compensation Discussion and Analysis describes the Company’s executive compensation objectives, philosophy and practices and discusses the compensation that was awarded during 2024 to our Named Executive Officers. To enable easier navigation, we have organized the disclosure into the following sections:

1. OUR 2024 YEAR IN REVIEW

Business Performance

We delivered growth in 2024 under our new brand promise, Fresh Famous Food…Made Right…For You. We are proud to have delivered our 14th consecutive year of global same-restaurant sales growth as we continued to expand our breakfast business, launch impactful innovation, invest in technology to expand our digital sales and open new restaurants across the globe, while restructuring our leadership team to drive improved accountability and operational excellence. In 2024, we:

•	Achieved global same-restaurant sales growth[1] of 1.5% (5.8% on a two-year basis);

•	Delivered global systemwide sales[2] of approximately $14.5 billion, a year-over-year increase of 3.1%;

•	Generated operating profit of $371.4 million, net income of $194.4 million and adjusted EBITDA[2] of $543.6 million, a year-over-year increase to adjusted EBITDA of 1.4%;

•	Delivered net cash provided by operating activities of $355.3 million and free cash flow[2] of $279.0 million, a year-over-year increase to free cash flow of 1.7%; and

•	Grew U.S. Company-operated restaurant margin by 70 basis points over the course of fiscal 2024.

[1]	Global same-restaurant sales growth and systemwide sales growth are calculated on a constant currency basis and include sales by both Company-operated and franchise restaurants.
[2]	Non-GAAP financial measure. Please refer to Annex A for a reconciliation of certain non-GAAP financial measures.

  The Wendy’s Company 2025 Proxy Statement  41

Executive Compensation Program and Payouts

Consistent with the Company’s philosophy of pay-for-performance, the Company’s business and financial results and stockholder returns were reflected in the performance-based compensation delivered to our executives.

Annual Incentive Compensation

The Company delivered results in fiscal 2024 that highlighted the strength and resiliency of the Wendy’s brand as the Company continued to deliver consistent growth. The Compensation and Human Capital Committee of our Board of Directors (referred to in this Compensation Discussion & Analysis section as the “Committee”) set rigorous goals under our executive compensation program to align pay with performance and, based on the Company’s adjusted EBITDA, global same-restaurant sales growth and free cash flow, the annual cash incentive for the NEOs paid out at 70.7% of target. See “—Compensation Decisions for 2024—Annual Cash Incentive Compensation” for additional details on the design and results of the 2024 annual incentive plan.

Long-Term Equity Compensation

With respect to long-term equity compensation, the performance unit awards granted to executives who were employed by the Company in February 2022 vested at 19.5% of target based on the Company’s relative total stockholder return and cumulative free cash flow performance over the three-year performance period beginning January 3, 2022 and ending December 29, 2024. No discretionary adjustments were made to the performance metrics or payouts under the 2022 performance unit awards. See “—Additional Compensation Decisions—Vesting of 2022 Performance Unit Awards” for additional details.

2. NAMED EXECUTIVE OFFICERS (NEOS)3

NAME	POSITION

Kirk Tanner	President and Chief Executive Officer

Kenneth Cook	Chief Financial Officer

Abigail E. Pringle	President, U.S.

E.J. Wunsch	President, International

Lindsay J. Radkoski	Chief Marketing Officer, U.S.

Todd A. Penegor	Former President and Chief Executive Officer

Gunther Plosch	Former Chief Financial Officer

[3]

Reflects our named executive officers (“NEOs”) for fiscal year 2024, as defined in Item 402(a)(3) of SEC Regulation S-K. The employment of Messrs. Penegor and Plosch was terminated without “cause” in February 2024 and December 2024, respectively. See “—Leadership Changes and Related Compensation Actions” below and “Employment Arrangements and Potential Payments Upon Termination or Change in Control” for additional details. For purposes of identifying our NEOs, compensation to former officers does not include the value of their outstanding equity awards, all of which were previously disclosed, because such awards were not materially modified in connection with their departures.

42  The Wendy’s Company 2025 Proxy Statement

3. LEADERSHIP CHANGES AND RELATED COMPENSATION ACTIONS

Executive Transitions

Early in 2024, the Company completed a transition of the Chief Executive Officer role. As announced in January 2024, the Board appointed Kirk Tanner as the Company’s new President and Chief Executive Officer, succeeding Todd Penegor. The Company believes Mr. Tanner provides a strong leadership foundation to foster the next stage of the Company’s continued growth and achievement of our strategic goals, building on the strong growth in sales, earnings and new restaurant counts achieved under Mr. Penegor’s leadership.

Largely in connection with the appointment of Mr. Tanner, the Company’s senior leadership team was reconstituted during 2024 to support the Company’s future growth:

•

In December 2024, the Company appointed Kenneth Cook as the Company’s new Chief Financial Officer, succeeding Mr. Plosch. The Company believes Mr. Cook will play a key role across the Company’s initiatives to increase revenue and expand margins as it enters the next phase of growth in the U.S. and around the globe, helping to unlock value for our stockholders.

•

To support the growth of the Company’s core business segments, (i) Abigail E. Pringle, previously the Company’s President, International and Chief Development Officer, was appointed to the newly created role of President, U.S., and (ii) E.J. Wunsch, previously the Company’s Chief Legal Officer and Secretary, was appointed to the role of President, International.

•

Matthew P. Spessard, a key leader of the Company’s global technology vision, innovation and development, was promoted to Chief Information Officer, succeeding our former Chief Information Officer, J. Kevin Vasconi, upon his resignation.

•

Lindsay J. Radkoski, a dynamic leader in the Company’s marketing organization, was promoted to Chief Marketing Officer, U.S., succeeding our former Global Chief Marketing Officer, Juan Carlos Loredo, upon his resignation.

•	The Company further strengthened its next generation of leadership by hiring John Min to fill the Company’s open Chief Legal Officer and Secretary role.

In connection with these changes, the Committee and its Performance Compensation Subcommittee (the “Subcommittee”) took certain compensation-related actions, including adjustments to salary and bonus opportunities and grants of a limited number of one-time equity awards in recognition of the complexities of executing an external CEO succession and the resulting impacts to the Company’s senior management team. The granting of one-time equity awards is not a regular part of the Company’s executive compensation program and the Subcommittee did not grant any awards or take special compensation actions for any members of the senior leadership team that remained in their existing roles following the CEO succession and resulting leadership changes.

As described in further detail below, in granting these one-time equity awards to our NEOs, the Subcommittee (i) considered multiple strategic factors, (ii) linked the one-time awards to the specific circumstances of the individual new hires and/or promotions and (iii) used variable and performance-based pay to maintain alignment of interest between our executives and our stockholders.

Chief Executive Officer Compensation Actions

As previously disclosed in the Company’s definitive proxy statement for the 2024 annual meeting of stockholders filed with the SEC on April 4, 2024, in connection with his appointment as the Company’s new President and Chief Executive Officer, Mr. Tanner entered into an employment letter that provided for the following:

•	Base Salary. An annual base salary of $1.0 million per year, subject to annual review by the Committee (a decrease of 14% compared to Mr. Penegor’s base salary in effect at the end of 2023).

•

Annual Cash Incentive Compensation. Eligibility for an annual, performance-based cash incentive under the Company’s annual incentive plan with a target equal to 175% of his annual base salary (compared to 150% for Mr. Penegor as last determined by the Committee in February 2023).

•

Long-Term Equity Incentive Compensation. For fiscal year 2024, a long-term incentive award with a target value of $6.0 million, on the same terms as made available to other senior executives as part of the Company’s executive compensation program for 2024 (an increase of 4% compared to the target value of Mr. Penegor’s 2023 long-term incentive award).

  The Wendy’s Company 2025 Proxy Statement  43

•

One-Time Equity Award. As an inducement to leave his prior employment and recognizing that Mr. Tanner would be forfeiting compensation from his prior employer, a one-time equity award with a grant date fair value of $9.0 million, two-thirds of which was comprised of restricted stock units that vest in substantially equal installments on each of the first three anniversaries of the grant date and one-third of which was comprised of performance share units that vest solely on the basis of three-year relative total stockholder return targets.

•	Other Benefits. Mr. Tanner’s employment letter also provided for relocation assistance in accordance with the Company’s policy and reimbursement for reasonable legal fees.

In structuring Mr. Tanner’s compensation package, the Committee considered the following: (i) the competitive market in our industry and the need to attract and retain top-tier talent; (ii) Mr. Tanner’s career with his prior employer, one of the largest and most successful global food and beverage companies, that spanned 30 years and his status as a proven senior executive; (iii) the personal risk associated with leaving a long-standing employer for a new company; and (iv) the compensation Mr. Tanner forfeited by leaving his prior employer on the Company’s desired timeline.

In approving Mr. Tanner’s one-time equity award, the Subcommittee noted that: (i) Mr. Tanner was forfeiting compensation as a result of leaving his prior employer on the Board’s desired timeline; (ii) the award was exclusively in the form of performance-based and variable compensation, with no cash sign-on component, and value dependent on the Company’s financial and operational success; and (iii) a significant portion of the one-time equity award was comprised of performance share units that would not vest unless three-year relative total stockholder return targets were achieved. These features align Mr. Tanner’s one-time equity award with the interests of our stockholders.

In connection with his departure from the Company, Mr. Penegor was entitled to receive payment of accrued obligations, as well as compensation and benefits consistent with an involuntary termination without “cause”. See “Employment Arrangements and Potential Payments Upon Termination or Change in Control—Severance Payments and Benefits for Todd A. Penegor” for additional details.

Chief Financial Officer Compensation Actions

In connection with his appointment as the Company’s new Chief Financial Officer, Mr. Cook entered into an employment letter that provided for the following:

•

Base Salary. An annual base salary of $600,000 per year, subject to annual review by the Committee (a decrease of 23% compared to Mr. Plosch’s base salary at the time of his departure). In February 2025, the Committee approved increasing Mr. Cook’s base salary to $615,000 in recognition of his successful transition to lead the Company’s finance organization.

•

Annual Cash Incentive Compensation. Eligibility for an annual, performance-based cash incentive under the Company’s annual incentive plan with a target equal to 85% of his annual base salary (compared to 100% for Mr. Plosch as last determined by the Committee in February 2024).

•

Long-Term Equity Incentive Compensation. For fiscal year 2025, a long-term incentive award with a target value of $1.0 million, on the same terms as will be made available to other senior executives as part of the Company’s executive compensation program for 2025 (a decrease of 47% compared to the target value of Mr. Plosch’s 2024 long-term incentive award). In February 2025, the Subcommittee approved increasing the target value to $1.115 million in recognition of Mr. Cook’s successful transition to lead the Company’s finance organization.

•

One-Time Awards. To make up for compensation that Mr. Cook forfeited by leaving his prior employer and induce Mr. Cook to accept the Company’s offer on its desired timeline, (i) a one-time equity award with a grant date fair value of $300,000, comprised of restricted stock units that vest in full on the third anniversary of the grant date and (ii) a one-time cash sign-on award of $325,000 that was paid to Mr. Cook following thirty (30) days of continued active employment. In approving these one-time awards, the Committee and Subcommittee noted that the one-time awards include variable compensation, with the value dependent on the Company’s financial and operational success.

•	Other Benefits. Mr. Cook’s employment letter also provided for relocation assistance in accordance with the Company’s policy.

In connection with his departure from the Company, Mr. Plosch was entitled to compensation and benefits consistent with an involuntary termination without “cause”. See “Employment Arrangements and Potential Payments Upon Termination or Change in Control—Severance Payments and Benefits for Gunther Plosch” for additional details.

44  The Wendy’s Company 2025 Proxy Statement

President, U.S. and President, International Compensation Actions

As described above, the Company promoted Ms. Pringle and Mr. Wunsch to the roles of President, U.S. and President, International, respectively. In connection with these promotions, the Committee and Subcommittee approved the following changes to Ms. Pringle’s and Mr. Wunsch’s compensation for 2024:

•	Base Salary. Base salary increases for Ms. Pringle ($45,000) and Mr. Wunsch ($40,000).

•	Annual Cash Incentive Compensation. No change (target remained at 100% of salary in effect before the increase).

•

Long-Term Equity Incentive Compensation. Increases in the 2024 long-term incentive targets for Ms. Pringle and Mr. Wunsch commensurate with their increased responsibilities in these critical roles. Specifically, Ms. Pringle and Mr. Wunsch each received enhancements to their ordinary course long-term equity awards granted in August 2024, comprised of a mix of stock options and restricted stock units.

•	One-Time Equity Award. None.

Chief Marketing Officer, U.S. Compensation Actions

During 2024, in light of her successful transition to the marketing leadership following the departure of the Company’s former Chief Marketing Officer, which included reorganizing the marketing function, demonstrating strong capability in leading critical work, partnering well with constituents and assimilating as part of the full senior leadership team, Ms. Radkoski was promoted to become an executive officer of the Company. In connection with her promotion, the Committee and Subcommittee, in consultation with its independent outside compensation consultant, approved:

•	Base Salary. A base salary increase of $100,000.

•

Annual Cash Incentive Compensation. An increase in Ms. Radkoski’s target bonus opportunity for the Company’s annual incentive plan from 50% of her base salary to 75% of her base salary (effective for the 2024 annual incentive plan).

•

Long-Term Equity Incentive Compensation. An increase in the 2024 long-term incentive target for Ms. Radkoski. Specifically, Ms. Radkoski received an enhancement, valued at $335,000, to her ordinary course long-term equity awards granted in August 2024, comprised of a mix of stock options and restricted stock units.

•

One-Time Equity Award. Ms. Radkoski received a one-time equity award with a grant date fair value of $500,000, comprised of restricted stock units that vest in full on the third anniversary of the grant date.

In taking these compensation actions and approving the one-time equity award, the Committee and Subcommittee recognized Ms. Radkoski’s performance and future leadership potential, as well as the importance of ensuring the strong continuity of the leadership of the Company’s marketing function. Again, the one-time award was comprised of variable compensation, with the value dependent on the Company’s financial and operational success.

4. A PHILOSOPHY OF PAY-FOR-PERFORMANCE

Objectives of the Executive Compensation Program

The compensation program for the Company’s executives is designed to support the Company’s business objectives by linking executive compensation to the Company’s attainment of annual and multiyear operating and financial goals, individual performance and the creation of long-term stockholder value. The primary objectives of the executive compensation program are to:

•	Attract and retain highly qualified executives;

•	Motivate and reward executives for achieving Company and individual performance goals and objectives; and

•	Align the interests of executives with the interests of the Company’s stockholders.

  The Wendy’s Company 2025 Proxy Statement  45

Emphasis on Variable Compensation

The Committee believes that a substantial portion of the total compensation for executives should be variable and tied to Company performance. Variable compensation is dependent on our financial and operational success and the achievement of strategic business objectives that create value for our stockholders. This pay-for-performance philosophy aligns executive pay with the Company’s business objectives and ensures that executives are responsive and accountable to stockholder interests.

Total direct compensation for executives is composed of three elements: (i) base salary; (ii) annual cash incentives; and (iii) long-term equity incentives. The following charts illustrate how these three components (at targeted levels of performance) were allocated for 2024 to create the overall pay mix for Mr. Tanner, the Company’s Chief Executive Officer, and the other NEOs as a group.

The pay mixes shown above exclude the value of one-time awards given to new NEOs who joined the Company in 2024. “Other NEO Pay Mix” does not reflect compensation paid to Mr. Penegor or Mr. Plosch.

As reflected in the charts above, variable incentive compensation that is dependent on the Company’s performance constitutes the most significant portion of target total direct compensation for executives, consistent with the Company’s pay-for-performance philosophy. By utilizing a high proportion of variable, performance-based compensation, the executive compensation program offers executives an opportunity for increased compensation in the event of successful Company performance, matched with the prospect of reduced compensation if Company performance goals are not achieved. This type of variable, performance-based compensation is substantially dependent on our financial and operational results and, with respect to our long-term equity awards, the performance of our Common Stock, which are important components of our executive compensation strategy. This compensation framework establishes a strong alignment between our executive compensation and the interests of our stockholders and supports our ability to attract, motivate and retain executive talent by rewarding our executives when they generate value for our stockholders. Our pay-for-performance strategy has resulted in executive compensation that we believe is reasonable and aligned with achievement of the Company’s business objectives.

Our executives’ 2024 incentive structure was based on several key performance measures under our annual and long-term incentive plans, with the largest portion of compensation tied to equity awards that vest over a multiyear period to drive strong alignment with stockholder interests. See “—Incentive Compensation Performance Measures for 2024” below for additional details.

46  The Wendy’s Company 2025 Proxy Statement

5. STRONG COMPENSATION GOVERNANCE AND STOCKHOLDER SUPPORT

In May 2024, our stockholders expressed strong support of our executive compensation program through their annual say-on-pay advisory vote, with approximately 97% of the votes cast for approval of the compensation of our NEOs, the Company’s eighth straight year receiving over 95% support. The following table highlights key features of our executive compensation program that demonstrate the Company’s ongoing commitment to promoting stockholder interests through sound compensation governance practices.

WHAT WE DO	WHAT WE DON’T DO

Hold an annual say-on-pay advisory vote for stockholders.

   Provide annual or multiyear incentive guarantees.

   Provide excessive perquisites or benefits to executives.

   Grant equity awards at less than fair market value.

   Offer pension benefits to executives.

   Pay dividends on equity awards that are not yet earned or vested.

   Gross-up excise taxes upon a change in control.

   Reprice underwater stock options.

   Permit speculative trading, hedging or derivative transactions in our Common Stock.

Use an appropriate mix of cash and non-cash compensation, with an emphasis on variable, performance-based compensation.
Engage independent outside compensation consultants and utilize market, industry and peer group data to ensure we compensate fairly and competitively, but not excessively.
Set meaningful performance goals at the beginning of annual and multiyear performance periods.
Balance short-term and long-term compensation to discourage short-term risk-taking at the expense of long-term results.
Mitigate undue risk-taking by utilizing multiple performance measures, imposing caps on individual payouts and performing an annual compensation risk assessment.
Utilize comprehensive clawback policies that go beyond the minimum requirements of Nasdaq listing standards to cover detrimental conduct generally.
Limit accelerated vesting of equity awards by requiring a “double trigger” upon a change in control.
Set significant stock ownership and retention guidelines for the Chief Executive Officer and other executives.

6. ELEMENTS OF EXECUTIVE COMPENSATION

The primary components of our executive compensation program are described in the following table.

COMPONENT	PURPOSE

Base Salary	• Attract and retain highly qualified executives by providing a competitive level of fixed cash compensation that reflects the experience, responsibilities and performance of each executive.

Annual Cash Incentives	• Align executive pay with Company performance by motivating and rewarding executives over a one-year period based on the achievement of strategic business and financial objectives.

Long-Term Equity Incentives

• Align the interests of executives with the interests of stockholders and retain highly qualified executives by motivating and rewarding executives to achieve multiyear strategic business objectives.

• Create a direct link between executive pay and the long-term performance of our Common Stock.

Perquisites and Benefits	• Provide limited perquisites and benefits, consistent with competitive market practice.

  The Wendy’s Company 2025 Proxy Statement  47

7. HOW EXECUTIVE COMPENSATION IS DETERMINED

On an annual basis, the Committee reviews the effectiveness of our executive compensation philosophy and program and the performance of our executives and establishes the executive compensation program for the current year. In determining the appropriate compensation package for executives, the Committee, in consultation with FW Cook, considers a number of factors, including: (i) Company and individual performance; (ii) scope of responsibilities and relative importance of each role; (iii) qualifications and experience; (iv) the Chief Executive Officer’s recommendations with respect to the performance and compensation of our other executive officers; (v) competitive market practice; (vi) internal pay equity; (vii) recruiting considerations; (viii) alignment with stockholder interests; and (ix) creation of long-term stockholder value.

The Committee believes that the consideration of these factors is effective in maintaining a strong link between executive compensation and Company performance, as reflected by the Company’s consistent and strong earnings, sales and cash flows, as well as new restaurant growth, returning significant cash to stockholders and the Company’s ability to attract and retain a highly qualified and motivated leadership team.

Throughout the year, the Committee also reviews tally sheets prepared by management that quantify the elements of each executive’s total direct compensation. The Committee uses the tally sheets to ensure that compensation is evaluated based on a complete picture of each executive’s compensation, including accumulated equity value and potential severance.

Peer Group Companies and the Use of Competitive Market Data

In establishing compensation levels for executives, the Committee considers competitive market, industry and peer group data, including: (i) data from companies with comparable adjusted revenue to reflect a percentage of both company revenue and systemwide revenue relative to companies included in the Willis Towers Watson U.S. General Industry Executive Compensation Survey Report (“General Industry Data”); (ii) data from the Chain Restaurant Total Rewards Association Executive and Management Compensation Survey Report (“Restaurant Industry Data”); and (iii) with respect to certain executive positions (including our Chief Executive Officer, Chief Financial Officer, President, U.S. and President, International), data from our industry peer group.4 This data is among several factors considered by the Committee in setting executive compensation each year, together with the other factors and considerations described above. The Committee generally sets target total direct compensation for our executives to be competitive with the market, industry and peer group data and other factors described above.

The Committee, with support from FW Cook, annually reviews and approves the composition of our peer group. As part of this review, the Committee considers specific criteria and recommendations from FW Cook regarding companies to be added or removed from the peer group. In selecting our peer group for 2024, the Committee considered companies from the restaurant industry that reported systemwide revenue and a market capitalization within a reasonable range of Wendy’s systemwide revenue (i.e., revenue from both Company-operated restaurants and franchised restaurants) and the Company’s market capitalization. The Committee also considered other factors, including, for example, whether the peer group company considers Wendy’s as a peer and whether the peer group company is a direct competitor, talent competitor or key industry peer of the Company.

[4]

With respect to the Committee’s review of General Industry Data (1,022 companies) and Restaurant Industry Data (44 companies): (i) the Committee does not select the companies that provide information for the surveys; (ii) the aggregate survey data is size-adjusted using a methodology that reflects the Company’s global systemwide sales and revenue prior to being provided to the Committee; and (iii) the Committee does not link information back to particular companies as the aggregate survey data is reported by executive position and not by company. The Committee utilizes this broad-based, third-party survey data to gain a general understanding of the current compensation practices and trends in the market and the restaurant industry. As described above, competitive market practice is only one of several factors considered by the Committee when approving the elements and amounts of compensation awarded to executives.

48  The Wendy’s Company 2025 Proxy Statement

The industry peer group used for purposes of the Company’s 2024 executive compensation program included the companies identified in the following table.

2024 EXECUTIVE COMPENSATION PEER GROUP COMPANIES

Bloomin’ Brands, Inc. (BLMN)	Dine Brands Global, Inc. (DIN)	Restaurant Brands International Inc. (QSR)

Brinker International, Inc. (EAT)	Domino’s Pizza, Inc. (DPZ)	Starbucks Corporation (SBUX)

Chipotle Mexican Grill, Inc. (CMG)	Jack in the Box Inc. (JACK)	Texas Roadhouse, Inc. (TXRH)

Cracker Barrel Old Country Store, Inc. (CBRL)	McDonald’s Corporation (MCD)	YUM! Brands, Inc. (YUM)

Darden Restaurants, Inc. (DRI)	Papa John’s International Inc. (PZZA)

The Company ranked between the 25th percentile and median in market capitalization and between the median and 75th percentile in the systemwide revenues versus the industry peer group for 2024. The industry peer group is also used for competitive analyses of director compensation, as discussed under the caption “Compensation of Directors.”

8. GUIDING PRINCIPLES FOR ANNUAL AND LONG-TERM INCENTIVE PLANS

In February 2024, the Committee and the Subcommittee approved the 2024 annual cash incentive and long-term equity incentive compensation framework for executives. The design of the 2024 annual and long-term incentive plans was guided by the following key principles:

•	Drive growth over the prior period. Growth over the prior period is generally required for incentive payouts.

•

Reward executives consistent with external outlook. Payout levels are designed to motivate and reward performance that is equal to or greater than the Company’s external outlook to align executives’ interests with those of our stockholders.

•

Align executive compensation with Company performance relative to restaurant industry competitors. Performance goals are established at the beginning of the performance period taking into consideration the recent and expected performance of the Company’s industry peers.

•

Establish challenging and appropriate incentive performance goals. Incentive design and payouts are structured to support achievement of the Company’s business and financial goals set forth in the Company’s annual operating plan, with achievement of performance targets resulting in target incentive payouts, underperformance resulting in reduced payouts and outperformance of business goals providing for additional compensation opportunities.

9. INCENTIVE COMPENSATION PERFORMANCE MEASURES FOR 2024

In determining the appropriate incentive compensation award levels for our executives, the Committee and the Subcommittee consider the Company’s achievement of pre-established performance targets focused on a balanced mix of value-driving performance measures. For the 2024 incentive compensation program, the Committee and the Subcommittee approved performance measures designed to measure the Company’s earnings, sales growth, cash flows and stockholder returns, as shown in the following table.

INCENTIVE COMPENSATION COMPONENT	PERFORMANCE MEASURES
Annual Cash Incentive	• Adjusted EBITDA • Global Same-Restaurant Sales Growth • Free Cash Flow

Performance Units – 60% of Long-Term Equity Incentives	• Global Systemwide Sales • Three-Year Total Stockholder Return Relative to S&P MidCap 400

  The Wendy’s Company 2025 Proxy Statement  49

These performance measures and the framework of our executive compensation program are further discussed below under the caption “—Compensation Decisions for 2024.” The Committee and the Subcommittee determined that for 2024, these performance measures were appropriate and consistent with our executive compensation philosophy because the measures: (i) aligned with the earnings, sales and cash flows expectations of our Board, management and stockholders; (ii) served as key indicators of our business operating and strategic performance; and (iii) held our executives accountable for driving strong financial and strategic results and stockholder returns over annual and multiyear performance periods.

10. COMPENSATION DECISIONS FOR 2024

Base Salary

In February 2024, the Committee reviewed the base salaries for the Company’s executives, taking into account individual and Company performance, internal pay equity, the other factors described under the caption “—How Executive Compensation is Determined” and other considerations. After consulting with FW Cook and considering recommendations from the Chief Executive Officer with respect to other executives, the Committee approved the following annual base salary merit increases: Ms. Pringle ($16,800), Mr. Wunsch ($21,150) and Mr. Plosch ($16,800). See “—Leadership Changes and Related Compensation Actions” above for information on the base salaries for Mr. Tanner, Mr. Cook and Ms. Radkoski, all of whom became new executive officers for the Company in 2024, as well as information regarding additional base salary increases for Ms. Pringle and Mr. Wunsch in connection with their promotions during the year.

Annual Cash Incentive Compensation

Design of the 2024 Annual Incentive Plan

In February 2024, the Committee approved the adoption of the 2024 annual incentive plan, including the following changes to the performance measures: (i) reduced the weighting of adjusted EBITDA from 60% to 50%; (ii) replaced global systemwide sales with global same-restaurant sales growth (weighted at 30%); (iii) added free cash flow (weighted at 20%); and (iv) eliminated the non-financial ESG performance measure.

The graphic below illustrates the weighting for the 2024 annual incentive plan:

In selecting these financial performance measures, the Committee determined that (i) adjusted EBITDA continues to incentivize the Company’s focus on driving operating profitability on an annual basis, (ii) the introduction of global same-restaurant sales growth was appropriate based on its importance to the Company’s objective to drive organic sales growth, which is generally measured and managed on a year-over-year basis, and (iii) moving free cash flow from the long-term incentive plan to the annual incentive plan reflected the importance of growing free cash flow while minimizing the impact and uncertainty that changes in operational strategies and strategic initiatives can have on cash flows over a longer term.

While the global same-restaurant sales growth and free cash flow metrics have replaced the ESG performance measure in the annual incentive plan, the Company (i) remains committed to the execution of its Good Done Right strategy, (ii) recognizes the continued importance of corporate responsibility considerations to the business and its stockholders and (iii) will continue to provide transparent reporting on its level of performance against the Company’s Food, Footprint and People pillars.

50  The Wendy’s Company 2025 Proxy Statement

Results under the 2024 Annual Incentive Plan

The following table identifies the performance metrics, incentive opportunities and actual results achieved for the NEOs under the 2024 annual incentive plan.

RESULTS UNDER 2024 ANNUAL INCENTIVE PLAN

PERFORMANCE METRIC	WEIGHT	THRESHOLD (50% PAYOUT)	TARGET (100% PAYOUT)	MAXIMUM (200% PAYOUT)	2024 ACTUAL ACHIEVEMENT	2024 ACTUAL PAYOUT %	WEIGHTED PAYOUT %

Adjusted EBITDA[5]	50%	$520M	$540M	$590M	$543.6M	107.0%	53.5%

Global Same-Restaurant Sales Growth[6]	30%	2.5%	4.5%	6.5%	1.5%	0.0%	0.0%

Free Cash Flow[7]	20%	$260M	$286M	$345M	$279.0M	86.0%	17.2%

2024 Total Payout %							70.7%

[5]

“Adjusted EBITDA” for purposes of the 2024 annual incentive plan is defined as earnings for fiscal 2024 before interest, taxes, depreciation and amortization, as adjusted (i) within the “Reconciliation of Net Income to Adjusted EBITDA” (or similarly titled non-GAAP reconciliation table) as presented in the Company’s fiscal 2024 earnings release and (ii) to exclude the impact of (A) any earnings impacts resulting from unplanned adjustments to the Company’s restaurant portfolio, except to the extent that the Committee concludes such exclusion should not be made, (B) fees and expenses related to actions of activist stockholders and (C) any other specific non-recurring and unusual items or other adjustments, except to the extent that the Committee concludes such exclusion should not be made. For purposes of the 2024 annual incentive plan, the specific adjustments applied in calculating Adjusted EBITDA from the Company’s reported 2024 financial results are shown in Annex B.

[6]

“Global Same-Restaurant Sales Growth” for purposes of the 2024 annual incentive plan is defined as the increase in same-restaurant sales for fiscal 2024 versus fiscal 2023 for both Company-operated restaurants and franchised restaurants across the Wendy’s system, including both the U.S. and International. Same-restaurant sales are reported for new restaurants that have been open for 15 continuous months and for reimaged restaurants as soon as they reopen. Restaurants temporarily closed for more than one week are excluded from same-restaurant sales. Same-restaurant sales are calculated on a constant currency basis. Constant currency results exclude the impact of foreign currency translation and are derived by translating current year results at prior year average exchange rates. Same-restaurant sales exclude sales from countries with highly inflationary economies (i.e., cumulative inflation in excess of 100% over a three-year period).

[7]

“Free Cash Flow” for purposes of the 2024 annual incentive plan is defined as cash flows from operations minus (i) capital expenditures and (ii) the net change in the restricted operating assets and liabilities of the Company’s U.S. and Canadian national advertising funds and any excess/deficit of advertising funds revenue over advertising funds expenses included in net income, each as prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and reported in the Company’s fiscal 2024 Consolidated Statement of Cash Flows, as adjusted (A) within the “Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow” (or similarly titled non-GAAP reconciliation table) as presented in the Company’s fiscal 2024 earnings release and (B) to exclude the impact of (1) changes in tax law, accounting standards or principles, or other laws or regulations affecting the Company’s reported results, (2) any other specific non-recurring and unusual items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for fiscal 2024 and (3) any other adjustments to the extent approved by the Committee. Each adjustment made pursuant to the preceding sentence shall be calculated by reference to the applicable line item on the Company’s Consolidated Statement of Cash Flows or the applicable account or journal entry on the Company’s general ledger.

  The Wendy’s Company 2025 Proxy Statement  51

Payouts under the 2024 Annual Incentive Plan

The following table shows the target opportunities and actual payouts for the NEOs under the 2024 annual incentive plan. The target payout levels are expressed as a percentage of base salary in effect as of the end of 2024 (or, with respect to Messrs. Penegor and Plosch, the base salary in effect at the time of their respective departures from the Company). In no event may an executive’s payout exceed the maximum incentive award opportunity established for that individual. The actual payouts for the NEOs were approved by the Committee in February 2025 based on the Company’s 2024 adjusted EBITDA performance, global same-restaurant sales growth and free cash flow results.

TARGET PAYOUT LEVELS AND ACTUAL PAYOUTS UNDER 2024 ANNUAL INCENTIVE PLAN

PARTICIPANT	ANNUAL SALARY ($)	INCENTIVE TARGET AS % OF SALARY	ANNUAL INCENTIVE TARGET ($)	WEIGHTED PAYOUT % ACHIEVED FOR 2024	TOTAL 2024 ANNUAL INCENTIVE PAYOUT ($)

Kirk Tanner	1,000,000	175%	1,750,000	70.7%	1,237,250

Kenneth Cook*	600,000	85%	510,000	70.7%	30,048

Abigail E. Pringle	750,000	100%	750,000	70.7%	530,250

E.J. Wunsch	625,000	100%	625,000	70.7%	441,875

Lindsay J. Radkoski	525,000	75%	393,750	70.7%	278,381

*	Because Mr. Cook joined the Company in December 2024, he received a prorated portion of his 2024 annual incentive.

In addition, as shown in the following table, Messrs. Penegor and Plosch received payments in respect of their 2024 annual incentive awards, which were based on the same weighted payout of 70.7% and paid when the annual cash incentives were paid to other senior executives of the Company. Mr. Penegor, who departed the Company on February 16, 2024, was entitled to a prorated annual incentive award based on the terms of his employment letter. Mr. Plosch, who departed the Company on December 31, 2024, was entitled to his full annual incentive award based on the terms of the Company’s Executive Severance Pay Policy (the “Executive Severance Policy”). See “Employment Arrangements and Potential Payments Upon Termination or Change in Control” below for additional details.

PAYOUTS UNDER 2024 ANNUAL INCENTIVE PLAN FOR FORMER EXECUTIVES

INDIVIDUAL	ANNUAL SALARY AT DEPARTURE ($)	INCENTIVE TARGET AS % OF SALARY	ANNUAL INCENTIVE TARGET ($)	WEIGHTED PAYOUT % ACHIEVED FOR 2024	TOTAL 2024 ANNUAL INCENTIVE PAYOUT ($)

Todd A. Penegor	1,157,500	150%	—	70.7%	158,500

Gunther Plosch	775,000	100%	775,000	70.7%	547,925

52  The Wendy’s Company 2025 Proxy Statement

Long-Term Equity Incentive Compensation

In February 2024, the Subcommittee approved the 2024 long-term equity incentive compensation framework for executives. Consistent with the prior year, 2024 long-term equity incentive awards consisted of performance units (60%), stock options (25%) and restricted stock units (15%). In determining the compensation framework for the 2024 long-term incentive plan, the Subcommittee considered the importance of performance-based pay and being competitive with market practice, as well as continuing to align the interests of executives with the long-term interests of stockholders. The resulting 2024 long-term equity incentive framework is summarized in the following table.

DESIGN OF 2024 LONG-TERM INCENTIVE PLAN

COMPONENT	WEIGHT	VESTING	TIMING OF GRANT	RATIONALE

Performance Units	60%	• Three-year cliff vesting, subject to the Company’s achievement of pre-determined, objective performance metrics.	• Granted first quarter (February 2024). • Performance metrics are established at the beginning of a three-year performance period.

•  Value is dependent on the Company’s achievement of multiyear strategic business objectives and the price of our Common Stock.

•  Cliff vesting requires executives to remain with the Company through the performance period to be eligible to realize the value of the award.

Stock Options	25%	• Three-year ratable vesting.	• Granted third quarter (August 2024). • Consistent with historical practice and the timing of long-term equity awards to other eligible employees.	• Delivers value only if the price of our Common Stock increases. • Aligns the interests of executives with the long-term interests of stockholders.

Restricted Stock Units	15%	• Three-year ratable vesting.	• Granted third quarter (August 2024). • Consistent with historical practice and the timing of long-term equity awards to other eligible employees.

•  Works to incentivize and retain executives and is consistent with stockholder expectations and competitive market practice.

•  Ultimate value depends on the price of our Common Stock, which is consistent with the Company’s philosophy of alignment with stockholder interests.

  The Wendy’s Company 2025 Proxy Statement  53

2024 Performance Unit Awards. The extent of the vesting and payout of the 2024 performance unit awards is based on the Company’s achievement of the performance goals under two equally-weighted performance measures – fiscal year 2026 global systemwide sales and relative total stockholder return – over a three-year performance period (January 1, 2024 through January 3, 2027), as described in the following table.

PERFORMANCE METRICS FOR 2024 PERFORMANCE UNIT AWARDS

PERFORMANCE METRIC	WEIGHT	THRESHOLD (37.5% PAYOUT)	TARGET (100% PAYOUT)	MAXIMUM (200% PAYOUT)	RATIONALE
Fiscal Year 2026 Global Systemwide Sales[8] (Compounded Annual Growth Rate vs. FY 2023)	50%	5.8%	7.8%	9.8%

•  Motivates executives to achieve same-restaurant sales growth while expanding the Company’s global footprint and driving net new restaurant growth, in line with the Company’s strategic priorities.

•  Rewards executives based on an internal operating measure with clear line of sight.

Relative Total Stockholder Return[9] (Ranking vs. S&P MidCap 400)	50%	25th Percentile	50th Percentile	≥ 90th Percentile	• Motivates executives to drive superior, long-term growth in share price and dividends. • Rewards executives based on the Company’s relative performance compared to a broad market index.

In determining the metrics for the 2024 long-term incentive plan, the Subcommittee considered that the metrics reflect the Company’s growth-oriented goals under our long-term strategic business plan, thereby directly linking executive compensation with the Company’s long-term performance goals. Further, the Subcommittee’s selection of two performance measures and the inclusion of relative total stockholder return recognizes compensation governance best practices and marketplace trends to utilize multiple performance measures in long-term incentive plan design and to link pay outcomes with the performance of our Common Stock.

Following the end of the performance period, the Subcommittee will review the extent to which the performance metrics have been achieved under the 2024 long-term incentive plan and will determine the number of shares of Common Stock that are issuable to each participant. Under the terms of the awards, there is no vesting of performance units if actual performance falls below threshold levels of performance. Consistent with prior year awards, the performance units include dividend equivalent rights, representing the right to receive additional performance units in lieu of cash dividends paid with respect to the shares of Common Stock actually earned, if any, at the completion of the performance period.

[8]

With respect to the 2024 performance unit awards, “global systemwide sales” was defined as sales for the fiscal year ended January 3, 2027 (“Fiscal 2026”) by both Company-operated restaurants and franchised restaurants across the Wendy’s system, including both the U.S. and International. For International restaurants, local currency sales in Fiscal 2026 are converted to a constant foreign exchange rate. The constant currency approach excludes the impact of foreign currency translation by translating sales results using average exchange rates for the fiscal year ended December 31, 2023. Any market that is deemed to be highly inflationary for external reporting purposes will have its sales contributions excluded from the calculation.

[9]

As described herein under the caption “—Leadership Changes and Related Compensation Actions—Chief Executive Officer Compensation Actions”, in connection with Mr. Tanner’s one-time equity award, he was granted performance units in February 2024 that vest based on the achievement of three-year relative total stockholder return targets. Such targets are the same as those included in the annual performance unit awards granted to the NEOs in February 2024 and described above.

54  The Wendy’s Company 2025 Proxy Statement

Grant Date Target Value of 2024 Long-Term Equity Incentive Awards. As described in greater detail above under the caption “—Leadership Changes and Related Compensation Actions—Chief Executive Officer Compensation Actions”, the Subcommittee considered a range of factors in determining the grant date target value of Mr. Tanner’s 2024 long-term equity incentive awards. The Subcommittee also discussed competitive market compensation data and other information provided by FW Cook.

The Subcommittee determined the grant date target value of the 2024 long-term equity incentive awards for other executives, including Ms. Pringle, Mr. Wunsch and Mr. Plosch, by assessing the impact of the value of these awards on each executive’s target total direct compensation, competitive market practices and other relevant factors, such as internal pay equity, individual and Company performance, the value of prior year awards, the terms of individual employment arrangements (where applicable) and recommendations from Mr. Tanner. See “—Leadership Changes and Related Compensation Actions—Chief Financial Officer Compensation Actions” and “—Leadership Changes and Related Compensation Actions—Chief Marketing Officer, U.S. Compensation Actions” above for further information on the long-term equity incentive awards granted in 2024 to Mr. Cook and Ms. Radkoski. Mr. Penegor did not receive a 2024 long-term equity incentive award. See the “2024 Grants of Plan-Based Awards” table for additional information.

11. ADDITIONAL COMPENSATION DECISIONS

Vesting of 2022 Performance Unit Awards

In February 2022, the Subcommittee awarded performance units to the Company’s executives, including Ms. Pringle and Mr. Wunsch, as well as Messrs. Penegor and Plosch, as part of the Company’s 2022 executive compensation program. The performance units vested at the conclusion of the three-year performance period (January 3, 2022 through December 29, 2024), based on the Company’s achievement of two equally weighted performance measures—cumulative free cash flow and relative total stockholder return—over such performance period. The performance goals, actual achievements and payout levels are described in the following two tables.

	FREE CASH FLOW[10]		RELATIVE TOTAL STOCKHOLDER RETURN

PERFORMANCE	VALUE	PAYOUT AS % OF TARGET	RANKING VS. S&P MIDCAP 400	PAYOUT AS % OF TARGET

Threshold Level	$805M	37.5%	25th Percentile	37.5%

Above Threshold	$850M	75.0%	37.5th Percentile	75.0%

Target Level	$880M	100.0%	50th Percentile	100.0%

Above Target	$940M	150.0%	75th Percentile	150.0%

Maximum Level	$1,000M	200.0%	≥ 90th Percentile	200.0%

Actual Achievement	$806.9M	39.1%	22.3rd Percentile	0%

[10]

With respect to the 2022 performance unit awards, “free cash flow” was defined as cash flows from operations minus (i) capital expenditures and (ii) the net change in the restricted operating assets and liabilities of the Company’s U.S. and Canadian national advertising funds and any excess/deficit of advertising funds revenue over advertising funds expenses included in net income, each as prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and reported in the Company’s fiscal 2022, 2023 and 2024 Consolidated Statements of Cash Flows, as adjusted (A) within the “Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow” (or similarly titled non-GAAP reconciliation table) as presented in the Company’s fiscal 2022, 2023 and 2024 earnings release and (B) to exclude the impact of (1) changes in tax law, accounting standards or principles, or other laws or regulations affecting the Company’s reported results, (2) any cash flow impacts resulting from the Company’s potential fiscal 2022 debt raise transaction within its securitized debt facility, (3) any other specific non-recurring and unusual items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable fiscal year and (4) any other adjustments to the extent approved by the Committee. Each adjustment made pursuant to the preceding sentence shall be calculated by reference to the applicable line item on the Company’s Consolidated Statements of Cash Flows or the applicable account or journal entry on the Company’s general ledger. Consistent with this definition, the impacts of the following items were excluded from the calculation of “free cash flow” for purposes of the 2022 performance unit awards: (y) the Company’s investments (i) of incremental advertising to continue driving growth of the breakfast daypart, (ii) to drive digital growth and (iii) in digital menuboards (collectively resulting in an increase of free cash flow of $33.6 million for 2024); and (z) the completion of a debt financing transaction under the Company’s securitized financing facility in the first quarter of 2022 (resulting in an increase of free cash flow of $6.9 million for 2022).

  The Wendy’s Company 2025 Proxy Statement  55

	ATTAINED AND WEIGHTED PERFORMANCE AS % OF TARGET
MEASURE	ATTAINMENT PER MEASURE	WEIGHTED ATTAINMENT

Free Cash Flow (50%)	39.1%	19.5%

Relative Total Stockholder Return (50%)	0%	0%

Total Weighted Payout		19.5%

In February 2025, the Subcommittee approved the Company’s weighted achievement of the cumulative free cash flow and relative total stockholder return performance goals and approved share payouts equal to 19.5% of the performance unit awards to executives, including Ms. Pringle (9,407 shares), Mr. Wunsch (6,069 shares) and Mr. Plosch (10,925 shares), as well as Mr. Penegor (21,850 shares), who was entitled to a prorated portion of his 2022 performance units. No discretionary adjustments were made to the performance metrics or payouts under the 2022 performance units.

12. CHANGES TO THE EXECUTIVE COMPENSATION PROGRAM FOR 2025

In December 2024, the Committee conducted its annual review of the Company’s executive compensation philosophy and program and determined that the executive compensation program has been effective in supporting the objectives of the philosophy by attracting and retaining top talent, being strongly aligned with the interests of stockholders and providing a significant link between executive compensation and Company performance. Accordingly, after consultation with FW Cook, the Committee decided to continue the current executive compensation program for 2025, subject to certain revisions as described in the following table.

GUIDELINE/COMPONENT	2024 EXECUTIVE COMPENSATION PROGRAM	2025 EXECUTIVE COMPENSATION PROGRAM

Annual Cash Incentives	• Adjusted EBITDA (50%) • Global Same-Restaurant Sales Growth (30%) • Free Cash Flow (20%)	• Adjusted EBITDA (50%) • Global Same-Restaurant Sales Growth (30%) • Global Net Unit Growth (20%)

Long-Term Equity Incentives – Performance Units	• Global Systemwide Sales (50%) • Relative Total Stockholder Return Relative to S&P MidCap 400 Index (50%)

•  Global Systemwide Sales Growth (50%)

•  Global Company-Operated Restaurant Margin (50%)

•  Achievement subject to downward or upward adjustment of up to 25% based on relative total stockholder return relative to the Russell 3000 Restaurant Index

In making these changes, the Committee considered the importance of aligning the interests of executives with the interests of the Company’s stockholders in driving long-term growth and stockholder value.

With respect to the annual incentive plan, the Committee determined that (i) continuing to utilize adjusted EBITDA reflected the Company’s focus on driving operating profitability on an annual basis, (ii) continuing to utilize global same-restaurant sales growth was appropriate given its importance to the Company’s objective to drive organic sales growth and (iii) replacing free cash flow with global net unit growth reflected the fact that expanding Wendy’s global footprint is critical to the brand’s long-term success.

Furthermore, with respect to the performance unit awards as part of the Company’s long-term equity incentive plan, the Committee determined that (i) the continued use of global systemwide sales and the introduction of global Company-operated restaurant margin aligns our executive compensation program with our long-term growth strategies and reflects our robust pay-for-performance philosophy, (ii) continuing to utilize relative total stockholder return recognizes compensation governance best practices and reflects the linkage between pay and stockholder value and (iii) the Russell 3000 Restaurant index was a better comparator than the S&P MidCap 400 index because the Russell 3000 Restaurant index is more relevant to the Company’s business and includes a larger sample size of restaurant companies.

56  The Wendy’s Company 2025 Proxy Statement

13. C
OMPENSATION
G
OVERNANCE
M
ATTERS
Clawback Provisions in Incentive Awards
All of the cash and equity incentive awards (including both time-based and performance-based) granted to executives and other eligible participants during 2024 contain clawback provisions in favor of the Company, as follows:

•
In the event of a material restatement of the Company’s financial statements, the Committee will review the facts and circumstances underlying the restatement (including any potential wrongdoing by the participant) and may, in its sole discretion, direct the Company to recover all or a portion of the award or any gain realized on the vesting, exercise or settlement of the award.

•
If a participant has engaged in any “detrimental activity”, the Company may cancel the participant’s award(s) and require the participant to return the award(s) or any gain realized on the vesting, exercise or settlement thereof.

In addition, the Board has approved a separate incentive compensation clawback policy (the “Clawback Policy”) pursuant to, and consistent with, the listing requirements of Nasdaq. The Clawback Policy applies to the Company’s current and former executive officers and provides for the mandatory recovery of certain erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws.
If the Company is required by law to include an additional clawback or forfeiture provision in an outstanding award, then such provision will apply to the award as if it had been included in the award on its grant date.
Equity Award Granting Policy
Equity grants made to our executive officers must be approved by the Subcommittee. The Subcommittee approves and grants annual equity awards, including options, at approximately the same time every year. Each year, the Subcommittee approves the dollar amounts of the long-term equity awards for its executives in February. The performance units, which have a three-year performance period, are granted in February, and the stock option awards and restricted stock unit awards are granted in August, two full business days after the Company’s second quarter earnings release is issued. Outside of the annual grant cycle, the Subcommittee may, from time to time, grant special equity awards, such as in connection with a new hire package. The Subcommittee retains discretion to determine the grant dates for any such special equity awards, taking into account all relevant factors. The Subcommittee does not take material non-public
information into account when determining the timing of the grant of equity awards, including options, and the timing of the release of material non-public
information is not based on affecting the value of executive compensation.
Stock Ownership and Retention Guidelines
The Board of Directors has adopted the Stock Ownership and Retention Guidelines for Executive Officers and Directors (the “Stock Ownership and Retention Guidelines”) that require executive officers and directors to own a specified number of shares of Common Stock based on the executive’s annual base salary or the director’s annual cash retainer for serving on the Board. The Stock Ownership and Retention Guidelines, which are described under the caption “Stock Ownership and Retention Guidelines for Executive Officers and Directors,” are intended to encourage executives and directors to maintain a long-term equity stake in the Company, align the interests of executives and directors with the interests of stockholders and promote the Company’s commitment to sound corporate governance.
Employment Arrangements with our NEOs
The Company generally does not utilize long-form employment agreements with its NEOs. Employment arrangements for our NEOs are governed by terms set forth in individual offer letters, as well as the Executive Severance Policy and applicable confidentiality and non-compete
agreements. The Company believes this practice supports consistency among executives and reduces administrative complexity. Please refer to “Employment Arrangements and Potential Payments Upon Termination or Change in Control” for additional information on the employment arrangements and a summary of the key provisions related to termination of employment for the NEOs, including following a change in control.

The Wendy’s Company 2025 Proxy Statement

Anti-Hedging Policy

The Board of Directors has adopted a Securities Trading Policy to assist the Company’s directors, officers and employees in complying with securities laws and avoiding even the appearance of improper conduct. Under this policy, the Company’s directors, officers and employees, as well as certain close family members of such persons, are prohibited from engaging in speculative transactions, including speculative transactions that are intended to hedge or offset the value of Company securities. Specifically, directors, officers and employees may not: (i) sell Company securities that are not then owned (including sales with delayed delivery); (ii) engage in transactions in publicly traded options of Company securities, such as puts, calls, straddles or other publicly traded options; (iii) purchase Company securities on margin; (iv) engage in any other hedging transactions, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds, unless previously approved by the Company’s Chief Legal Officer or legal department; and (v) otherwise pledge Company securities as collateral for a loan, unless previously approved by the Company’s Chief Legal Officer or legal department.

Furthermore, Company securities held in a margin account or otherwise pledged as collateral for a loan do not count toward satisfaction of the applicable Common Stock ownership requirement under the Company’s Stock Ownership and Retention Guidelines. As of the date of this Proxy Statement, none of the Company’s executive officers or directors has pledged any shares of Common Stock.

Accounting Considerations

The Committee and Subcommittee take into consideration the accounting costs associated with long-term equity incentive awards granted to executives and other eligible employees. Under GAAP, grants of stock options, performance units and other share-based awards result in an accounting charge for the Company. In designing the executive compensation program, the Committee and Subcommittee consider the accounting implications of equity awards, including the estimated cost for financial reporting purposes and the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

Consideration and Frequency of Annual Stockholder Say-on-Pay Vote

In accordance with the Dodd-Frank Act, the Company provides stockholders with the opportunity to cast an annual advisory vote to approve the compensation of the NEOs (i.e., an annual “say-on-pay” vote), as discussed under the caption “Proposal 3—Advisory Resolution to Approve Executive Compensation.” At the Company’s 2024 annual meeting of stockholders, approximately 97% of the votes cast on the say-on-pay resolution were voted in favor of the compensation of our named executive officers for 2023, as disclosed in the Company’s definitive proxy statement for the 2024 annual meeting of stockholders filed with the SEC on April 4, 2024. In July 2024, the Committee considered those voting results and determined that no changes to the Company’s executive compensation program were warranted at that time. The Committee will continue to review the design of the executive compensation program in light of future say-on-pay votes, developments in executive compensation and the Company’s pay-for-performance philosophy to ensure that the executive compensation program continues to serve the best interests of the Company and its stockholders.

58  The Wendy’s Company 2025 Proxy Statement

2024 SUMMARY COMPENSATION TABLE

This 2024 Summary Compensation Table sets forth the salary, cash incentive awards, equity incentive awards and all other compensation that was earned by, or paid or awarded to, our NEOs for 2024, 2023 and 2022.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($) (1)	STOCK AWARDS ($) (2)	OPTION AWARDS ($) (3)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($) (4)	ALL OTHER COMPENSATION ($) (5)	TOTAL ($)

Kirk Tanner (6) (President and CEO)	2024	901,370	—	13,499,964	1,499,997	1,237,250	169,536	17,308,117

Kenneth Cook (7) (CFO)	2024	46,027	325,000	299,995	—	30,048	1,455	702,525

Abigail E. Pringle (President, U.S.)	2024	723,044	—	1,312,456	487,499	530,250	13,800	3,067,049
	2023	673,960	—	1,237,478	412,497	651,037	23,538	2,998,510
	2022	641,986	—	929,985	619,997	598,650	29,000	2,819,618

E.J. Wunsch (8) (President, International)	2024	599,604	—	963,718	406,247	441,875	15,850	2,427,294
	2023	552,057	—	824,953	274,996	453,392	27,138	2,132,536

Lindsay J. Radkoski (9) (Chief Marketing Officer, U.S.)	2024	443,241	—	809,348	290,623	278,381	13,478	1,835,071

Todd A. Penegor (10) (former President and CEO)	2024	149,048	—	—	—	158,500	2,984,431	3,291,979
	2023	1,149,870	—	4,312,464	1,437,496	1,642,493	54,085	8,596,408
	2022	1,134,384	—	3,149,967	2,099,999	1,588,725	32,238	8,005,313

Gunther Plosch (11) (former CFO)	2024	768,688	—	1,424,957	474,999	547,925	1,204,038	4,420,607
	2023	743,768	—	1,387,464	462,498	717,257	23,538	3,334,525
	2022	711,795	—	1,079,984	720,000	663,120	29,000	3,203,899

(1)

The amount shown for 2024 for Mr. Cook reflects a one-time cash sign-on bonus of $325,000. The sign-on bonus was approved by the Compensation and Human Capital Committee in November 2024 as part of Mr. Cook’s overall employment terms with the Company and was paid to Mr. Cook following 30 days of continued active employment.

(2)

The amounts shown represent the aggregate grant date fair value of stock awards, including annual performance unit awards and restricted stock unit awards, made to certain NEOs in the year shown, computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures related to performance-based vesting conditions. See Note 14 (Share-Based Compensation) to the Company’s consolidated financial statements included in the 2024 Form 10-K for the assumptions made in determining these values. For Mr. Tanner, the amount shown for 2024 also includes one-time equity awards in the form of performance unit awards and restricted stock units granted upon the commencement of his employment with the Company in 2024. For Mr. Cook, the amount shown for 2024 reflects his one-time equity award in the form of restricted stock units granted upon the commencement of his employment with the Company in 2024. For Ms. Radkoski, the amount shown for 2024 also includes one-time equity awards in the form of restricted stock units granted in connection with her promotion to become an executive officer of the Company. See the caption “Compensation Discussion and Analysis—Leadership Changes and Related Compensation Actions” for more details.

The amounts shown for 2024 include the target grant date fair values of performance unit awards granted to certain NEOs in February 2024 that are subject to the Company’s achievement of performance goals established by the Subcommittee for the performance period beginning January 1, 2024 and ending January 3, 2027. At maximum achievement levels, the grant date fair values of such performance unit awards would be as follows: Mr. Tanner, $13,199,966; Ms. Pringle, $2,039,943; Mr. Wunsch, $1,439,962; Ms. Radkoski, $269,976; and Mr. Plosch, $2,279,943. For more information regarding the performance goals and potential payouts with respect to the 2024 performance unit awards granted to the NEOs, see the caption “Compensation Discussion and Analysis—Compensation Decisions for 2024—Long-Term Equity Incentive Compensation.”

(3)

The amounts shown represent the aggregate grant date fair value of stock option awards made to the NEOs in the year shown, computed in accordance with FASB ASC Topic 718. See Note 14 (Share-Based Compensation) to the Company’s consolidated financial statements included in the 2024 Form 10-K for the assumptions made in

  The Wendy’s Company 2025 Proxy Statement  59

determining these values. For more information regarding the stock options granted to the NEOs in 2024, see the caption “Compensation Discussion and Analysis—Compensation Decisions for 2024—Long-Term Equity Incentive Compensation.”

(4)

The amounts shown represent the annual cash incentive payouts received by the NEOs for the year shown. For more information regarding the performance goals and potential payouts with respect to the 2024 cash incentive awards granted to the NEOs, see the caption “Compensation Discussion and Analysis—Compensation Decisions for 2024—Annual Cash Incentive Compensation.”

(5)	The following table sets forth the details of the “All Other Compensation” paid to the NEOs for 2024:

NAME	COMPANY CONTRIBUTIONS TO 401(K) PLAN ($) (a)	RELOCATION AND OTHER REIMBURSEMENTS ($) (b)	PAYMENTS/ACCRUALS IN CONNECTION WITH TERMINATION OF EMPLOYMENT ($) (c)	OTHER PERQUISITES OR PERSONAL BENEFITS ($) (d)	TOTAL ($)

Kirk Tanner	—	169,536	—	—	169,536

Kenneth Cook	—	1,455	—	—	1,455

Abigail E. Pringle	13,800	—	—	—	13,800

E.J. Wunsch	13,800	—	—	2,050	15,850

Lindsay J. Radkoski	11,678	—	—	1,800	13,478

Todd A. Penegor	13,800	—	2,970,631	—	2,984,431

Gunther Plosch	13,800	—	1,190,238	—	1,204,038

(a)	The amounts shown reflect matching contributions made by the Company to the NEOs’ respective 401(k) plan accounts.

(b)

The Company maintains a relocation policy that provides, for eligible employees who are hired, promoted or transferred at the Company’s request, either (i) a lump sum of $100,000 or (ii) the reimbursement of reasonable relocation expenses incurred by eligible employees. Under the relocation policy, if an employee chooses the latter option, the reimbursement of their reasonable relocation expenses is generally tax-assisted, meaning that the reimbursed expenses are increased to offset the impact of applicable taxes. The relocation policy also provides eligible employees with financial, marketing and other assistance in connection with selling their existing home and buying a new home, including reimbursement of real estate commissions and customary closing costs. Under the relocation policy, eligible employees also may participate in a guaranteed home sale program administered by a third-party relocation firm, where a minimum sales price is determined by independent, licensed relocation appraisers.

The amount shown for Mr. Tanner includes the $100,000 lump sum payment in connection with his relocation to Dublin, Ohio, as well as the reimbursement of legal fees incurred in negotiating the terms of his employment ($69,536), all of which was provided to Mr. Tanner under his employment terms with the Company. The amount shown for Mr. Cook reflects the initial relocation assistance covered by the Company in 2024 through its third-party provider under the Company’s relocation policy in connection with his relocation to Dublin, Ohio, which was provided to Mr. Cook under his employment terms with the Company. It is anticipated that the remainder of Mr. Cook’s relocation assistance will be reimbursed by the Company in 2025 once it has been incurred.

(c)

The amounts shown reflect the value of payments and benefits received or accrued during 2024 by Messrs. Penegor and Plosch in connection with their respective departures from the Company, which amounts do not include the value of their outstanding equity awards, all of which were previously disclosed, because such awards were not materially modified in connection with their departures. For more information regarding these payments and benefits for Messrs. Penegor and Plosch, see “Employment Arrangements and Potential Payments Upon Termination or Change in Control” below.

(d)

The amounts shown for Mr. Wunsch and Ms. Radkoski include the Company’s reimbursement of medical expenses incurred under the Company’s executive physical examination program ($2,050 and $1,800, respectively). The Company adopted this program to encourage executive officers to have routine medical check-ups in an effort to maintain good health, identify health issues and drive productivity.

60  The Wendy’s Company 2025 Proxy Statement

The Company owns fractional interests in corporate aircraft to enable its executives to safely and efficiently travel for business purposes. On certain occasions, an executive’s spouse or other family members may accompany the executive on the aircraft when the aircraft is already going to a specific destination for business purposes and has available seating. In those cases, the aggregate incremental cost to the Company, if any, is reported in “Other Perquisites or Personal Benefits” above. During 2024, none of the NEOs used the aircraft solely for personal purposes.

(6)	Mr. Tanner was appointed as President and Chief Executive Officer of the Company effective February 5, 2024.

(7)	Mr. Cook was appointed as Chief Financial Officer of the Company effective December 2, 2024.

(8)	Mr. Wunsch was not a Named Executive Officer in 2022 and, therefore, his compensation information for that year has not been provided.

(9)	Ms. Radkoski was not a Named Executive Officer in 2022 or 2023 and, therefore, her compensation information for those years has not been provided.

(10)

Mr. Penegor’s employment was terminated without “cause” and he departed the Company in February 2024. In connection with his departure, Mr. Penegor received or became entitled to receive payment of accrued obligations, as well as certain other payments and benefits. See “Employment Arrangements and Potential Payments Upon Termination or Change in Control—Severance Payments and Benefits for Todd A. Penegor” for additional details.

(11)

Mr. Plosch’s employment was terminated without “cause” and he departed the Company in December 2024. In connection with his departure, Mr. Plosch received or became entitled to receive payment of accrued obligations, as well as certain other payments and benefits. See “Employment Arrangements and Potential Payments Upon Termination or Change in Control—Severance Payments and Benefits for Gunther Plosch” for additional details.

  The Wendy’s Company 2025 Proxy Statement  61

2024 GRANTS OF PLAN-BASED AWARDS

The following table provides information concerning the annual cash incentive awards and long-term equity incentive awards granted to the NEOs in 2024.

NAME			ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS (1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)		ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#) (3)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/Sh)	CLOSING MARKET PRICE ON DATE OF GRANT ($/Sh)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($) (4)
	GRANT DATE	APPROVAL DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

Kirk Tanner			875,000	1,750,000	3,500,000

	2/22/24	2/22/24				71,605	190,949	381,898	—		—	—	—	3,599,983

	2/22/24	2/22/24				56,739	151,305	302,610	—		—	—	—	3,000,000

	2/22/24	2/22/24				—	—	—	333,889	(5)	—	—	17.97	5,999,985

	8/5/24	7/29/24				—	—	—	53,892	(6)	—	—	16.70	899,996

	8/5/24	7/29/24				—	—	—	—		438,098	16.70	16.70	1,499,997

Kenneth Cook			21,250	42,500	85,000

	12/2/24	11/13/24				—	—	—	16,611	(7)	—	—	18.06	299,995

Abigail E. Pringle			375,000	750,000	1,500,000

	2/22/24	2/22/24				20,287	54,101	108,202	—		—	—	—	1,019,972

	8/5/24	7/29/24				—	—	—	17,514	(6)	—	—	16.70	292,484

	8/5/24	7/29/24				—	—	—	—		142,382	16.70	16.70	487,499

E.J. Wunsch			312,500	625,000	1,250,000

	2/22/24	2/22/24				14,320	38,189	76,378	—		—	—	—	719,981

	8/5/24	7/29/24				—	—	—	14,595	(6)	—	—	16.70	243,737

	8/5/24	7/29/24				—	—	—	—		118,651	16.70	16.70	406,247

Lindsay J. Radkoski			196,875	393,750	787,500
	2/22/24	2/22/24				2,684	7,160	14,320	—		—	—	—	134,988
	8/5/24	7/29/24				—	—	—	2,919	(6)	—	—	16.70	48,747

	8/5/24	7/29/24				—	—	—	—		23,730	16.70	16.70	81,249

	8/15/24	8/15/24				—	—	—	29,086	(8)	—	—	17.19	499,988

	8/15/24	8/15/24				—	—	—	7,308	(9)	—	—	17.19	125,625

	8/15/24	8/15/24				—	—	—	—		59,408	17.19	17.19	209,374

Todd A. Penegor (10)	—	—	112,093	224,186	448,372	—	—	—	—		—	—	—	—

Gunther Plosch (11)			387,500	775,000	1,550,000
	2/22/24	2/22/24				22,674	60,466	120,932	—		—	—	—	1,139,972
	8/5/24	7/29/24				—	—	—	17,065	(6)	—	—	16.70	284,986

	8/5/24	7/29/24				—	—	—	—		138,731	16.70	16.70	474,999

(1)

Represents threshold, target and maximum payout levels based on 2024 performance for the annual cash incentive awards granted to the NEOs under the 2020 Omnibus Award Plan. For more information regarding the performance goals and potential payouts with respect to such awards, including additional details regarding the departures of Messrs. Penegor and Plosch, see the caption “Compensation Discussion and Analysis—Compensation Decisions for 2024—Annual Cash Incentive Compensation.” The actual amounts paid to the NEOs pursuant to such awards based on Company performance during 2024 were as follows: Mr. Tanner, $1,237,250; Mr. Cook, $30,048; Ms. Pringle, $530,250; Mr. Wunsch, $441,875; Ms. Radkoski, $278,381; Mr. Penegor, $158,500; and Mr. Plosch, $547,925. Such amounts are included in the “Non-Equity Incentive Plan Compensation” column of the 2024 Summary Compensation Table.

62  The Wendy’s Company 2025 Proxy Statement

(2)

Represents threshold, target and maximum payout levels based on Company performance over a three-year period for performance unit awards granted to the NEOs under the 2020 Omnibus Award Plan. For more information regarding the performance goals and potential payouts with respect to such awards, see “Compensation Discussion and Analysis—Compensation Decisions for 2024—Long-Term Equity Incentive Compensation.” The performance units include dividend equivalent rights, representing the right to receive additional performance units in lieu of cash dividends paid with respect to the shares of Common Stock actually earned, if any, at the completion of the performance period. The amount shown for Mr. Tanner also includes the value of a portion of his one-time equity award granted upon the commencement of his employment with this Company in 2024. See “Compensation Discussion and Analysis—Leadership Changes and Related Compensation Actions—Chief Executive Officer Compensation Actions” for additional details.

(3)

Reflects stock options granted to the NEOs under the 2020 Omnibus Award Plan, each having an exercise price equal to the “fair market value” (i.e., the closing sales price) of the underlying shares of Common Stock on the grant date and expiring ten years from the grant date, unless sooner exercised or forfeited. All of the stock options vest and become exercisable in three equal installments on the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on the applicable vesting date.

(4)

Represents the grant date fair value of equity awards granted to the NEOs, computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures related to performance-based vesting conditions. The grant date fair value of the performance unit awards granted to Mr. Tanner, Ms. Pringle, Mr. Wunsch, Ms. Radkoski and Mr. Plosch on February 22, 2024 is based on achieving target levels of performance. See Note 14 (Share-Based Compensation) to the Company’s consolidated financial statements included in the 2024 Form 10-K for the assumptions made in determining those values.

(5)

Reflects restricted stock units granted to Mr. Tanner as part of his one-time equity award in connection with the commencement of his employment with the Company. The restricted stock units will vest in three equal installments on the first, second and third anniversaries of the grant date, subject to Mr. Tanner’s continued employment on the applicable vesting date. The restricted stock units include dividend equivalent rights, representing the right to receive additional restricted stock units in lieu of cash dividends paid with respect to the shares of Common Stock underlying the award (if and when the award vests). See “Compensation Discussion and Analysis—Leadership Changes and Related Compensation Actions—Chief Executive Officer Compensation Actions” for additional details.

(6)

Reflects restricted stock units granted to the NEOs under the 2020 Omnibus Award Plan. All of the restricted stock units will vest in three equal installments on the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on the applicable vesting date. The restricted stock units include dividend equivalent rights, representing the right to receive additional restricted stock units in lieu of cash dividends paid with respect to the shares of Common Stock underlying the award (if and when the award vests).

(7)

Reflects restricted stock units granted to Mr. Cook as part of his one-time equity award in connection with the commencement of his employment with the Company. The restricted stock units will vest in full on the third anniversary of the grant date, subject to Mr. Cook’s continued employment on the vesting date. The restricted stock units include dividend equivalent rights, representing the right to receive additional restricted stock units in lieu of cash dividends paid with respect to the shares of Common Stock underlying the award (if and when the award vests). See “Compensation Discussion and Analysis—Leadership Changes and Related Compensation Actions—Chief Financial Officer Compensation Actions” for additional details.

(8)

Reflects restricted stock units granted to Ms. Radkoski in connection with her promotion to become an executive officer of the Company. The restricted stock units will vest in full on the third anniversary of the grant date, subject to Ms. Radkoski’s continued employment on the vesting date. The restricted stock units include dividend equivalent rights, representing the right to receive additional restricted stock units in lieu of cash dividends paid with respect to the shares of Common Stock underlying the award (if and when the award vests). See “Compensation Discussion and Analysis—Leadership Changes and Related Compensation Actions—Chief Marketing Officer, U.S. Compensation Actions” for additional details.

(9)

Reflects restricted stock units granted to Ms. Radkoski in connection with her promotion to become an executive officer of the Company. The restricted stock units will vest in three equal installments on the first, second and third anniversaries of the grant date, subject to Ms. Radkoski’s continued employment on the applicable vesting date. The restricted stock units include dividend equivalent rights, representing the right to receive additional restricted stock units in lieu of cash dividends paid with respect to the shares of Common Stock underlying the award (if and

  The Wendy’s Company 2025 Proxy Statement  63

when the award vests). See “Compensation Discussion and Analysis—Leadership Changes and Related Compensation Actions—Chief Marketing Officer, U.S. Compensation Actions” for additional details.

(10)

Mr. Penegor’s employment was terminated without “cause” and he departed the Company in February 2024. Mr. Penegor did not receive any grants of stock or option awards in 2024. See “Employment Arrangements and Potential Payments Upon Termination or Change in Control—Severance Payments and Benefits for Todd A. Penegor” for additional details.

(11)

Mr. Plosch’s employment was terminated without “cause” and he departed the Company in December 2024. See “Employment Arrangements and Potential Payments Upon Termination or Change in Control—Severance Payments and Benefits for Gunther Plosch” for additional details.

64  The Wendy’s Company 2025 Proxy Statement

OUTSTANDING EQUITY AWARDS AT 2024 YEAR-END

The following table provides information concerning the unexercised stock options and unvested restricted stock unit and performance unit awards held by the NEOs as of the end of 2024.

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE (1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE (2)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($) (3)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($) (3)

Kirk Tanner	—	438,098	16.7000	8/5/2034
					353,526 (4)	5,833,179
					55,459 (9)	915,074
							60,076 (14)	991,254
							75,817 (15)	1,250,981

Kenneth Cook					16,856 (5)	278,124

Abigail E. Pringle	65,951	—	9.8575	8/7/2025
	70,868	—	10.0875	8/12/2026
	80,015	—	15.3550	8/11/2027
	96,979	—	18.5150	8/20/2028
	123,639	—	19.7100	8/9/2029
	100,272	—	22.3400	8/7/2030
	97,919	—	23.7000	8/13/2031
	65,312	32,657	21.4000	8/12/2032
	25,678	51,358	21.5300	8/11/2033
	—	142,382	16.7000	8/5/2034
					8,321 (7)	137,297
					18,023 (9)	297,380
							15,472 (12)	255,288
							44,050 (13)	726,825
							21,480 (15)	354,420

E.J. Wunsch	44,008	—	15.3550	8/11/2027
	49,057	—	18.5150	8/20/2028
	80,217	—	19.7100	8/9/2029
	61,135	—	22.3400	8/7/2030
	53,698	—	23.7000	8/13/2031
	42,137	21,069	21.4000	8/12/2032
	17,119	34,238	21.5300	8/11/2033
	—	118,651	16.7000	8/5/2034
					5,548 (7)	91,542
					15,019 (9)	247,814
							9,982 (12)	164,703
							29,365 (13)	484,523
							15,162 (15)	250,173

Lindsay J. Radkoski	8,001	—	15.3550	8/11/2027
	6,061	—	18.5150	8/20/2028
	18,362	—	19.7100	8/9/2029
	11,280	—	22.3400	8/7/2030
	8,528	—	23.7000	8/13/2031
	6,320	3,160	21.4000	8/12/2032
	3,501	7,003	21.5300	8/11/2033
	—	23,730	16.7000	8/5/2034
	—	59,408	17.1900	8/15/2034
					4,726 (6)	77,979

					1,136 (7)	18,744
					8,296 (8)	136,884
					3,003 (9)	49,550
					29,931 (10)	493,862
					7,520 (11)	124,080
							6,005 (13)	99,083
							2,842 (15)	46,893

Todd A. Penegor (16)	384,377	—	22.3400	2/16/2025
	313,238	—	23.7000	2/16/2025
	221,221	—	21.4000	2/16/2025
	44,743	—	21.5300	2/16/2025
							35,936 (12)	592,944
							52,633 (13)	868,445

  The Wendy’s Company 2025 Proxy Statement  65

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE (1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE (2)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($) (3)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($) (3)

Gunther Plosch (17)	133,346	—	18.5150	8/20/2028
	161,588	—	19.7100	8/9/2029
	108,628	—	22.3400	8/7/2030
	97,919	—	23.7000	8/13/2031
	75,847	37,924	21.4000	8/12/2032
	28,791	57,583	21.5300	8/11/2033
	—	138,731	16.7000	8/5/2034
					9,328 (7)	153,912
					17,561 (9)	289,757
							17,968 (12)	296,472
							49,390 (13)	814,935
							24,007 (15)	396,116

(1)

All stock options vest and become exercisable in three equal installments on the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on the applicable vesting date.

(2)	All stock options expire ten years from the grant date, unless sooner exercised or forfeited.

(3)	Based on $16.50 per share, which was the per share closing price of our Common Stock on December 27, 2024, the last trading day of fiscal 2024.

(4)

Reflects unvested restricted stock units granted to Mr. Tanner on February 22, 2024 under the 2020 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2024. The restricted stock units will vest in three equal installments on the first, second and third anniversaries of the grant date, subject to Mr. Tanner’s continued employment on the applicable vesting date.

(5)

Reflects unvested restricted stock units granted to Mr. Cook on December 2, 2024 under the 2020 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2024. The restricted stock units will vest in full on December 2, 2027, subject to Mr. Cook’s continued employment on the vesting date.

(6)

Reflects unvested restricted stock units granted to Ms. Radkoski on August 12, 2022 under the 2020 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2024. The restricted stock units will vest in full on August 12, 2025, subject to Ms. Radkoski’s continued employment on the vesting date.

(7)

Reflects unvested restricted stock units granted on August 11, 2023 under the 2020 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2024. The restricted stock units will vest in three equal installments on the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on the applicable vesting date. The first installment (including the related dividend equivalent units) vested on August 11, 2024.

(8)

Reflects unvested restricted stock units granted to Ms. Radkoski on December 7, 2023 under the 2020 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2024. The restricted stock units will vest in full on December 7, 2026, subject to Ms. Radkoski’s continued employment on the vesting date.

(9)

Reflects unvested restricted stock units granted on August 5, 2024 under the 2020 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2024. The restricted stock units will vest in three equal installments on the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on the applicable vesting date.

(10)

Reflects unvested restricted stock units granted to Ms. Radkoski on August 15, 2024 under the 2020 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2024. The restricted stock units will vest in full on August 15, 2027, subject to Ms. Radkoski’s continued employment on the vesting date.

(11)

Reflects unvested restricted stock units granted to Ms. Radkoski on August 15, 2024 under the 2020 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2024. The restricted stock units will vest in three equal installments on the first, second and third anniversaries of the grant date, subject to Ms. Radkoski’s continued employment on the applicable vesting date.

66  The Wendy’s Company 2025 Proxy Statement

(12)

Represents payout levels based on achieving threshold performance levels over a three-year period (January 3, 2022 through December 29, 2024) for performance unit awards granted on February 23, 2022 under the 2020 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2024. Each performance unit represents the right to receive one share of Common Stock subject to the Company’s achievement of two performance goals based on free cash flow and relative total stockholder return during the performance period. For more information regarding the performance goals and potential payouts with respect to such awards, see “Compensation Discussion and Analysis—Compensation Decisions for 2022—Long-Term Equity Incentive Compensation” in the Company’s definitive proxy statement for the 2023 annual meeting of stockholders filed with the SEC on March 30, 2023.

(13)

Represents payout levels based on achieving target performance levels over a three-year period (January 2, 2023 through December 28, 2025) for performance unit awards granted on February 16, 2023 under the 2020 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2024. Each performance unit represents the right to receive one share of Common Stock subject to the Company’s achievement of two performance goals based on free cash flow and relative total stockholder return during the performance period. For more information regarding the performance goals and potential payouts with respect to such awards, see “Compensation Discussion and Analysis—Compensation Decisions for 2023—Long-Term Equity Incentive Compensation” in the Company’s definitive proxy statement for the 2024 annual meeting of stockholders filed with the SEC on April 4, 2024.

(14)

Represents payout levels based on achieving threshold performance levels over a three-year period (January 1, 2024 through January 3, 2027) for performance unit awards granted to Mr. Tanner on February 22, 2024 under the 2020 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2024. Each performance unit represents the right to receive one share of Common Stock subject to the Company’s achievement of a performance goal based on relative total stockholder return during the performance period. For more information regarding the performance goal and potential payout with respect to this award, see “Compensation Discussion and Analysis—Compensation Decisions for 2024—Long-Term Equity Incentive Compensation” herein.

(15)

Represents payout levels based on achieving threshold performance levels over a three-year period (January 1, 2024 through January 3, 2027) for performance unit awards granted on February 22, 2024 under the 2020 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2024. Each performance unit represents the right to receive one share of Common Stock subject to the Company’s achievement of two performance goals based on global systemwide sales and relative total stockholder return during the performance period. For more information regarding the performance goals and potential payouts with respect to such awards, see “Compensation Discussion and Analysis—Compensation Decisions for 2024—Long-Term Equity Incentive Compensation” herein.

(16)

Mr. Penegor’s employment was terminated without “cause” and he departed the Company in February 2024. In connection with his departure: (i) all of Mr. Penegor’s outstanding and unvested stock options and restricted stock units immediately vested on a pro rata basis (with the remainder forfeited and canceled); (ii) the expiration date of Mr. Penegor’s stock options became February 16, 2025; and (iii) Mr. Penegor became entitled to a pro rata portion of his then-outstanding performance unit awards, based upon the Company’s actual performance through the end of the relevant performance periods (with the remainder forfeited and canceled). See “Employment Arrangements and Potential Payments Upon Termination or Change in Control—Severance Payments and Benefits for Todd A. Penegor” for additional details.

(17)

Mr. Plosch’s employment was terminated without “cause” and he departed the Company on December 31, 2024. In connection with his departure: (i) all of Mr. Plosch’s outstanding and unvested stock options will continue to vest during his 18-month salary continuation period (with the remainder forfeited and canceled); (ii) the expiration date of Mr. Plosch’s stock options became June 30, 2027; (iii) all of Mr. Plosch’s outstanding and unvested restricted stock units that would have vested during the 18-month salary continuation period immediately vested (with all other unvested restricted stock units forfeited and canceled); and (iv) Mr. Plosch became entitled to a pro rata portion of his then-outstanding performance unit awards, based upon the Company’s actual performance through the end of the relevant performance periods (with the remainder forfeited and canceled). See “Employment Arrangements and Potential Payments Upon Termination or Change in Control—Severance Payments and Benefits for Gunther Plosch” for additional details.

  The Wendy’s Company 2025 Proxy Statement  67

OPTION EXERCISES AND STOCK VESTED DURING 2024

The following table provides information for 2024 concerning the exercise of stock options and vesting of stock awards granted to the NEOs in prior years.

	OPTION AWARDS		STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($) (1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($) (2)
Kirk Tanner	—	—	—	—
Kenneth Cook	—	—	—	—
Abigail E. Pringle	—	—	58,387 (3)	1,070,561
E.J. Wunsch	—	—	19,420 (3)	350,538
Lindsay J. Radkoski	—	—	8,345 (3)	147,962
Todd A. Penegor (4)	1,576,973	2,276,733	110,179 (3)	2,006,832
Gunther Plosch (5)	—	—	35,036 (3)	632,764

(1)	Based on the difference between the exercise price of the stock options and the market price of our Common Stock at the time of exercise.

(2)	Based on the average of the high and low per share sales price of our Common Stock on the applicable vesting date.

(3)

Includes the number of shares of Common Stock earned with respect to performance unit awards granted on February 23, 2021 for the performance period that began on January 4, 2021 and ended on December 31, 2023. The performance unit awards vested on February 26, 2024 at 60.5% of target following the Subcommittee’s determination of the Company’s level of achievement of the free cash flow (121.0% attainment) and relative total stockholder return (0% attainment) performance goals. The number of shares of Common Stock actually received by each individual was reduced by the withholding of shares (9,432 shares withheld by Ms. Pringle, 5,305 shares withheld by Mr. Wunsch, 40,595 shares withheld by Mr. Penegor and 9,246 shares withheld by Mr. Plosch) to pay income taxes associated with the value realized upon vesting.

For Ms. Pringle, Mr. Wunsch, Ms. Radkoski and Mr. Plosch, also includes one-third of the restricted stock units (plus dividends accrued thereon) granted on August 11, 2023 and which vested on August 11, 2024. The number of shares of Common Stock actually received by each individual was reduced by the withholding of shares (1,781 shares withheld by Ms. Pringle, 804 shares withheld by Mr. Wunsch, 164 shares withheld by Ms. Radkoski and 1,952 shares withheld by Mr. Plosch) to pay income taxes associated with the value realized upon vesting.

For Ms. Pringle, also includes the restricted stock units (plus dividends accrued thereon) granted on February 19, 2020 under the 2010 Omnibus Award Plan and which vested on February 19, 2024. The number of shares of Common Stock actually received by Ms. Pringle was reduced by the withholding of 7,441 shares to pay income taxes associated with the value realized upon vesting.

For Ms. Radkoski, also includes (i) the restricted stock units (plus dividends accrued thereon) granted February 19, 2021 and which vested on February 19, 2024 (the number of shares of Common Stock actually received by Ms. Radkoski was reduced by the withholding of 1,398 shares to pay income taxes associated with the value realized upon vesting) and (ii) the restricted stock units (plus dividends accrued thereon) granted August 13, 2021 and which vested on August 13, 2024 (the number of shares of Common Stock actually received by Ms. Radkoski was reduced by the withholding of 1,141 shares to pay income taxes associated with the value realized upon vesting).

For Mr. Penegor, also includes accelerated vesting of certain outstanding restricted stock awards in connection with his departure from the Company. See footnote 4 below for additional information. The number of shares of Common Stock actually received by Mr. Penegor was reduced by the withholding of shares (2,131 shares withheld) to pay income taxes associated with the value realized upon vesting.

68  The Wendy’s Company 2025 Proxy Statement

(4)

Mr. Penegor’s employment was terminated without “cause” and he departed the Company in February 2024. In connection with his departure: (i) all of Mr. Penegor’s outstanding and unvested stock options and restricted stock units immediately vested on a pro rata basis (with the remainder forfeited and canceled); (ii) the expiration date of Mr. Penegor’s stock options became February 16, 2025; and (iii) Mr. Penegor became entitled to a pro rata portion of his then-outstanding performance unit awards, based upon the Company’s actual performance through the end of the relevant performance periods (with the remainder forfeited and canceled). See “Employment Arrangements and Potential Payments Upon Termination or Change in Control—Severance Payments and Benefits for Todd A. Penegor” for additional details.

(5)

Mr. Plosch’s employment was terminated without “cause” and he departed the Company on December 31, 2024. In connection with his departure: (i) all of Mr. Plosch’s outstanding and unvested stock options will continue to vest during his 18-month salary continuation period (with the remainder forfeited and canceled); (ii) the expiration date of Mr. Plosch’s stock options became June 30, 2027; (iii) all of Mr. Plosch’s outstanding and unvested restricted stock units that would have vested during the 18-month salary continuation period immediately vested (with all other unvested restricted stock units forfeited and canceled); and (iv) Mr. Plosch became entitled to a pro rata portion of his then-outstanding performance unit awards, based upon the Company’s actual performance through the end of the relevant performance periods (with the remainder forfeited and canceled). See “Employment Arrangements and Potential Payments Upon Termination or Change in Control—Severance Payments and Benefits for Gunther Plosch” for additional details.

  The Wendy’s Company 2025 Proxy Statement  69

EMPLOYMENT ARRANGEMENTS AND

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

EMPLOYMENT ARRANGEMENTS—GENERALLY

The Company generally does not utilize long-form employment agreements with its NEOs. The Company believes this practice supports consistency among executives and reduces administrative complexity. Employment arrangements for our NEOs are governed by terms set forth in individual offer letters (“employment letters”), as well as the Executive Severance Policy and applicable confidentiality and non-compete agreements.

Messrs. Tanner, Cook and Wunsch are each subject to employment letters that were entered into when the respective individual joined the Company. The employment letters provide for initial base salaries and initial annual target cash incentive opportunities and also provide that each individual is eligible to receive equity awards under the Company’s long-term incentive award program in effect for other executives. Copies of these employment letters have been filed with the SEC. Ms. Pringle, who first joined the Company as a non-executive, does not have an employment letter, but is party to a non-compete and confidentiality agreement with the Company. Ms. Radkoski, who also first joined the Company as a non-executive, does not have an employment letter, but is subject to non-compete and confidentiality covenants as part of certain of her equity awards. Mr. Plosch, whose employment was terminated without “cause” and who departed the Company in December 2024, was also subject to an employment letter that was entered into when he joined the Company, a copy of which has also been filed with the SEC. The Compensation and Human Capital Committee reviews and updates the compensation arrangements for the NEOs on an annual basis.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

As described in greater detail below, the NEOs have received equity awards under the 2010 Omnibus Award Plan and the 2020 Omnibus Award Plan (collectively, the “Omnibus Award Plans”), which provide for the accelerated vesting of certain awards in connection with a qualifying termination event. Awards granted under the Omnibus Award Plans are subject to “double-trigger” vesting requirements in connection with a “change in control” of the Company. This means that, in order for an outstanding award to be accelerated and become vested in connection with a “change in control”, a “change in control” must occur and the participant’s employment must be terminated by the Company without “cause” or by the participant for “good reason” within a specified period following the change in control.

The Company considers these limited severance and change in control benefits to be an important part of our executive compensation program and consistent with competitive market practice. The Company believes that providing appropriate severance benefits helps to attract and retain highly qualified executives by mitigating the risks associated with leaving a previous employer and accepting a new position with the Company, and by providing income continuity following an unexpected termination. These arrangements also allow the Company to protect its interests through corresponding confidentiality, non-compete and other restrictive covenants following an executive’s termination.

Termination without Cause

Executive Severance Policy

The Executive Severance Policy provides for certain post-termination payments and benefits for U.S. executives at the level of Senior Vice President or above whose employment is terminated by the Company without “cause” (as defined in the 2020 Omnibus Award Plan), as described below:

With respect to executives who were newly hired or promoted to a covered position before February 16, 2023 (including Ms. Pringle, Mr. Wunsch and Mr. Plosch), the Executive Severance Policy provides for:

•	Base salary continuation for 18 months following termination;

•	A pro-rated annual cash incentive for the year of termination, payable based on actual performance;

•

Continued vesting of outstanding stock options during the 18-month salary continuation period (any unvested stock options remaining outstanding at the conclusion of the 18-month salary continuation period will be forfeited), with vested stock options exercisable for up to one year after the salary continuation period (but in no event beyond the expiration of the original option period);

•

Accelerated vesting of any restricted stock units that would have vested had the participant continued in active employment through the end of the 18-month salary continuation period (all other unvested restricted stock units will be forfeited); and

70  The Wendy’s Company 2025 Proxy Statement

•	Pro rata vesting of outstanding performance units, subject to actual performance attained for the entire performance period.

With respect to executives who are newly hired or promoted to a covered position on or after February 16, 2023 (including Mr. Tanner, Mr. Cook and Ms. Radkoski), the Executive Severance Policy provides for:

•	Base salary continuation for 12 months (or 24 months for the Chief Executive Officer) following termination;

•	A pro-rated annual cash incentive for the year of termination, payable based on actual performance;

•

Accelerated vesting on a pro rata basis of outstanding restricted stock units and stock options, with vested stock options exercisable for up to 90 days following termination (but in no event beyond the expiration of the original option period); and

•	Pro rata vesting of outstanding performance units, subject to actual performance attained for the entire performance period.

In either case, the executives would be entitled to continued medical, vision, dental and prescription benefits until the earliest of (i) the last day of the applicable salary continuation period, (ii) the date the executive becomes covered under any other group health plan or (iii) the first day the executive becomes eligible to participate as an employee under another employer’s plan. Furthermore, the Company may, in its sole discretion, provide career transition and job outplacement services to executives affected under the Executive Severance Policy.

Change in Control

If the employment of an executive covered by the Executive Severance Policy is terminated by the Company without “cause” or by the executive for “good reason” within 12 months following a “change in control” (as such terms are defined in the 2020 Omnibus Award Plan), they are entitled to the following enhanced benefits:

•	Base salary continuation

o	The applicable base salary continuation described above would be based on base salary plus target annual cash incentive (rather than just base salary).

•	Stock options and restricted stock units

o	Outstanding stock options and restricted stock units would vest in full (rather than pro rata); and

o	Any outstanding stock options that vest would be exercisable for one year (instead of 90 days) following the date of termination (but in no event beyond the expiration of the original option period).

•	Performance units

o

Performance unit treatment would be as set forth in the applicable award agreement, which, in these circumstances, generally provides that all outstanding performance units will vest pro rata (on a daily basis) through the date of termination based on actual performance or, if actual performance cannot be reasonably assessed, then based on the assumed achievement of target performance.

Retirement

In the event of a qualified retirement (“Retirement”), eligible employees of the Company, including the NEOs, are eligible to receive certain payments and benefits. Under the policy, a Retirement occurs upon an employee’s voluntary termination of employment with the Company at a time when cause does not exist if the employee (i) has attained age 60, (ii) has at least 10 years of employment with the Company (seven years for Mr. Tanner), (iii) has provided a notice of at least six months before the proposed retirement date and (iv) has otherwise complied with the terms of the Company’s then-current retirement policy.

In the event of a Retirement, subject to continued service through the six-month notice period, eligible employees would receive:

•	Payout of all awarded but unused vacation time;

•	A pro-rated annual cash incentive award for the year of Retirement, based on actual Company performance and payable when annual incentives are paid to other executives; and

•	Modified vesting of outstanding equity awards, as follows:

o

With respect to stock options, any outstanding options will continue to vest as if the employee remained employed on each scheduled vesting date and will be exercisable until the expiration of the option;

o	With respect to restricted stock units, any outstanding restricted stock units will continue to vest as if the employee remained employed on each scheduled vesting date; and

  The Wendy’s Company 2025 Proxy Statement  71

o

With respect to performance units, any outstanding performance units will vest and the restrictions thereon will lapse on Retirement, subject to actual performance through the end of the applicable performance period as determined by the Compensation and Human Capital Committee.

None of the Company’s NEOs are currently Retirement-eligible. Mr. Tanner’s employment letter provides for eligibility to retire after seven years of employment with the Company (rather than 10 years), subject to satisfying the other conditions described above.

Restrictive Covenants

As a condition to receiving any of the severance payments and benefits described above, the NEOs are required to comply with certain restrictive covenants as described below.

NAME	GENERAL RELEASE/ COVENANT NOT TO SUE	NON-COMPETE/NON-SOLICITATION	CONFIDENTIALITY/ NON-DISPARAGEMENT
Kirk Tanner	✓	24 months (termination for “cause” or without “cause”)	Unlimited
Kenneth Cook; Abigail E. Pringle; E.J. Wunsch; Gunther Plosch	✓	12 months (termination for “cause”) 18 months (termination without “cause”)	Unlimited

As described above, Ms. Radkoski does not have an employment letter, but is subject to non-compete and confidentiality covenants as part of certain of her equity awards. These covenants provide for certain non-compete and non-solicitation restrictions for up to 12 months and 6 months, respectively (including following any termination of employment with the Company, whether voluntary or involuntary), as well as certain confidentiality restrictions that are unlimited in duration.

Summary

The following table sets forth the payments and benefits that may be received by the NEOs in the event of a termination of employment for specified reasons and/or a change in control of the Company. See “—Key Assumptions” below for further information. This summary is qualified in its entirety by reference to the complete text of any employment letters for the NEOs, the Executive Severance Policy and the Omnibus Award Plans, copies of which have been filed with the SEC. Mr. Penegor’s employment was terminated without “cause” and he departed the Company on February 16, 2024. Mr. Plosch’s employment was terminated without “cause” and he departed the Company on December 31, 2024. The actual severance payments and benefits received by Mr. Penegor and Mr. Plosch in connection with their respective departures from the Company are described below under the caption “—Severance Payments and Benefits for Todd A. Penegor” and “—Severance Payments and Benefits for Gunther Plosch,” respectively.

72  The Wendy’s Company 2025 Proxy Statement

POTENTIAL PAYMENTS ON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL

NAME	PAYMENTS AND BENEFITS	TERMINATION WITHOUT CAUSE ($)	TERMINATION WITHOUT CAUSE OR FOR GOOD REASON WITHIN 12 MONTHS FOLLOWING A CHANGE IN CONTROL ($)	RETIREMENT (1) ($)	DEATH OR DISABILITY (2) ($)

Kirk Tanner	Salary Continuation	2,000,000	3,750,000	—	—

	Annual Incentive	1,237,250	1,237,250	—	—

	Equity Awards	3,656,413	8,518,604	—	8,518,604

	Benefits Continuation	36,653	36,653	—	—

	Total	6,930,316	13,542,507	—	8,518,604

Kenneth Cook	Salary Continuation	600,000	642,500	—	—

	Annual Incentive	30,048	30,048	—	—

	Equity Awards	7,722	278,124	—	278,124

	Benefits Continuation	25,918	25,918	—	—

	Total	663,688	976,590	—	278,124

Abigail E. Pringle	Salary Continuation	1,125,000	1,875,000	—	—

	Annual Incentive	530,250	530,250	—	—

	Equity Awards	1,623,155	1,866,711	—	1,866,711

	Benefits Continuation	37,771	37,771	—	—

	Total	3,316,176	4,309,732	—	1,866,711

E.J. Wunsch	Salary Continuation	937,500	1,562,500	—	—

	Annual Incentive	441,875	441,875	—	—

	Equity Awards	885,902	1,092,845	—	1,092,845

	Benefits Continuation	24,164	24,164	—	—

	Total	2,289,441	3,121,384	—	1,092,845

Lindsay J. Radkoski	Salary Continuation	525,000	918,750	—	—

	Annual Incentive	278,381	278,381	—	—

	Equity Awards	306,763	1,002,557	—	1,002,557

	Benefits Continuation	26,028	26,028	—	—

	Total	1,136,172	2,225,716	—	1,002,557

Gunther Plosch (3)	Salary Continuation	1,162,500	1,937,500	—	—

	Annual Incentive	547,925	547,925	—	—

	Equity Awards	1,831,599	2,075,519	—	2,075,519

	Benefits Continuation	27,738	27,738	—	—

	Total	3,569,762	4,588,682	—	2,075,519

  The Wendy’s Company 2025 Proxy Statement  73

(1)

As described above, none of the NEOs were Retirement-eligible as of December 27, 2024. In the event of a voluntary termination for an NEO that is not Retirement-eligible, any outstanding equity awards, if unvested, will be forfeited.

(2)

In the event of the death or “disability” (as defined in the 2020 Omnibus Award Plan) of an NEO, any outstanding equity awards would be treated consistent with the treatment described above for a termination without “cause” or for “good reason” within 12 months following a “change in control.”

(3)

Mr. Plosch was terminated without “cause” and he departed the Company on December 31, 2024. See “—Severance Payments and Benefits for Gunther Plosch” below for additional details on the actual severance payments and benefits received by Mr. Plosch.

KEY ASSUMPTIONS

The following assumptions were made in calculating the value of the severance payments and benefits described in the table above:

•	The triggering event took place on December 27, 2024, the last business day of fiscal 2024;

•	The price of our Common Stock was $16.50 per share, the closing price on December 27, 2024;

•	No compensation offset for executives for whom a portion of the severance payments would otherwise be subject to reduction for outside earnings;

•	The immediate exercise and sale of all stock options and the immediate sale of all restricted stock units and performance units that vested as of the December 27, 2024 triggering date;

•	Accelerated vesting of performance units is based on the assumed achievement of target performance and includes grants that subsequently vested and were paid out in February 2025;

•	No discount for payment in installments rather than a lump sum; and

•	No six-month delay in payments to a “specified employee” under Section 409A of the Internal Revenue Code would apply.

SEVERANCE PAYMENTS AND BENEFITS FOR TODD A. PENEGOR

The Company and Mr. Penegor entered into an employment letter dated May 8, 2013 pursuant to which Mr. Penegor joined the Company as Chief Financial Officer on June 3, 2013, which was prior to the adoption of the original Executive Severance Policy. As a result, Mr. Penegor’s severance benefits were governed by the terms of his employment letter and the Omnibus Award Plans. The employment letter remained in effect after Mr. Penegor became the Company’s President and Chief Executive Officer in May 2016. Mr. Penegor’s employment as the Company’s President and Chief Executive Officer was terminated without “cause” and he departed the Company in February 2024. Consistent with the terms of his employment letter, the Omnibus Award Plans and the 2023 annual incentive plan, Mr. Penegor received or became entitled to receive payment of accrued obligations, as well as certain other payments and benefits, including:

•	Cash equal to the sum of his then-current base salary and actual cash incentive award paid for 2023, payable in biweekly installments over a period of 12 months ($2,799,993);

•

Cash equal to his then-current base salary for an additional period of 12 months, payable in biweekly installments commencing 12 months after termination, which was offset by compensation earned from subsequent employment ($157,500);

•	His annual cash incentive award for 2023, based on actual Company performance, payable in a lump sum when annual incentives were paid to other executives ($1,642,493);

•	A pro rata portion of his annual cash incentive award for 2024, based on actual Company performance, payable in a lump sum when annual incentives are paid to other executives ($158,500);

•

Vesting of outstanding and unvested stock options and restricted stock units held by Mr. Penegor on a pro rata basis (with the remainder forfeited and canceled), with vested stock options remaining exercisable for up to one year following his departure ($126,135);

•

A pro rata portion of his then-outstanding performance units, based upon the Company’s actual performance through the end of the relevant performance periods (with the remainder forfeited and canceled), payable at the same time as the awards for other executives ($2,584,181); and

74  The Wendy’s Company 2025 Proxy Statement

•

Continued participation in certain of the Company’s medical, vision, dental and prescription benefits plans (including eligibility for contributions to Mr. Penegor’s health savings account) until the earliest of (a) the last day of the salary continuation period described above, (b) the date Mr. Penegor became covered under any other group health plan or (c) the first day Mr. Penegor became eligible to participate as an employee under another employer’s plan ($13,138).

The values shown above with respect to the vesting of Mr. Penegor’s equity awards were estimated assuming a target level of performance (or actual performance for any performance periods already completed at the time of termination), the immediate exercise and sale of all stock options that vested in connection with his termination, the immediate sale of all vested restricted stock units and the immediate vesting and sale of all performance units to which he became entitled, based on the closing price of our Common Stock on February 16, 2024 ($18.43).

Prior to receiving any of the severance payments and benefits described above, Mr. Penegor was required to execute an irrevocable general release and covenant not to sue in favor of the Company. In addition, Mr. Penegor is subject to certain (i) non-compete and non-solicitation covenants for 24 months following his departure and (ii) confidentiality and non-disparagement covenants for 48 months following his departure.

SEVERANCE PAYMENTS AND BENEFITS FOR GUNTHER PLOSCH

The Company and Mr. Plosch entered into an employment letter dated April 7, 2016 pursuant to which Mr. Plosch joined the Company as Chief Financial Officer on May 2, 2016. Mr. Plosch’s employment as the Company’s Chief Financial Officer was terminated without “cause” and he departed the Company on December 31, 2024. Consistent with the terms of his employment letter, the 2020 Omnibus Award Plan, the 2024 annual incentive plan and the Executive Severance Policy, Mr. Plosch received, or became entitled to receive, certain payments and benefits, including:

•	Cash equal to the sum of his then-current base salary, payable in biweekly installments over a period of 18 months ($1,162,500);

•	His annual cash incentive award for 2024, based on actual Company performance, payable in a lump sum when annual incentives were paid to other executives ($547,925);

•

Continued vesting of all outstanding stock options held by Mr. Plosch during the 18-month salary continuation period (with the remainder forfeited and canceled), with vested stock options remaining exercisable for up to one year after the salary continuation period ($0);

•

Vesting of any restricted stock units held by Mr. Plosch that would have vested had Mr. Plosch continued in active employment through the end of the 18-month salary continuation period (with the remainder forfeited and canceled) ($171,411);

•

A pro rata portion of his then-outstanding performance units, based upon the Company’s actual performance through the end of the relevant performance periods (with the remainder forfeited and canceled), payable at the same time as the awards for other executives ($1,035,034); and

•

Continued participation in certain of the Company’s medical, vision, dental and prescription benefits plans (including eligibility for contributions to Mr. Plosch’s health savings account) until the earliest of (a) the last day of the salary continuation period described above, (b) the date Mr. Plosch becomes covered under another group health plan or (c) the date Mr. Plosch becomes eligible to participate as an employee under another employer’s plan ($27,738).

The values shown above with respect to the vesting of Mr. Plosch’s equity awards were estimated assuming a target level of performance (or actual performance for any performance periods already completed at the time of termination), the immediate exercise and sale of all stock options that vested in connection with his termination, the immediate sale of all vested restricted stock units and the immediate vesting and sale of all performance units to which he became entitled, based on the closing price of our Common Stock on December 31, 2024 ($16.30).

Prior to receiving any of the severance payments and benefits described above, Mr. Plosch was required to execute an irrevocable general release and covenant not to sue in favor of the Company. In addition, Mr. Plosch is subject to certain (i) non-compete and non-solicitation covenants for 18 months following his departure and (ii) perpetual confidentiality and non-disparagement covenants.

  The Wendy’s Company 2025 Proxy Statement  75

PAY RATIO

Pursuant to Section 953(b) of the Dodd-Frank Act and Item 402(u) of SEC Regulation S-K, we are required to annually disclose the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee.

MEDIAN EMPLOYEE ANALYSIS

Applicable SEC rules require that we identify a median employee at least every three years. We previously identified our median employee for purposes of our 2023 pay ratio disclosure by using wages reported in Box 1 of Internal Revenue Service Form W-2 for 2023 as our consistently applied compensation measure, which reflects gross taxable payroll compensation. We believe this is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees. We then used our consistently applied compensation measure for all individuals who were employed by us as of December 15, 2023, excluding (i) our former Chief Executive Officer and (ii) all 433 non-U.S. employees pursuant to the de minimis exemption under the pay ratio rules. Of the 433 excluded non-U.S. employees as of December 15, 2023, 359 were employed in the United Kingdom, 49 in Canada, 9 in Singapore, 9 in the United Arab Emirates, two in Puerto Rico, two in Mexico and one in each of Chile, Georgia, and Guatemala. We used this determination date to select a representative employee prior to year-end while excluding the winter holiday period, during which turnover can be higher. Except as described above, we included all employees of the Company and its subsidiaries, whether employed on a full-time, part-time, seasonal or temporary basis. We did not make any assumptions, adjustments or estimates with respect to our consistently applied compensation measure other than annualizing the compensation used for employees who were not employed by us for all of 2023. As of December 15, 2023, we employed a total of 15,102 full-time, part-time, seasonal or temporary individuals, including 14,669 individuals in the United States. Based on the foregoing, our 2023 median employee was identified as a restaurant crew member.

The 2023 median employee has since left the Company and, as permitted by applicable SEC rules, we have elected to select another employee for 2024 using the same data and methodology whose 2023 compensation was substantially similar to that of our 2023 median employee. We do not believe there have been any changes in our employee population or employee compensation arrangements that would significantly impact our pay ratio disclosure.

2024 PAY RATIO

Based on the above analysis, our 2024 our median employee was identified as a restaurant crew member who in 2024 was paid on an hourly basis and worked 1,816 hours. We then calculated the 2024 median employee’s 2024 annual total compensation using the same methodology that we used to determine the annual total compensation of Mr. Tanner and our other Named Executive Officers set forth in the 2024 Summary Compensation Table in this Proxy Statement.

Using this methodology, our median employee’s 2024 annual total compensation was $28,675. Mr. Tanner’s 2024 annual total compensation was $17,308,117, as reported in the 2024 Summary Compensation Table. As a result, we estimate that for 2024, the ratio of Mr. Tanner’s annual total compensation to that of our median employee was approximately 604:1.

If we adjusted Mr. Tanner’s annual base salary as if he served as our Chief Executive Officer for all of 2024 (to $997,260), his adjusted annual total compensation for 2024, with no additional changes to the other amounts included in the 2024 Summary Compensation Table, would be $17,404,007. After giving effect to these adjustments, Mr. Tanner’s adjusted annual total compensation for 2024 would be approximately 607 times that of our median employee.

We believe our pay ratio is a reasonable estimate calculated in a manner consistent with applicable SEC rules, based on our employment and payroll records and the methodology described herein. The estimates and assumptions that we use may differ from estimates and assumptions used by other companies, including companies in our peer group described in “Compensation Discussion and Analysis.”

76  The Wendy’s Company 2025 Proxy Statement

PAY VERSUS PERFORMANCE
Pursuant to Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation
S-K,
we are providing the following information about the relationship between the compensation “actually paid” (“CAP”) to the Company’s principal executive officer (the “PEO”) and non-PEO
NEOs (the
“Non-PEO
NEOs”) and certain aspects of the financial performance of the Company. The CAP to our NEOs as reported in this section does not reflect the actual amount of compensation earned, realized or received by our NEOs, but is a calculation derived from the total compensation reported for each NEO in the 2024 Summary Compensation Table (the “SCT”), as adjusted pursuant to the requirements of Item 402(v) of SEC Regulation
S-K.
While the Compensation and Human Capital Committee did not utilize CAP as defined by the SEC in making compensation decisions in 2024, see “Compensation Discussion and Analysis—A Philosophy of
Pay-For-Performance”
for further information concerning the Company’s philosophy of pay-for-performance.
P
AY
VERSUS
P
ERFORMANCE
T
ABLE

Y EAR	S UMMARY C OMPENSATION T ABLE T O TAL FOR T ODD P ENEGOR 1	S UMMARY C OMPENSATION T ABLE T O TAL FOR K IRK T ANNER 1	C OMPENSATION A CTUALLY P AID TO T ODD P ENEGOR 2	C OMPENSATION A CTUALLY P AID TO K IRK T ANNER 2	A VERAGE S UMMARY C OMPENSATION T ABLE T OTAL FOR N ON -PEO NEO S 3	A VERAGE C OMPENSATION A CTUALLY P AID TO N ON -PEO NEO S 4	V ALUE OF I NITIAL F IXED $100 I NVESTMENT B ASED O N :		N ET I NCOME ( IN MILLIONS ) 7	A DJUSTED EBITDA ( IN MILLIONS ) 8
							T OTAL S HAREHOLDER R ETURN 5	P EER G ROUP T OTAL S HAREHOLDER R ETURN 6
(a)	($) (b)	($) (c)	($) (d)	($) (e)	($) (f)	($) (g)	($) (h)	($) (i)	($) (j)	($) (k)

2024	3,291,979	17,308,117	(2,273,046)	14,121,842	2,490,509	1,632,006	87.72	186.65	194.4	543.6

2023	8,596,408	—	1,412,451	—	2,746,501	686,555	97.84	163.00	204.4	535.9

2022	8,005,313	—	6,651,234	—	2,864,852	2,482,526	108.29	134.77	177.4	497.8

2021	9,669,733	—	11,210,465	—	3,463,434	3,974,600	111.37	147.99	200.4	467.0

2020	7,213,774	—	7,455,639	—	3,061,513	3,110,864	100.34	120.08	117.8	420.1

(1)
The dollar amounts shown in columns (b) and (c) reflect the amounts reported in the “Total” column of the SCT for each applicable year for Mr. Penegor (who was our PEO until February 5, 2024) and Mr. Tanner (who became our PEO on February 5, 2024), respectively.

(2)
The dollar amounts shown in columns (d) and (e) reflect the amount of CAP to Mr. Penegor and Mr. Tanner, respectively, as calculated in accordance with Item 402(v) of SEC Regulation
S-K
for each applicable year. In accordance with the requirements of Item 402(v) of SEC Regulation
S-K,
the following adjustments were made to the amounts reported in the “Total” column of the SCT for Mr. Penegor and Mr. Tanner, as applicable, for each year to determine the CAP:

	T ODD P ENEGOR (PEO UNTIL F EBRUARY 5, 2024)
	2024 ($)	2023 ($)	2022 ($)	2021 ($)	2020 ($)

SCT Total for Todd Penegor	3,291,979	8,596,408	8,005,313	9,669,733	7,213,774

Deduct: Reported Value of Equity Awards Granted during Fiscal Year	—	(5,749,960)	(5,249,966)	(5,249,974)	(4,599,975)

Add : Year-End Fair Value of Equity Awards Granted in the Year that are Outstanding and Unvested at Year-End	—	4,579,532	5,413,992	6,822,175	3,821,709

Add or Deduct : Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested at Year-End	(445,081)	(3,216,785)	(929,034)	(134,543)	343,964

Add or Deduct : Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	(1,234,151)	(3,121,640)	(803,357)	(49,181)	576,656

Deduct : Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	(3,940,136)	—	—	—	—

Add : Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation	54,343	324,895	214,286	152,255	99,511

CAP to Todd Penegor (a)	(2,273,046)	1,412,451	6,651,234	11,210,465	7,455,639

The Wendy’s Company 2025 Proxy Statement

K IRK T ANNER (PEO FROM F EBRUARY 5, 2024)
2024 ($)

SCT Total for Kirk Tanner	17,308,117

Deduct: Reported Value of Equity Awards Granted during Fiscal Year	(14,999,961)

Add : Year-End Fair Value of Equity Awards Granted in the Year that are Outstanding and Unvested at Year-End	11,285,145

Add or Deduct : Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested at Year-End	—

Add or Deduct : Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	—

Deduct : Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—

Add : Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation	528,540

CAP to Kirk Tanner (a)	14,121,842

(a)
The fair value or change in fair value, as applicable, of the equity awards described in the line items above was determined by reference to: (i) with respect to RSU awards, the closing price of our Common Stock on applicable year-end
dates or, in the case of vesting dates, the actual vesting price; (ii) with respect to cumulative free cash flow-based performance unit awards, the same valuation methodology as RSU awards above except year-end
and vesting date values were multiplied by the probability of achievement as of each such date; (iii) with respect to relative total shareholder return-based performance unit awards, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end
date(s) or, in the case of a vesting date, the actual vesting price and probability of achievement as of each such date; and (iv) with respect to stock options, the fair value calculated by a Black-Scholes-Merton option pricing model as of the applicable year-end
or vesting date(s), determined based on the same methodology as used to determine grant date fair values but using the closing price of our Common Stock, risk-free interest rate, expected life in years, expected volatility and expected dividend yield as of the revaluation date.

(3)
The dollar amounts shown in column (f) reflect the average of the amounts reported in the “Total” column of the SCT for the
Non-PEO
NEOs as a group for each applicable year. For 2024, the
Non-PEO
NEOs consisted of Mr. Cook, Ms. Pringle, Mr. Wunsch, Ms. Radkoski and Mr. Plosch. For 2023, the
Non-PEO
NEOs consisted of Mr. Plosch, Ms. Pringle, Mr. Vasconi, Mr. Wunsch and Mr. Kurt A. Kane, our former President, U.S. and Chief Commercial Officer. For each of 2022, 2021 and 2020, the
Non-PEO
NEOs consisted of Mr. Plosch, Mr. Kane, Ms. Pringle and Mr. Vasconi.

The Wendy’s Company 2025 Proxy Statement

(4)
The dollar amounts shown in column (g) reflect the average amount of CAP to the
Non-PEO
NEOs as a group, as calculated in accordance with Item 402(v) of SEC Regulation
S-K
for each applicable year. In accordance with the requirements of Item 402(v) of SEC Regulation
S-K,
the following adjustments were made to the average of the amounts reported in the “Total” column of the SCT for the
Non-PEO
NEOs as a group for each year to determine the CAP:

	N ON -PEO NEO S
	2024 ($)	2023 ($)	2022 ($)	2021 ($)	2020 ($)

Average SCT Total for Non-PEO NEOs	2,490,509	2,746,501	2,864,852	3,463,434	3,061,513

Deduct: Average Reported Value of Equity Awards Granted during Fiscal Year	(1,293,968)	(1,089,970)	(1,512,478)	(1,437,476)	(2,006,198)

Add : Average Year-End Fair Value of Equity Awards Granted in the Year that are Outstanding and Unvested at Year-End	943,814	868,100	1,559,732	1,867,954	1,727,753

Add or Deduct : Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested at Year-End	(324,716)	(744,500)	(302,803)	22,280	148,100

Add or Deduct : Average Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	(247,535)	(751,182)	(208,462)	638	149,668

Deduct : Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—	(426,831)	—	—	—

Add : Average Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation	63,902	84,436	81,685	57,770	30,028

Average CAP to Non-PEO NEOs (a)	1,632,006	686,555	2,482,526	3,974,600	3,110,864

(a)	See footnote (2.a) above for a discussion of the determination of the fair value or change in fair value, as applicable, of the equity awards described in the line items above.

(5)	Assumes an initial investment of $100 on December 27, 2019, the last trading day of fiscal 2019 and a reinvestment of all dividends when received.

(6)
The peer group reflected is the same market capitalization weighted peer group used by the Company for purposes of compliance with Item 201(e)(1)(ii) of SEC Regulation
S-K.
In addition, peer group total shareholder return is calculated using the same method the Company uses for purposes of compliance with Item 201(e)(1)(ii) of SEC Regulation
S-K.
Assumes an initial investment of $100 on December 27, 2019, the last trading day of fiscal 2019 and a reinvestment of all dividends when received. The companies that comprise this peer group are: Brinker International, Inc.; Chipotle Mexican Grill, Inc.; Darden Restaurants, Inc.; Dine Brands Global, Inc.; Domino’s Pizza, Inc.; Jack in the Box Inc.; McDonald’s Corporation; Papa John’s International, Inc.; Red Robin Gourmet Burgers, Inc.; Restaurant Brands International Inc.; Starbucks Corporation; The Wendy’s Company; and Yum! Brands, Inc.

(7)
The dollar amounts reported represent the amount of the Company’s net income for the applicable year, each as calculated in accordance with accounting principles generally accepted in the United States of America (GAAP).

(8)
The Company has determined that adjusted EBITDA is the most important financial performance measure used by the Company to link CAP to our NEOs for the 2024 fiscal year to the Company’s performance. As used in this section, adjusted EBITDA reflects the Company’s reported financial results for the applicable fiscal year and is defined as earnings before interest, taxes, depreciation and amortization, as adjusted to exclude the impact of certain specific non-recurring
and unusual items. See
Annex A
for additional details regarding adjusted EBITDA.

The Wendy’s Company 2025 Proxy Statement

A
NALYSIS
OF
THE
I
NFORMATION
P
RESENTED
IN
THE
P
AY
VERSUS
P
ERFORMANCE
T
ABLE
As described in more detail under the caption “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a strong pay-for-performance
philosophy with an emphasis on variable, performance-based compensation. While the Company utilizes several performance measures to align executive compensation with Company performance, the Company does not specifically align its performance measures with CAP (as computed in accordance with Item 402(v) of SEC Regulation
S-K)
for a particular year. In accordance with Item 402(v) of SEC Regulation
S-K,
the Company is providing the following descriptions of the relationships between certain of the information presented in the Pay Versus Performance Table.
CAP and the Company’s TSR, Net Income and Adjusted EBITDA
The tables below demonstrate the relationship between (i) CAP to our PEO and the average amount of CAP to our
Non-PEO
NEOs and (ii) the Company’s TSR, net income and adjusted EBITDA for each of 2024, 2023, 2022, 2021 and 2020.

CAP vs. Company TSR
$15,000,000
$13,000,000
$11,000,000
$9,000,000
$7,000,000
$5,000,000
$3,000,000
$1,000,000
$(1,000,000)
$(3,000,000)
CAP
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
TSR
(Value of Initial $100 Investment)
$100.34
$111.37
$108.29
$97.84
$87.72
2020
2021
2022
2023
2024
PEO (Tanner)
PEO (Penegor)
Average for Non-PEO NEOs
Company TSR

The Wendy’s Company 2025 Proxy Statement

CAP vs. Net Income
CAP
Net Income ($ in Millions)
$15,000,000
$13,000,000
$11,000,000
$9,000,000
$7,000,000
$5,000,000
$3,000,000
$1,000,000
$(1,000,000)
$(3,000,000)
$250
$200
$150
$100
$50
$0
$117.8
$200.4
$177.4
$204.4
$194.4
2020
2021
2022
2023
2024
PEO (Tanner)
PEO (Penegor)
Average for Non-PEO NEOs
Net Income

CAP vs. Adjusted EBITDA
CAP
Adjusted EBITDA ($ in Millions)
$15,000,000
$13,000,000
$11,000,000
$9,000,000
$7,000,000
$5,000,000
$3,000,000
$1,000,000
$(1,000,000)
$(3,000,000)
$580
$550
$520
$490
$460
$430
$400
$370
$340
$420.1
$467.0
$497.8
$535.9
$543.6
2020
2021
2022
2023
2024
PEO (Tanner)
PEO (Penegor)
Average for Non-PEO NEOs
Adjusted EBITDA

The Wendy’s Company 2025 Proxy Statement

Company TSR and Peer Group TSR
The table below demonstrates the relationship between (i) the Company’s TSR and (ii) the weighted TSR of the Company’s peer group disclosed in footnote (6) to the Pay Versus Performance Table above, beginning on December 27, 2019 (the last trading day of fiscal 2019) and ending on December 27, 2024 (the last trading day of fiscal 2024).

Company TSR vs. Peer Group TSR
TSR
(Value of Initial $100 Investment)
$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
2019
2020
2021
2022
2023
2024
$100.00
$120.08
$147.99
$134.77
$163.00
$186.65
$100.34
$111.37
$108.29
$97.84
$87.72
Company TSR
Peer Group TSR

F
INANCIAL
P
ERFORMANCE
M
EASURES
As described in greater detail under the caption “Compensation Discussion and Analysis,” performance-based pay constitutes the most significant portion of target total direct compensation for the Company’s senior executives, consistent with the Company’s pay-for-performance
philosophy. In our assessment, the financial performance measures selected for use in the 2024 annual cash incentive plan and long-term equity incentive awards represent the most important financial performance measures used by the Company to link CAP to the Company’s NEOs during 2024 to the Company’s performance. These measures include:

•	Adjusted EBITDA;

•	Global Same-Restaurant Sales Growth;

•	Free Cash Flow;

•	Global Systemwide Sales; and

•	Relative Total Stockholder Return (TSR) (the Company’s TSR as compared to the S&P MidCap 400 index)
See “Compensation Discussion and Analysis” for additional details on how each of the financial performance measures listed above were used in the Company’s 2024 executive compensation program.

The Wendy’s Company 2025 Proxy Statement

COMPENSATION OF DIRECTORS

The Company’s compensation program for non-management directors is designed to:

•	Be competitive with companies against which the Company competes for director talent;

•	Encourage and facilitate ownership of our Common Stock by non-management directors; and

•	Take into consideration stockholder views regarding director compensation.

The Compensation and Human Capital Committee has responsibility for reviewing the competitiveness and appropriateness of the compensation program for non-management directors and for approving or making recommendations to the Board of Directors with respect to director compensation. In carrying out its duties, the Compensation and Human Capital Committee reviews the competitive positioning of the Company’s director compensation program on a periodic basis in an effort to maintain the competitiveness of our director compensation program based on evolving market trends.

In May 2024, the Compensation and Human Capital Committee reviewed the continued competitiveness and appropriateness of the director compensation program. As part of this review, the Compensation and Human Capital Committee considered and evaluated the market, industry and peer group data, recommendations and other guidance provided by FW Cook in their competitive analysis. The Compensation and Human Capital Committee also considered other factors, including the design and competitiveness of our director compensation program and the amount of work, responsibilities and time required of Board and committee members.

With respect to the peer group data considered by the Compensation and Human Capital Committee, FW Cook prepared a competitive analysis of the Company’s director compensation program to ensure that the program was providing appropriate levels of compensation. The analysis, which compared the compensation of the Company’s non-management directors against a peer group of 14 restaurant companies, reviewed the design and competitiveness of the Company’s director compensation program. The peers considered were the same industry peer group companies used by the Compensation and Human Capital Committee as one factor in making executive compensation decisions. The Compensation and Human Capital Committee believes that the utilization of the industry peer group aligns our director compensation program with the compensation practices of our peers and supports our ability to attract and retain highly qualified individuals to serve on our Board of Directors.

After consulting with FW Cook, the Compensation and Human Capital Committee approved an increase in the grant date fair value of the annual non-management director restricted stock award from $155,000 to $162,500, effective May 2024, to more closely align the program with market practice and to maintain the program’s competitiveness in attracting and retaining highly qualified directors. In addition, following the appointment of Mr. Winkleblack as Chair of the Board in September 2024, the Compensation and Human Capital Committee, after consulting with FW Cook and evaluating market, industry and peer group data, approved an annual retainer of $150,000 for the Chair, comprised of (i) an additional annual cash retainer of $75,000 and (ii) an additional annual restricted stock award of $75,000.

The components of the Company’s compensation program for non-management directors, reflecting the changes approved by the Compensation and Human Capital Committee in 2024, are described below.

Annual Retainers

•	Each non-management director receives an annual retainer for Board service of $80,000.

•	Beginning in September 2024, the Chair receives an additional annual retainer of $75,000.

•	The Lead Independent Director (if the Chair is not independent) receives an additional annual retainer of $30,000.

•	Each member of the Audit Committee receives an annual retainer of $14,000, and the Audit Committee Chair receives an additional annual chair retainer of $20,000.

•

Each member of the Compensation and Human Capital Committee receives an annual retainer of $10,500, and the Compensation and Human Capital Committee Chair receives an additional annual chair retainer of $12,500.

•	Each member of the Technology Committee receives an annual retainer of $10,500, and the Technology Committee Chair receives an additional annual chair retainer of $12,500.

•

Each member of the Nominating and Corporate Governance Committee receives an annual retainer of $8,000, and the Nominating and Corporate Governance Committee Chair receives an additional annual chair retainer of $10,000.

•

Each member of the Corporate Social Responsibility Committee receives an annual retainer of $8,000, and the Corporate Social Responsibility Committee Chair receives an additional annual chair retainer of $10,000.

  The Wendy’s Company 2025 Proxy Statement  83

Meeting Fees

•

Except as otherwise specifically determined by the Compensation and Human Capital Committee, no meeting fees are paid to members of the Audit Committee, Compensation and Human Capital Committee, Performance Compensation Subcommittee, Corporate Social Responsibility Committee, Nominating and Corporate Governance Committee or Technology Committee. Members of all other Board committees receive a fee of $2,000 for each meeting they attend.

Annual Restricted Stock Awards

•

Each non-management director receives a restricted stock award in connection with his or her initial election and annual re-election to the Board. Each restricted stock award has an annual grant date fair value of $162,500 (plus, beginning in September 2024, an additional $75,000 for the Chair) and vests on the earlier of the first anniversary of the grant date or the date of the Company’s next annual meeting of stockholders, subject to the director’s continued service on the Board on the vesting date.

Non-management directors may elect to receive all or a portion of their annual retainers and meeting fees in shares of Common Stock in lieu of cash. In addition, pursuant to the Company’s 2009 Directors’ Deferred Compensation Plan (the “2009 Directors’ Deferred Compensation Plan”), non-management directors may elect to defer a set percentage or amount of their annual retainers, meeting fees and restricted stock awards into restricted stock units. The restricted stock units represent a contingent right to receive shares of Common Stock and, in the case of a deferral of restricted stock awards, are subject to the same vesting schedule as the underlying restricted stock. Dividend equivalent units accrue on all amounts deferred under the 2009 Directors’ Deferred Compensation Plan. All deferred amounts are payable in shares of Common Stock in a lump sum on the earlier of the director’s termination of Board service, a fixed number of years or the director’s death, as elected by the director at the time of deferral.

2024 DIRECTOR COMPENSATION

The following table summarizes the compensation earned by, or paid or awarded to, the Company’s non-management directors for their Board and Board committee service during 2024. Mr. Tanner, the Company’s President and Chief Executive Officer, and Mr. Penegor, the Company’s former President and Chief Executive Officer, did not receive any additional compensation during 2024 for their respective service as a director and are therefore not included in the table. The compensation paid to Messrs. Tanner and Penegor during 2024 for their service as an executive officer of the Company is set forth in the 2024 Summary Compensation Table.

NAME	FEES EARNED OR PAID IN CASH ($) (1)	STOCK AWARDS ($) (2)		ALL OTHER COMPENSATION ($) (3)		TOTAL ($)

Arthur B. Winkleblack	162,090	215,368	(4)	—		377,458

Nelson Peltz (5)	66,000	317,245	(6)	606,599	(7)	989,844

Peter W. May	123,500	162,500		—		286,000

Matthew H. Peltz	110,500	162,500		—		273,000

Wendy C. Arlin	112,685	162,500		—		275,185

Michelle Caruso-Cabrera	102,000	162,500		—		264,500

Kristin A. Dolan	112,077	162,500		—		274,577

Kenneth W. Gilbert	100,500	162,500		—		263,000

Richard H. Gomez	101,000	162,500		—		263,500

Joseph A. Levato (8)	43,886	—		—		43,886

Michelle J. Mathews-Spradlin	105,901	162,500		—		268,401

Peter H. Rothschild	128,874	162,500		—		291,374

(1)

Consists of: (i) the annual Board retainer; (ii) the annual committee member retainers and additional annual committee chair retainers for the Audit, Compensation and Human Capital, Corporate Social Responsibility,

84  The Wendy’s Company 2025 Proxy Statement

Nominating and Corporate Governance and Technology Committees; (iii) other committee meeting fees; and (iv) with respect to Mr. Winkleblack, a prorated portion of the annual Lead Independent Director retainer and Board Chair retainers (which amounts were prorated accordingly to reflect the fact that Mr. Winkleblack ceased being the Company’s Lead Independent Director when he was appointed Chair in September 2024). For 2024, Messrs. N. Peltz, May and M. Peltz elected to receive payment of their entire annual retainers and meeting fees in shares of Common Stock in lieu of cash, and Ms. Dolan elected to receive payment of a portion of her annual retainer and meeting fees in shares of Common Stock in lieu of cash. The number of shares received in lieu of cash was based on the average of the closing price of our Common Stock for the 20 consecutive trading days immediately preceding the date on which the retainers were otherwise payable.

(2)

The amounts shown represent the grant date fair value of the annual restricted stock awards granted to each of the non-management directors on May 21, 2024 upon their re-election to the Board at the Company’s 2024 annual meeting of stockholders, computed in accordance with FASB ASC Topic 718. Ms. Arlin and Mr. Gilbert elected to defer their entire restricted stock awards into restricted stock units under the 2009 Directors’ Deferred Compensation Plan.

(3)

The Company believes that its non-management directors are important representatives of the Wendy’s brand. As a result, the Company has established a program (the “Wendy’s Director Ambassador Program”) whereby non-management directors may, from time to time, receive a limited number of Wendy’s gift cards, branded apparel and other similar items. All of the Company’s non-management directors participate in the Wendy’s Director Ambassador Program and, to the extent the value of such participation is required to be disclosed under SEC rules, it is included in the “All Other Compensation” column of this table.

(4)

Also includes the grant date fair value ($52,868) of the prorated restricted stock award granted to Mr. Winkleblack in connection with his appointment as Chair of the Board of the Company in September 2024.

(5)

Mr. Peltz resigned from the Board on September 6, 2024 to devote more time to his other board commitments and the future activities of Trian Partners, of which he is Chief Executive Officer and a Founding Partner.

(6)

Also includes the incremental fair value ($154,745) associated with the accelerated vesting of the outstanding annual restricted stock award held by Mr. Peltz on September 6, 2024, his last day of Board service, computed in accordance with FASB ASC Topic 718.

(7)

In connection with Nelson Peltz’s service while he served as our non-executive Chairman, the Board of Directors approved reimbursement to Mr. Peltz for a portion of his security-related expenses which, in accordance with SEC disclosure rules, is reported in the “All Other Compensation” column of this table ($600,000). In connection with this reimbursement, an independent professional security consulting firm provided the Compensation and Human Capital Committee with periodic security assessments regarding Mr. Peltz’s security arrangements, including security concerns arising from outside activity by groups averse and hostile to various practices of the Company and that was directed at Mr. Peltz as a result of his role and profile at the Company. It is the belief of the Compensation and Human Capital Committee that the safety and security of our leadership is of the utmost importance to the Company and its stockholders, particularly with respect to a high-profile Chairman such as Mr. Peltz and his importance to the Company while he served as our Chairman. The amount also includes the value of (i) certain Wendy’s-related items provided to Mr. Peltz as part of the Wendy’s Director Ambassador Program, in which all non-management directors participate, and (ii) a retirement gift upon his resignation from the Board in September 2024.

(8)	Mr. Levato retired from the Board on May 21, 2024 when his term expired at the Company’s 2024 annual meeting of stockholders.

  The Wendy’s Company 2025 Proxy Statement  85

The following table shows, for each non-management director who served on our Board during 2024, the aggregate number of shares of restricted stock and restricted stock units outstanding as of the end of 2024. None of our directors had any outstanding stock options as of 2024 year-end.

NAME	SHARES OF RESTRICTED STOCK OUTSTANDING AS OF 2024 FYE (1)	RESTRICTED STOCK UNITS OUTSTANDING AS OF 2024 FYE

Arthur B. Winkleblack	12,219	—

Nelson Peltz	—	—

Peter W. May	9,108	—

Matthew H. Peltz	9,108	—

Wendy C. Arlin	—	9,513 (2)

Michelle Caruso-Cabrera	9,108	—

Kristin A. Dolan	9,108	—

Kenneth W. Gilbert	—	16,759 (3)

Richard H. Gomez	9,108	—

Joseph A. Levato	—	—

Michelle J. Mathews-Spradlin	9,108	—

Peter H. Rothschild	9,108	—

(1)	Represents the aggregate number of shares of Common Stock underlying the unvested restricted stock awards held by each non-management director as of December 29, 2024.

(2)	Represents the total annual restricted stock awards that Ms. Arlin has elected to defer into restricted stock units under the 2009 Directors’ Deferred Compensation Plan.

(3)	Represents the total annual restricted stock awards that Mr. Gilbert has elected to defer into restricted stock units under the 2009 Directors’ Deferred Compensation Plan.

86  The Wendy’s Company 2025 Proxy Statement

EXECUTIVE OFFICERS

The Company’s executive officers as of the date of this Proxy Statement are identified below.

NAME	AGE	POSITION

Kirk Tanner	56	President and Chief Executive Officer

Kenneth Cook	44	Chief Financial Officer

Liliana M. Esposito	50	Chief Corporate Affairs & Sustainability Officer

John Min	45	Chief Legal Officer and Secretary

Coley O’Brien	51	Chief People Officer

Abigail E. Pringle	51	President, U.S.

Lindsay J. Radkoski	39	Chief Marketing Officer, U.S.

Matthew P. Spessard	42	Chief Information Officer

Suzie Thuerk	43	Chief Accounting Officer

E. J. Wunsch	53	President, International

Additional information concerning the executive officers is provided below, including their respective positions with the Company and prior business experience (other than Mr. Tanner, for whom such information is provided under the caption “Proposal 1—Election of Directors”). Executive officers are elected by the Board of Directors and hold office until the organizational meeting of the Board following the Company’s annual meeting of stockholders next succeeding their election and until their successors are elected and qualified, or until their earlier death, resignation, retirement or removal.

KENNETH COOK

Mr. Cook has served as our Chief Financial Officer since he joined the Company in December 2024. Previously, Mr. Cook worked for 20 years at United Parcel Service, Inc. (“UPS”), where he held a number of financial roles of increasing responsibility, including Head of Financial Planning and Analysis from September 2024 to November 2024, Chief Financial Officer for the U.S. Domestic segment from September 2023 to August 2024, Investor Relations Officer from February 2022 to August 2023, Vice President, Investor Relations from June 2020 to January 2022, Vice President, Assistant Treasurer from April 2017 to May 2020 and Chief Financial Officer, South Asia from 2014 to 2017. Mr. Cook joined UPS in 2004 and also held assignments in multiple departments within UPS Airlines, including aircraft acquisitions, financial planning and analysis and aircraft maintenance finance.

LILIANA M. ESPOSITO

Ms. Esposito joined the Company in June 2014 and has served as our Chief Corporate Affairs & Sustainability Officer since February 2021. She previously served as our Chief Communications Officer from June 2014 to February 2021. Previously, Ms. Esposito worked at Dean Foods Company, where she served as Vice President of Corporate Communications and Public Affairs from January 2012 to March 2014 and Senior Director of Public Affairs from January 2010 to December 2011. Prior to her tenure with Dean Foods, she worked at Mercury Public Affairs, a public strategy firm, where she served as Senior Vice President from January 2008 to January 2010 and Vice President from July 2005 to December 2007. Before joining Mercury Public Affairs, Ms. Esposito served as Public Affairs Manager at Mars, Incorporated from July 2000 to July 2005. Previously, she served as a Senior Associate with Burson-Marsteller, a global public relations and communications firm. Ms. Esposito is a member of the board of directors of Quality Supply Chain Co-op, Inc. (“QSCC”), the independent purchasing cooperative for the Company and Wendy’s system. She is also a

  The Wendy’s Company 2025 Proxy Statement  87

member of the board of trustees of the Mid-Ohio Food Collective and a member of the board of directors of the Ohio Chamber of Commerce. Ms. Esposito previously served as a trustee of the Dave Thomas Foundation for Adoption from January 2015 to December 2022.

JOHN MIN

Mr. Min has served as our Chief Legal Officer and Secretary since he joined the Company in September 2024. Previously, Mr. Min served as Senior Vice President, Chief Legal Officer and Secretary of Kellanova from October 2023 to June 2024 following the separation of Kellogg Company, a global food products company (“Kellogg”), into two companies. Prior to the separation of Kellogg, Mr. Min worked 13 years at Kellogg, where he held several key leadership positions, including Chief Legal Officer Designate from January 2023 to October 2023, General Counsel – Asia, Middle East, and Africa from January 2022 to January 2023, General Counsel – Europe from April 2017 to January 2022, and various corporate legal roles from July 2010 to February 2017. Prior to joining Kellogg, Mr. Min was an associate attorney with the law firm of Jenner & Block LLP from March 2006 to July 2010 and the law firm of Jones Day from September 2004 to March 2006. Mr. Min is a member of the board of directors of QSCC.

COLEY O’BRIEN

Mr. O’Brien joined the Company in May 2007 and has served as our Chief People Officer since March 2018. Previously, he served as our Vice President of Human Resources and Field Capability from August 2013 to December 2017, Vice President of Training from April 2011 to July 2013 and National Director of Operations Training from May 2007 to March 2011. Prior to his tenure with the Company, Mr. O’Brien worked at Sears Holdings Corporation for five years, where he served as Director of Retail Training from 2005 to 2007 and as Manager of Curriculum Development for Sears University from 2002 to 2004. Before joining Sears Holdings Corporation, he was employed from 1999 to 2002 as a Senior Consultant with Arthur Andersen Performance and Learning, a corporate educational institution that developed performance improvement strategies and organizational development opportunities. Mr. O’Brien is certified as a Senior Professional in Human Resources (SPHR) and is an active member of the HR Policy Association. He also serves as a trustee of the Dave Thomas Foundation for Adoption and is a board member of the Women’s Foodservice Forum.

ABIGAIL E. PRINGLE

Ms. Pringle joined the Company in May 2002 and has served as our President, U.S. since June 2024. She previously served as our President, International and Chief Development Officer from June 2019 to June 2024, Chief Global Development Officer and International from October 2018 to June 2019 and Chief Development Officer from December 2014 to October 2018. Ms. Pringle also served as our Senior Vice President of Restaurant Development and Growth Initiatives from July 2013 to December 2014, Senior Vice President of Strategic Initiatives and Planning from April 2012 to June 2013, Vice President of Strategic Initiatives and Planning from November 2008 to March 2012 and Director of Strategic Initiatives and Planning from May 2002 to November 2008. Prior to her tenure with the Company, Ms. Pringle worked from August 1996 to May 2002 for Accenture plc, a global professional services company, where she served as a consultant in the areas of process reengineering, systems implementations, organizational design and change management.

LINDSAY J. RADKOSKI

Ms. Radkoski joined the Company in November 2011 and has served as our Chief Marketing Officer, U.S. since August 2024. She previously served as our Senior Vice President, Chief Marketing Officer, U.S. from March 2023 to August 2024, Vice President – National Marketing from January 2019 to March 2023, Director – Marketing & Innovation Finance from January 2015 to January 2019, Manager – Marketing & Innovation Finance from November 2013 to December 2014 and Manager – Investor Relations from November 2011 to November 2013. Prior to her tenure with the Company, Ms. Radkoski worked at Bob Evans Farms, Inc., where she served in a variety of finance and marketing roles from July 2008 to October 2011.

88  The Wendy’s Company 2025 Proxy Statement

MATTHEW P. SPESSARD

Mr. Spessard joined the Company in June 2020 and has served as our Chief Information Officer since February 2024. He previously served as our Senior Vice President, Global Chief Technology Officer from August 2022 to February 2024, Vice President – Digital and Restaurant Technology from September 2020 to August 2022 and Vice President – Restaurant Technology from June 2020 to September 2020. Prior to his tenure with the Company, Mr. Spessard worked for the Sonic Drive-In brand for six years where he held positions of increasing accountability, including Vice President, Head of Technology from November 2019 to June 2020, Senior Director, Retail Technology and Strategy from June 2018 to October 2019, Senior Director, Implementation from June 2017 to May 2018, Director, Integrated Customer Engagement from July 2015 to May 2017 and Managing Partner from April 2014 to June 2015. Mr. Spessard previously served as Operations Leader for Braum’s Ice Cream & Dairy Stores from December 2011 to April 2014 and as Director of Operations for Church’s Chicken from November 2008 to October 2011. Prior to joining Church’s Chicken, Mr. Spessard worked for Yum! Brands, Inc., serving in various operations and technology leadership roles from May 1999 to October 2008.

SUZIE THUERK

Ms. Thuerk joined the Company in March 2014 and has served as our Chief Accounting Officer since January 2023. She previously served as our Vice President – Accounting from June 2022 to January 2023, Senior Director – Corporate Accounting and Financial Reporting from April 2019 to June 2022, Director – Corporate Accounting from August 2017 to April 2019 and Manager – Financial Planning & Analysis from March 2014 to August 2017. Prior to her tenure with the Company, Ms. Thuerk worked at Bath & Body Works, Inc., where she served as Manager of Financial Planning & Analysis from November 2012 to March 2014, Senior Financial Analyst – Financial Planning & Analysis from July 2011 to November 2012, and Senior Financial Analyst – Financial Reporting from August 2009 to July 2011. Previously, she served as Senior Internal Auditor at L Brands, Inc. (formerly known as Limited Brands, Inc.) from July 2006 to August 2009 and Internal Auditor from August 2005 to July 2006. Ms. Thuerk’s corporate accounting and financial reporting, planning and analysis experience also includes her work in public accounting with PricewaterhouseCoopers LLP, where she served as an Associate from January 2004 to August 2005. Ms. Thuerk is a certified public accountant.

E. J. WUNSCH

Mr. Wunsch has served as our President, International since June 2024. He previously served as the Company’s Chief Legal Officer and Secretary from when he joined the Company in October 2016 until June 2024. Previously, Mr. Wunsch worked for 17 years at The Procter & Gamble Company, where he held several key leadership positions, including Vice President and General Counsel—North America and Go-To-Market and Global Practices from July 2015 to September 2016, Associate General Counsel—Global Baby, Feminine & Family Care and Asia Innovation, Commerce & Brand Equity from September 2013 to July 2015, Associate General Counsel—ASEAN, India, Australia/New Zealand & Asia Developing Markets from August 2011 to September 2013, Assistant Secretary and Associate General Counsel—Corporate, Securities & Employee Benefits from November 2006 to August 2011, and Associate Director and Senior Counsel—M&A/Licensing and Baby, Feminine & Family Care from April 2004 to November 2006, Senior Counsel and Counsel—Corporate, Securities & Employee Benefits from November 2000 to April 2004 and Counsel—Beauty Care from November 1999 to November 2000. Prior to joining The Procter & Gamble Company, Mr. Wunsch was an associate attorney with the Taft Stettinius & Hollister LLP law firm from 1997 to 1999 and a law clerk for the Honorable Richard F. Suhrheinrich from 1996 to 1997.

  The Wendy’s Company 2025 Proxy Statement  89

STOCK OWNERSHIP AND RETENTION GUIDELINES

FOR EXECUTIVE OFFICERS AND DIRECTORS

The Board of Directors, upon the recommendation of the Compensation and Human Capital Committee, adopted the Stock Ownership and Retention Guidelines for Executive Officers and Directors, which are available on our Governance website at www.irwendys.com/esg/governance. The Stock Ownership and Retention Guidelines were adopted by the Board to further align the interests of executive officers and directors with the interests of stockholders and to promote the Company’s commitment to sound corporate governance. A summary of the Stock Ownership and Retention Guidelines is set forth below.

STOCK OWNERSHIP AND RETENTION GUIDELINES FOR EXECUTIVE OFFICERS

The Chief Executive Officer must own an amount of Common Stock equal to at least six times his base salary, and each of the other executive officers must own an amount of Common Stock equal to at least three times his or her base salary. Until an executive officer satisfies the applicable ownership requirement, he or she is required to hold at least 75% of the net shares received upon the exercise of stock options, the vesting of restricted stock or restricted stock units and the payout of performance units. Once the ownership requirement is met, the executive officer must continue to hold at least that number of shares until leaving his or her position with the Company.

STOCK OWNERSHIP AND RETENTION GUIDELINES FOR NON-MANAGEMENT DIRECTORS

Each non-management member of the Board must own an amount of Common Stock equal to at least five times the annual cash retainer payable for Board service. Until a director satisfies the ownership requirement, he or she is required to hold at least 100% of the net shares received upon the exercise of stock options, the vesting of restricted stock or restricted stock units and the payout of performance units. Once the ownership requirement is met, the director must continue to hold at least that number of shares until leaving the Board.

GENERAL PROVISIONS

Because executive officers and non-management directors must retain at least 75% and 100%, respectively, of the net shares received from any exercise of stock options, vesting of restricted stock or restricted stock units and payout of performance units until they satisfy the applicable ownership requirement, there is no set time period for initial satisfaction of the Stock Ownership and Retention Guidelines. In the case of financial hardship or other unusual situations, the ownership requirements may be waived upon the approval of the Compensation and Human Capital Committee and, in the case of executive officers, the Chief Executive Officer.

For stock options, “net shares” means the number of shares of Common Stock received upon exercise of the option, net of any shares used to pay the exercise price and/or applicable taxes upon such exercise. For restricted stock, restricted stock units and performance units, “net shares” means the number of shares received upon the vesting of the restricted stock or restricted stock units or the payout of the performance units, as applicable, net of any shares used to pay applicable taxes upon such vesting.

In addition to shares owned directly by an executive officer or a director, the Stock Ownership and Retention Guidelines provide that shares held in a trust, shares held by immediate family members residing in the same household, shares held in qualified plans, vested shares or share units held in nonqualified plans and unvested time-based restricted stock or restricted stock units will be counted toward satisfaction of the applicable ownership requirement. Performance units that have not yet vested, stock options that have not yet vested and stock options that have vested but have not yet been exercised will not be counted toward satisfaction of the applicable ownership requirement. In addition, shares held by an executive officer or a director in a margin account or otherwise pledged by an executive officer or a director as collateral for a loan will not be counted toward satisfaction of the applicable ownership requirement.

As of the date of this Proxy Statement, none of the Company’s executive officers or directors has pledged any shares of Common Stock.

90  The Wendy’s Company 2025 Proxy Statement

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership as of March 24, 2025 (except as otherwise indicated by footnote) by: (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of our Common Stock (constituting our only class of voting securities); (ii) each of the Company’s directors and director nominees; (iii) each of the Company’s NEOs included in the 2024 Summary Compensation Table; and (iv) all of the Company’s directors and executive officers as a group. The number of shares of Common Stock beneficially owned by our directors and executive officers includes shares that such persons have the right to acquire within 60 days of March 24, 2025, including through the exercise of stock options as shown in the second table below. Except as otherwise indicated by footnote, each person has sole voting power and sole dispositive power with respect to the shares shown in the table.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP		PERCENT OF CLASS BENEFICIALLY OWNED (1)

Nelson Peltz (2)	30,885,891	(3)(4)(5)	15.7%

Peter W. May (2)	30,679,202	(3)(4)(5)	15.6%

BlackRock, Inc. (6)	20,830,013	(6)	10.6%

The Vanguard Group (7)	20,660,960	(7)	10.5%

Trian Fund Management, L.P. (2)	14,943,466	(5)	7.6%

AQR Capital Management LLC (8)	11,120,138	(8)	5.7%

Matthew H. Peltz (2)	441,852	(9)	*

Wendy C. Arlin	13,019	(10)	*

Michelle Caruso-Cabrera	16,712	(11)	*

Kristin A. Dolan	41,829	(12)	*

Kenneth W. Gilbert	44,837	(13)	*

Richard H. Gomez	27,359	(14)	*

Michelle J. Mathews-Spradlin	63,789	(15)	*

Peter H. Rothschild	164,170	(16)	*

Kirk Tanner	73,275	(17)	*

Arthur B. Winkleblack	65,801	(18)	*

Kenneth Cook	—	(19)	—

Abigail E. Pringle	938,891	(20)	*

Lindsay J. Radkoski	85,959	(21)	*

E.J. Wunsch	413,636	(22)	*

Todd. A. Penegor	758,585		*

Gunther Plosch	786,019		*

Directors and current executive officers as a group (20 persons)	33,620,726		17.0%

* Less than 1% of the outstanding shares of our Common Stock.

  The Wendy’s Company 2025 Proxy Statement  91

(1)	All percentages are based upon the number of shares of our Common Stock that were outstanding on March 24, 2025 (196,234,142).

(2)

The principal business address of Nelson Peltz, Peter May and Matthew Peltz is 223 Sunset Avenue, Palm Beach, FL 33480. The principal business address of Trian Fund Management, L.P. (“Trian Partners”) is 280 Park Avenue, New York, NY 10017.

(3)

In July 2004, Nelson Peltz and Peter May entered into a voting agreement pursuant to which they agreed not to vote certain shares of Common Stock held by them or their affiliates without the prior approval of both parties. Accordingly, the information set forth in the table above with respect to Messrs. N. Peltz and May aggregates their respective ownership interests as described in footnote (4).

(4)

In the case of Nelson Peltz, includes: (i) 9,959,519 shares of Common Stock held directly; (ii) 44,169 shares of Common Stock owned by Mr. N. Peltz’s spouse; (iii) 81,104 shares of Common Stock owned by Mr. N. Peltz’s children; (iv) 132,397 shares of Common Stock held by the Peltz 2009 Family Trust, a trust whose trustees are Mr. N. Peltz’s spouse, three of Mr. N. Peltz’s adult children (including Matthew Peltz) and an unrelated person; (v) 195,430 shares of Common Stock owned by the Peltz Family Foundation, a non-profit organization whose trustees are Mr. N. Peltz, Mr. N. Peltz’s spouse and Mr. M. Peltz; (vi) 19,140 shares of Common Stock owned by the Nelson Peltz 2023 Non-Pourover Revocable Trust, a trust whose sole trustee is Mr. N. Peltz; (vii) 5,510,666 shares of Common Stock held directly by Mr. May (including 9,108 restricted shares of Common Stock that may be voted by Mr. May); and (viii) 14,943,466 shares of Common Stock owned by the Trian Entities identified in footnote (5). Mr. N. Peltz disclaims beneficial ownership of the shares of Common Stock held by Mr. N. Peltz’s spouse, Mr. N. Peltz’s children, the Peltz 2009 Family Trust, the Peltz Family Foundation, Mr. May and the Trian Entities.

In the case of Mr. May, includes: (i) 5,510,666 shares of Common stock held directly (including 9,108 restricted shares of Common Stock that may be voted by Mr. May); (ii) 32,910 shares of Common Stock owned by the May Family Foundation, a non-profit organization whose trustees are Mr. May, Mr. May’s spouse and their two adult children; (iii) 9,959,519 shares of Common Stock held directly by Mr. N. Peltz; (iv) 81,104 shares of Common Stock owned by Mr. N. Peltz’s children; (v) 132,397 shares of Common Stock held by the Peltz 2009 Family Trust; (vi) 19,140 shares of Common Stock owned by the Nelson Peltz 2023 Non-Pourover Revocable Trust and (vi) 14,943,466 shares of Common Stock owned by the Trian Entities identified in footnote (5). Mr. May disclaims beneficial ownership of the shares of Common Stock held by the May Family Foundation, Mr. N. Peltz, the Peltz 2009 Family Trust, Mr. N. Peltz’s minor children, the Nelson Peltz 2023 Non-Pourover Revocable Trust and the Trian Entities.

(5)

Based on: (i) information contained in a Schedule 13D/A filed with the SEC on September 6, 2024 by Trian Partners, L.P., Trian Partners Master Fund, L.P., Trian Partners Parallel Fund I, L.P., Trian Partners Strategic Fund-G II, L.P., Trian Partners Strategic Fund-K, L.P., Trian Partners GP, L.P. (the foregoing entities collectively, the “Trian Entities”), Trian Partners, Trian Fund Management GP, LLC (“Trian Management GP”), Trian Partners General Partner, LLC (“Trian GP LLC”), Nelson Peltz, Peter May and Matthew Peltz; (ii) information contained in Form 4s filed with the SEC by the Trian Entities and by Messrs. N. Peltz, May and M. Peltz on or subsequent to September 6, 2024; and (iii) information provided to the Company by Trian Partners.

14,943,466 shares are owned directly by certain Trian Entities that are managed by Trian Partners, an institutional investment manager (and are not held directly by Messrs. N. Peltz or May). Such shares are currently held in the ordinary course of business with other investment securities owned by the Trian Entities in comingled margin accounts with a prime broker, which prime broker may, from time to time, extend margin credit to certain of the Trian Entities, subject to applicable federal margin regulations, stock exchange rules and credit policies. Messrs. N. Peltz and May, by virtue of their relationships to the Trian Entities, Trian Partners, Trian Management GP and Trian GP LLC, may be deemed to beneficially own (as that term is defined in Rule 13d-3 of the Exchange Act) the shares of our Common Stock that are owned by the Trian Entities. Messrs. N. Peltz and May disclaim ownership of such shares for all other purposes.

(6)

BlackRock, Inc. stated in its Schedule 13G/A filed with the SEC on January 24, 2024 that of the 20,830,013 shares of Common Stock beneficially owned, BlackRock, Inc. has sole voting power over 20,061,934 shares and sole dispositive power over 20,830,013 shares. The principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(7)

The Vanguard Group stated in its Schedule 13G/A filed with the SEC on March 11, 2024 that of the 20,660,960 shares of Common Stock beneficially owned, The Vanguard Group has shared voting power over 76,217 shares,

92  The Wendy’s Company 2025 Proxy Statement

sole dispositive power over 20,399,196 shares and shared dispositive power over 261,764 shares. The principal business address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(8)

AQR Capital Management, LLC (“AQR”) stated in its Schedule 13G filed with the SEC on December 30, 2024 that of the 11,120,138 shares of Common Stock beneficially owned, AQR has shared voting power over 11,120,138 shares and shared dispositive power over 11,120,138 shares. The principal business address of AQR is One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830.

(9)

Includes: (i) 114,025 shares of Common Stock held directly (including 9,108 restricted shares that may be voted by Mr. M. Peltz); (ii) 132,397 shares held by the Peltz 2009 Family Trust (of which Mr. M. Peltz is a trustee); and (iii) 195,430 shares held by the Peltz Family Foundation (of which Mr. M. Peltz is a trustee). Mr. M. Peltz disclaims beneficial ownership of the shares owned by the Peltz 2009 Family Trust and the Peltz Family Foundation.

(10)	Includes 9,669 restricted stock units held by Ms. Arlin under the 2009 Directors’ Deferred Compensation Plan, each of which represents a contingent right to receive one share of Common Stock.

(11)	Includes 9,108 restricted shares of Common Stock that may be voted by Ms. Caruso-Cabrera.

(12)	Includes 9,108 restricted shares of Common Stock that may be voted by Ms. Dolan.

(13)	Includes 17,033 restricted stock units held by Mr. Gilbert under the 2009 Directors’ Deferred Compensation Plan, each of which represents a contingent right to receive one share of Common Stock.

(14)	Includes 9,108 restricted shares of Common Stock that may be voted by Mr. Gomez.

(15)	Includes 9,108 restricted shares of Common Stock that may be voted by Ms. Mathews-Spradlin.

(16)	Includes 9,108 restricted shares of Common Stock that may be voted by Mr. Rothschild.

(17)	Does not include 295,896 restricted stock units held by Mr. Tanner, each of which represents a contingent right to receive one share of Common Stock.

(18)	Includes 12,219 restricted shares of Common Stock that may be voted by Mr. Winkleblack.

(19)	Does not include 17,132 restricted stock units held by Mr. Cook, each of which represents a contingent right to receive one share of Common Stock.

(20)	Does not include 26,774 restricted stock units held by Ms. Pringle, each of which represents a contingent right to receive one share of Common Stock.

(21)	Does not include 55,506 restricted stock units held by Ms. Radkoski, each of which represents a contingent right to receive one share of Common Stock.

(22)	Does not include 20,903 restricted stock units held by Mr. Wunsch, each of which represents a contingent right to receive one share of Common Stock.

  The Wendy’s Company 2025 Proxy Statement  93

The beneficial ownership table above includes shares of Common Stock issuable upon the exercise of stock options that are exercisable as of, or will become exercisable within 60 days of, March 24, 2025 by the persons identified in the following table.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES REPRESENTED BY OPTIONS

Peter W. May	—

Matthew H. Peltz	—

Wendy C. Arlin	—

Michelle Caruso-Cabrera	—

Kristin A. Dolan	—

Kenneth W. Gilbert	—

Richard H. Gomez	—

Michelle J. Mathews-Spradlin	—

Peter H. Rothschild	—

Kirk Tanner	—

Arthur B. Winkleblack	—

Kenneth Cook	—

Abigail E. Pringle	726,633

Lindsay J. Radkoski	62,053

E.J. Wunsch	347,371

Todd A. Penegor	—

Gunther Plosch	606,119

Directors and current executive officers as a group (20 persons)	1,634,382

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of our Common Stock, to report their beneficial ownership of our Common Stock, and any subsequent changes in their beneficial ownership, to the SEC. Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any late report or known failure to file a required report during the most recent fiscal year. The Company assists our directors and executive officers in completing and filing their reports. Based solely on a review of the reports furnished to the Company and written representations that no other reports were required, the Company believes that, during 2024, all directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements, with the following exception: a Form 4 reporting the acquisition of dividend equivalent units by Mr. Tanner on March 15, 2024 was filed on March 25, 2024.

94  The Wendy’s Company 2025 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning the Company’s equity compensation plans as of the end of 2024. The 2020 Omnibus Award Plan is currently the only equity compensation plan under which future equity awards may be granted.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (a)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (b)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a)) (c)

Equity compensation plans approved by security holders (1)	9,132,848 Options	$19.4173	11,388,175 (2)
	1,373,416 Performance Units (3)	—
	506,908 Performance Units (4)	—
	593,014 Performance Units (5)	—

	1,614,449 Restricted Stock Units (6)	—

Equity compensation plans not approved by security holders	—	—	—

Total	9,132,848 Options	$19.4173	11,388,175 (2)
	1,373,416 Performance Units (3)	—
	506,908 Performance Units (4)	—
	593,014 Performance Units (5)	—

	1,614,449 Restricted Stock Units (6)	—

(1)	Includes the 2020 Omnibus Award Plan and the 2010 Omnibus Award Plan.

The 2020 Omnibus Award Plan provides for the issuance of stock options, stock appreciation rights, restricted stock awards, restricted stock units, other stock-based awards and performance compensation awards to employees, officers and non-employee directors of the Company and its subsidiaries and affiliates. The 2020 Omnibus Award Plan also permits non-employee directors to elect to receive all or a portion of their director fees in shares of Common Stock in lieu of cash. Under the terms of the 2020 Omnibus Award Plan, (i) shares of Common Stock subject to awards of stock options or stock appreciation rights are counted against the maximum share limit as one share of Common Stock for each share of Common Stock granted and (ii) shares of Common Stock subject to awards other than stock options or stock appreciation rights are counted against the maximum share limit as 2.5 shares of Common Stock for each share of Common Stock granted. As of December 29, 2024, under the 2020 Omnibus Award Plan, options to acquire 6,224,522 shares of Common Stock were outstanding, 2,473,338 performance units were outstanding and 1,614,449 restricted stock units were outstanding.

The 2010 Omnibus Award Plan provided for the issuance of stock options, stock appreciation rights, restricted stock awards, restricted stock units, other stock-based awards and performance compensation awards to employees, officers and non-employee directors of the Company and its subsidiaries and affiliates. The 2010 Omnibus Award Plan also permitted non-employee directors to elect to receive all or a portion of their director fees in shares of Common Stock in lieu of cash. Under the terms of the 2010 Omnibus Award Plan, (i) shares of Common Stock subject to awards of stock options or stock appreciation rights were counted against the maximum share limit as one share of Common Stock for each share of Common Stock granted and (ii) shares of Common Stock subject to awards other than stock options or stock appreciation rights were counted against the maximum share limit as 2.5 shares of Common Stock for each share of Common Stock granted. As of December 29, 2024, under the 2010 Omnibus Award Plan, options to acquire 2,908,326 shares of Common Stock were outstanding, no performance units were outstanding and no restricted stock units were outstanding. No further awards may be granted under the 2010 Omnibus Award Plan.

  The Wendy’s Company 2025 Proxy Statement  95

(2)	Represents the aggregate number of shares available for future issuance under the 2020 Omnibus Award Plan.

(3)

Each performance unit represents the right to receive one share of Common Stock subject to the Company’s achievement of two performance goals based on global systemwide sales and relative total stockholder return during a three-year performance period (January 1, 2024 through January 3, 2027) (including 320,406 performance units that are subject to the Company’s achievement of relative total stockholder return only during the performance period). The number of shares shown as being issuable is based on achieving maximum levels of performance with respect to these awards.

(4)

Each performance unit represents the right to receive one share of Common Stock subject to the Company’s achievement of two performance goals based on free cash flow and relative total stockholder return during a three-year performance period (January 2, 2023 through December 28, 2025). The number of shares shown as being issuable is based on achieving maximum levels of performance with respect to these awards.

(5)

Each performance unit represents the right to receive one share of Common Stock subject to the Company’s achievement of two performance goals based on free cash flow and relative total stockholder return during a three-year performance period (January 3, 2022 through December 29, 2024). The number of shares shown as being issuable is based on achieving maximum levels of performance with respect to these awards.

(6)	Each restricted stock unit represents a contingent right to receive one share of the Company’s Common Stock, subject to continued employment on the applicable vesting date.

96  The Wendy’s Company 2025 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

REVIEW AND APPROVAL OF RELATED PERSON TRANSACTIONS

Pursuant to its written charter, the Audit Committee has responsibility for the review and approval or ratification of all related person transactions where the aggregate amount involved will or may be expected to exceed more than $10,000 in any fiscal year, using appropriate counsel or other advisers as the Committee may deem necessary.

The Company adopted the Related Person Transactions Policy (the “RPT Policy”) which sets forth in writing the procedures for the Audit Committee’s review, approval and ratification of related person transactions. The RPT Policy defines a “related person transaction” as, with limited exceptions, any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company or any of its subsidiaries was, is or will be a participant, (ii) any related person had, has or will have a direct or indirect interest and (iii) the aggregate amount involved will or may be expected to exceed more than $10,000 in any fiscal year. A “related person” is defined as any director, director nominee or officer of the Company, any person who is known to beneficially own more than 5% of the Company’s voting securities, any immediate family member of any of the foregoing persons and any entity in which any of the foregoing persons is employed, is a director, trustee, general partner or principal or holds a similar position or has a 10% or greater beneficial ownership interest. The Company’s legal department is primarily responsible for obtaining information from the applicable related person with respect to a proposed related person transaction and for determining, based on the relevant facts and circumstances, whether the transaction is subject to the RPT Policy. If the transaction is subject to the RPT Policy, the legal department then presents information concerning the transaction to the Audit Committee for review and consideration.

In the course of its review of a proposed related person transaction, the Audit Committee will consider all relevant facts and circumstances, including: (i) the benefits of the transaction to the Company; (ii) the impact of the transaction on the independence of the Company’s directors; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; (v) the terms available to unrelated third parties or to employees generally; and (vi) other facts and circumstances that may bear on the materiality of the transaction under applicable legal and regulatory requirements. The Audit Committee may seek bids, quotes or independent valuations from third parties in connection with assessing any proposed related person transaction.

Pursuant to the RPT Policy, the Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in good faith. If a proposed related person transaction involves any member of the Audit Committee (or an immediate family member of any Audit Committee member), such member would not participate in the review, consideration, approval or ratification of the proposed transaction.

RELATED PERSON TRANSACTIONS

On December 1, 2011, the Company entered into an agreement with Trian Partners and certain of its affiliates, including Nelson Peltz (our former Chairman and Chairman Emeritus) and Peter May (collectively, the “Covered Persons”). Pursuant to the agreement, the Board of Directors, including a majority of the independent directors, approved, for purposes of Section 203 of the Delaware General Corporation Law, the Covered Persons becoming the owners of or acquiring an aggregate of up to 32.5% (subject to certain adjustments set forth in the agreement) of the outstanding shares of our Common Stock, such that no such persons would be subject to the restrictions set forth in Section 203 solely as a result of such ownership.

In 2024, the Company directly contributed $200,000 to the Dave Thomas Foundation for Adoption, a not-for-profit charitable foundation created by Wendy’s founder, Dave Thomas (the “DTFA”). For more than 30 years, the DTFA has been the Company’s signature charitable cause and the Company, its franchisees, suppliers and employees support the DTFA in a number of ways, including charitable contributions, events and in-restaurant campaigns. During 2024, certain of the Company’s executive officers served on the board of trustees of the DTFA.

Ms. Kristin Dolan, a director of the Company, has served as Chief Executive Officer of AMC Networks Inc. (“AMC”) since February 2023. In 2024, the Company purchased approximately $2.0 million of advertising time from a subsidiary of AMC. The Company’s advertising spend with AMC was made in the ordinary course of business and approved on an arm’s-length basis, consistent with the Company’s comparable advertising decisions.

  The Wendy’s Company 2025 Proxy Statement  97

Certain family members and/or affiliates of Mr. Nelson Peltz, our former Chairman and Chairman Emeritus, Mr. May, our Senior Vice Chairman, and Mr. Matthew Peltz, our Vice Chairman, hold minority ownership interests in Yellow Cab Holdings, LLC (“Yellow Cab”), a Wendy’s franchisee that owns and operates 89 Wendy’s restaurants, and/or certain of the operating companies managed by Yellow Cab. During 2024, the Company received approximately $15.4 million in royalty, advertising fund, lease and other payments from Yellow Cab and related entities. In all transactions involving Yellow Cab, the Company’s standard franchisee recruiting and approval processes were followed, no modifications were made to the Company’s standard franchise agreements or related documents, and all deal terms and transaction documents were negotiated and executed on an arm’s-length basis, consistent with the Company’s comparable franchise transactions and relationships.

Each of the foregoing related person transactions described above was reviewed and approved by the Audit Committee in accordance with the terms of its written charter and the RPT Policy.

98  The Wendy’s Company 2025 Proxy Statement

AUDIT COMMITTEE REPORT*

In accordance with its written charter, the Audit Committee oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements and assists the Board of Directors in its oversight of the accounting, audit and financial reporting practices of the Company. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Audit Committee is composed of four members, all of whom satisfy the independence and financial literacy requirements of Nasdaq and Section 10A of the Exchange Act. The Company’s management is responsible for the Company’s financial reporting process and for preparing the Company’s financial statements, and the Company’s outside auditors are responsible for performing an independent audit of such financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and for issuing a report thereon. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to the Committee and on the representations made by management and the independent registered public accounting firm that the Company’s financial statements have been prepared in conformity with GAAP.

In performing its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 29, 2024 with management and Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm. The Audit Committee also discussed with Deloitte those matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including those required by PCAOB Auditing Standard No. 1301. In addition, the Audit Committee, with and without management present, reviewed and discussed the results of Deloitte’s examination of the Company’s financial statements.

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, management is required to prepare a report as to its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 29, 2024, and Deloitte is required to prepare an attestation report with respect to the effectiveness of the Company’s internal control over financial reporting. The Audit Committee reviewed and discussed with management its report regarding its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 29, 2024, and reviewed and discussed with Deloitte its report as to the effectiveness of the Company’s internal control over financial reporting. Management’s report and Deloitte’s report are each included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2024.

The Audit Committee also received from Deloitte the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence. The Audit Committee discussed with Deloitte any relationships that may have an impact on their objectivity and independence and satisfied itself as to Deloitte’s independence. The Audit Committee also considered whether the provision of services by Deloitte to the Company not related to the audit of the Company’s annual financial statements referred to above or to the reviews of the interim financial statements included in the Company’s quarterly reports on Form 10-Q is compatible with maintaining Deloitte’s independence.

Based on the aforementioned review and discussions with management and Deloitte, and subject to the limitations on the role of the Audit Committee and the Audit Committee’s responsibilities described above and in the Audit Committee’s written charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2024.

The Audit Committee:

Wendy C. Arlin, Chair

Michelle Caruso-Cabrera

Peter H. Rothschild

Arthur B. Winkleblack

*

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference into such other filing.

  The Wendy’s Company 2025 Proxy Statement  99

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 on the Company’s Proxy Card)

In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility relating to the engagement of the independent registered public accounting firm and the evaluation of such firm’s qualifications, independence and performance. To execute this responsibility, the Audit Committee annually reviews the qualifications, performance, independence and fees of its independent registered public accounting firm, Deloitte, in making its decision whether to appoint Deloitte for the following year. Following this review, the Audit Committee has determined to appoint Deloitte as the Company’s independent registered public accounting firm to examine the consolidated financial statements of the Company and its subsidiaries for 2025. The members of the Audit Committee and the Board of Directors believe that the continued retention of Deloitte to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders. The Company’s stockholders are being asked to ratify the appointment of Deloitte at the Annual Meeting.

A representative of Deloitte is expected to be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions. If the appointment of Deloitte is not ratified at the Annual Meeting, the Audit Committee may consider, in its sole discretion, the selection of another accounting firm.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table shows the fees billed (or expected to be billed) for professional services rendered by Deloitte for the audit of the Company’s annual financial statements for the fiscal years ended December 29, 2024 and December 31, 2023, and for other services rendered by Deloitte during 2024 and 2023.

FEE CATEGORY	2024	2023
Audit Fees (1)	$2,408,129	$2,355,312
Tax and Tax-Related Fees (2)	64,038	66,733
All Other Fees (3)	24,074	4,074

Total	$2,496,241	$2,426,119

(1)

For both 2024 and 2023, includes fees associated with the integrated audit of the Company’s annual financial statements (including the audit of internal control over financial reporting), the review of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q, stand-alone audits of certain of the Company’s subsidiaries and procedures with respect to U.S. and international franchise disclosure documents. For 2024, also includes fees associated with the filing of a registration statement on Form S-3 and a cloud computing arrangement implementation. For 2023, also includes fees associated with the enterprise resource planning implementation, the organizational redesign and internal controls.

(2)	For both 2024 and 2023, includes fees for professional services related to the preparation of tax credit calculations and the preparation of international income tax returns.

(3)

For both 2024 and 2023, includes the Company’s subscription to Deloitte’s online library of accounting and financial disclosure literature. For 2024, also includes an executive leadership training fee.

As discussed under the caption “Audit Committee Report,” during 2024, the Audit Committee: (i) discussed with Deloitte any relationships that may have an impact on Deloitte’s objectivity and independence; (ii) satisfied itself as to Deloitte’s independence; and (iii) considered whether the provision of services by Deloitte that were not related to the audit of the Company’s annual financial statements or to the reviews of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q was compatible with maintaining Deloitte’s independence.

100  The Wendy’s Company 2025 Proxy Statement

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee adopted the Policy Relating to Pre-Approval of Audit and Permitted Non-Audit Services (the “Pre-Approval Policy”) that requires the Committee to pre-approve all services provided by the Company’s independent registered public accounting firm to the Company and its subsidiaries. In general, predictable and recurring covered services, together with the related fees, may be approved by the Audit Committee on an annual basis. Pre-approval in such circumstances will generally be by reference to classes of covered services, provided that the pre-approval is sufficiently detailed to identify the scope of services to be provided. The Pre-Approval Policy sets forth a list of covered services that may be pre-approved by class on an annual basis. Covered services that are not pre-approved by class must be pre-approved on an individual basis by the Audit Committee.

Under the Pre-Approval Policy, any engagement of the independent registered public accounting firm to perform pre-approved “tax” or “all other” services must be reported by management to the Audit Committee at its next scheduled meeting following the engagement. The total payments that may be made with respect to “tax” or “all other” services that have been pre-approved by class may not exceed $200,000 per year. Once the $200,000 threshold has been met in any year, any additional “tax” or “all other” services (including any additional payments for “tax” or “all other” services that were previously pre-approved) must be pre-approved on an individual basis unless otherwise authorized by the Audit Committee.

Pursuant to the Pre-Approval Policy, the Audit Committee will establish fee levels or limits for covered services that are pre-approved on a class basis not less frequently than annually. Any covered services for which the estimated fees would cause the total fees for that class of services to exceed the applicable fee limit must be specifically approved by the Audit Committee. For services that are approved by the Audit Committee on an individual basis, the Committee will indicate an approval fee level or limit at the time of approval. The Audit Committee periodically reviews a schedule prepared by management showing the fees paid and estimated to be paid to the independent registered public accounting firm during the fiscal year for each covered service that was or is being provided by the firm.

The Pre-Approval Policy permits the Audit Committee to delegate pre-approval authority to one or more of its members, provided that (i) the aggregate estimated fees for any covered service approved by delegates may not exceed $100,000 for any applicable fiscal year and (ii) the aggregate estimated fees for all covered services approved by delegates during any fiscal year may not exceed $1.0 million. Any pre-approval granted by delegates must be reported to the Audit Committee at its next scheduled meeting.

In considering whether to grant pre-approval, the Audit Committee considers the nature and scope of the proposed service in light of applicable legal and regulatory requirements, including the rules and regulations promulgated by the SEC and the PCAOB with respect to auditor independence. The Audit Committee retains discretion to prohibit services that, in its view, may compromise, or appear to compromise, the independence and objectivity of the independent registered public accounting firm.

All of the services provided to the Company by Deloitte during 2024 were pre-approved by the Audit Committee or its delegates in accordance with the terms of the Pre-Approval Policy.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as votes “against” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025.

  The Wendy’s Company 2025 Proxy Statement  101

PROPOSAL 3

ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

(Item 3 on the Company’s Proxy Card)

In accordance with Section 14A of the Exchange Act, we provide our stockholders with the opportunity to cast an annual advisory vote to approve the compensation of our NEOs (also known as a “say-on-pay” vote). We encourage stockholders to read the Compensation Discussion and Analysis in this Proxy Statement, which describes in detail how our 2024 executive compensation program was designed and implemented to achieve our overall compensation objectives. Stockholders also should review the 2024 Summary Compensation Table and other executive compensation tables, notes and narratives in this Proxy Statement, which provide detailed information regarding the compensation of our NEOs for 2024.

Our executive compensation program is designed to support the Company’s business objectives by linking executive compensation to the Company’s attainment of annual and multiyear operating and financial goals, individual performance and the creation of long-term stockholder value. The executive compensation program utilizes a variety of sound compensation governance practices that support the Company’s commitment to protecting stockholder interests.

The primary objectives of our executive compensation program are to:

•   Attract and retain highly qualified executives;

•   Motivate and reward executives for achieving Company and individual performance goals and objectives; and

•   Align the interests of executives with the interests of the Company’s stockholders.

The primary components of our 2024 executive compensation program are described in the following table.

COMPONENT	Purpose

Base Salary	• Attract and retain highly qualified executives by providing a competitive level of fixed cash compensation that reflects the experience, responsibilities and performance of each executive.

Annual Cash Incentives	• Align executive pay with Company performance by motivating and rewarding executives over a one-year period based on the achievement of strategic business objectives.

Long-Term Equity Incentives

• Align the interests of executives with the interests of stockholders and retain highly qualified executives by motivating and rewarding executives to achieve multiyear strategic business objectives.

• Create a direct link between executive pay and the long-term performance of our Common Stock.

Perquisites and Benefits	• Provide limited perquisites and benefits, consistent with competitive market practice.

We believe that our 2024 executive compensation program reflects our pay-for-performance philosophy, is effectively designed and continues to serve the best interests of the Company and our stockholders.

After considering the foregoing information, together with the more detailed information regarding our executive compensation program set forth in this Proxy Statement, the Company proposes that stockholders approve the following resolution:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2024 Summary Compensation Table and the related compensation tables, notes and narratives included in this Proxy Statement for the Company’s 2025 Annual Meeting of Stockholders.

102  The Wendy’s Company 2025 Proxy Statement

The vote on this resolution is advisory, which means that the vote is not binding on the Company, the Board of Directors or the Compensation and Human Capital Committee. However, the Board of Directors and Compensation and Human Capital Committee will carefully review the voting results and, to the extent there is a significant vote in favor of or against our executive compensation program as described in this Proxy Statement, the Compensation and Human Capital Committee will consider whether to implement, or recommend to the Board of Directors the implementation of, any modifications to the Company’s compensation programs and policies in response to such vote.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as votes “against” this proposal. Broker non-votes will not be included in the tabulation of voting results for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR

APPROVAL OF THE ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.

  The Wendy’s Company 2025 Proxy Statement  103

PROPOSAL 4

STOCKHOLDER PROPOSAL REGARDING AN EMISSIONS REDUCTION ASSESSMENT

(Item 4 on the Company’s Proxy Card)

Green Century Capital Management (the “Proponent”) has informed the Company that it intends to present the following stockholder proposal at the Annual Meeting. In accordance with applicable proxy regulations, the Proponent’s resolution and supporting statement are reproduced verbatim below. The Proponent is responsible for the content of its proposal, for which the Company and our Board of Directors do not accept any responsibility. The Proponent has represented to the Company it is, and has been for at least the past three years, beneficial owners of at least $2,000 in market value of the Company’s Common Stock. The address and stock ownership for the Proponent will be furnished promptly upon receipt of any oral or written request to the Secretary at our address stated under the caption “Other Matters—Principal Executive Offices.”

The Board of Directors recommends a vote AGAINST Proposal 4, a stockholder proposal regarding the disclosure of an emissions reduction assessment.

STOCKHOLDER PROPOSAL

WHEREAS: Each 1°C of temperature rise reduces global GDP up to 12%.1 The Intergovernmental Panel on Climate Change (IPCC) advises that greenhouse gas (GHG) emissions must reach net zero by 2050 to avoid exceeding 1.5°C of warming.

The livestock sector accounts for 11-20% of anthropogenic GHG emissions.2 To limit warming to 1.5°C, livestock production emissions must drop by 2030 and absolute livestock numbers must peak globally by 2025.3 A 2023 IPCC Report found that most GHG emissions from beef production cannot be eliminated through existing or anticipated technology. Instead, experts advise reducing production of ruminant meat to lower emissions.4

Wendy’s business is dependent on livestock. Beef alone accounts for nearly 50% of Wendy’s GHG emissions.5 Although Wendy’s is committed to reducing the emissions intensity of purchased goods and services, including livestock, by 55% by 2030 and achieving climate neutrality in the beef value chain by 2040, it has not disclosed a roadmap for reaching these targets.6

This omission exposes Wendy’s to material risks:

•

Supply chain risk: Physical and transition impacts of climate change are projected to cause losses of $1.3 trillion by 2030 for 40 of the world’s largest livestock companies, including Tyson and JBS.[7] Tyson and JBS are major Wendy’s meat suppliers.[8] Wendy’s 10-K also acknowledges climate change may increase raw material costs. Continued livestock dependency may narrow margins.

•

Competitive risk: Alternative proteins offer the highest emissions savings per dollar of invested capital of any industry,[9] and competitors including Burger King offer alternative protein options in every U.S. restaurant.[10] Nevertheless, alternative proteins are absent from Wendy’s U.S. climate strategy.

[1]	https://www.weforum.org/agenda/2024/06/nature-climate-news-global-warming-hurricanes/
[2]	https://journals.library.columbia.edu/index.php/cjel/article/view/12548/6197, 151-152
[3]	https://animal.law.harvard.edu/wp-content/uploads/Paris-compliant-livestock-report.pdf, 4, 6, 9-10
[4]	https://www.ipcc.ch/report/ar6/syr/downloads/report/IPCC_AR6_SYR_LongerReport.pdf, 60, 88
[5]	https://prod.wendys.com/sites/default/files/2023-11/The%20Wendy%27s%20Company-CDP%20Climate%20Change%20Questionnaire%202023.pdf
[6]	https://www.wendys.com/blog/wendysr-square-deal-blog/wendys-2024-corporate-responsibility-progress-update-across-food;
https://www.wendys.com/sites/default/files/2024-05/Wendys-2023-Corporate-Responsibility-Report.pdf, 19
[7]	Coller FAIRR Climate Risk Tool
[8]	https://www.foxbusiness.com/lifestyle/jbs-meat-stores-sold-name-brand;
https://www.wendys.com/blog/wendys-awards-innovative-supply-chain-leaders
[9]	https://www.bcg.com/publications/2023/taking-alternative-protein-trends-mainstream
[10]	https://vegnews.com/impossible-whopper-five-year-anniversary-burger-king

104  The Wendy’s Company 2025 Proxy Statement

•

Legal risk: The New York Attorney General sued JBS, alleging that JBS’s net zero commitment is misleading because it is incompatible with JBS’s plans to increase beef production.[11] Tyson faces a lawsuit alleging that its “climate-smart beef” labeling and emissions goals are false marketing.[12] Because Wendy’s emissions targets are dependent on emissions reductions by JBS and Tyson, its goals may be similarly misleading.

Resolved: Shareholders request that Wendy’s, at reasonable expense and omitting proprietary information, disclose an assessment of whether its current climate transition plans and related resource commitments can reasonably achieve its 2030 and 2040 emissions reduction targets, or whether additional plans or commitments are necessary.

Supporting Statement: The essential purpose of this proposal is to elicit quantitative, forward-looking disclosures demonstrating whether Wendy’s policies and actions can be reasonably expected to achieve its emissions reduction targets. In developing these disclosures, proponents recommend, at management discretion:

•	Quantifying the emissions reduction impact of each of Wendy’s current climate strategies;

•	Assessing whether Wendy’s livestock dependency will make its climate targets unachievable;

•	Integrating quantitative, timebound protein diversification targets.

BOARD RECOMMENDATION

The Board of Directors recommends a vote AGAINST this proposal.

The Board has carefully considered this proposal and does not believe it is in the best interests of the Company or our stockholders. As described below, we (i) have committed to significant reductions in Scope 1, 2 and 3 greenhouse gas (“GHG”) emissions, (ii) have taken meaningful steps to reduce emissions and mitigate our climate impact and (iii) already report transparently on our progress and plans with respect to our climate-related goals, and have committed to continue this disclosure practice as we make progress against our goals.

Wendy’s has committed to significant reductions in Scope 1, 2 and 3 greenhouse gas emissions.

“Good Done Right” is Wendy’s commitment to “Do the Right Thing”. We are focused on critical areas of our business, including the Footprint pillar of our corporate responsibility strategy, where we are focused on delivering more with less environmental impact. Wendy’s embraces our role and responsibility in mitigating our climate impact and, as a result, we have devoted significant time and resources to these strategies. In 2021, we announced a goal of setting a science-based target by the end of 2023 to benchmark, track and reduce our Scope 1, Scope 2 and Scope 3 GHG emissions. We were proud that in early 2023, nearly a year ahead of schedule, we were able to set our near-term science-based targets, which were validated by the Science Based Targets initiative (“SBTi”), underscoring our commitment to transparency and mitigating our climate impact. Compared to a 2019 base year, by 2030, our initial goals were to reduce our: (i) absolute Scope 1 and 2 GHG emissions by 47%; (ii) Scope 3 GHG emissions intensity by 47% per metric ton of purchased goods; and (iii) Scope 3 GHG emissions intensity by 47% per franchise restaurant.

Furthermore, as part of the Company’s commitment to meet the evolving requirements under the SBTi, we recently updated our emissions reduction targets for the goods and services we purchase, and from our franchisees. Compared to a 2019 base year, by 2030, our updated goals are now to reduce our Scope 3 GHG emissions intensity by 55% per metric ton of purchased goods, and Scope 3 GHG emissions intensity by 55% per franchise restaurant. In addition, we also recently updated our science-based targets that are focused on Scope 3 emissions reductions to incorporate our new Forest, Land and Agriculture (FLAG) target. Recognizing that commodity production plays a significant role in deforestation, we have now committed to reducing absolute forest, land and agriculture emissions by 33.3% by 2030 from a 2019 base year, across both FLAG emissions and removals. We have also committed to no deforestation across our primary commodities most at risk of deforestation, which we have identified as beef, fiber associated with paper packaging, palm oil and soy, with a target date of December 31, 2025. SBTi has validated our new and updated goals.

Setting our science-based target was a multi-year process, and we have worked diligently to ensure we met the SBTi’s criteria for timeframe, emissions coverage and ambition. As described in greater detail below, since initially committing to set a science-based target in accordance with SBTi requirements, we have continually done the work to detail our plans for meeting our goals, and reported on our progress in doing so. Our Scope 1 and 2 target aims to reduce emissions within Company operations at a pace consistent with keeping warming below 1.5° Celsius, which is the most

[11]	https://ag.ny.gov/sites/default/files/court-filings/jbs-complaint.pdf, 32
[12]	https://www.nytimes.com/2024/09/18/climate/tyson-beef-climate-lawsuit.html

  The Wendy’s Company 2025 Proxy Statement  105

ambitious designation available through the SBTi’s validation process. Our Scope 3 targets focus on addressing indirect emissions from purchased goods in our supply chain and downstream emissions in our franchise restaurants, and are aligned to SBTi’s well below 2° Celsius criteria.

Wendy’s has taken meaningful steps to reduce emissions and mitigate our climate impact.

As described in more detail below, over the last several years, Wendy’s has committed to and taken meaningful steps to reduce emissions and mitigate our climate impact.

As reported in our most recent Corporate Responsibility Report (published in May 2024), in 2023, we reduced Scope 1 and 2 emissions by 26% compared to our 2019 base year. With respect to Scope 3 emissions, franchisee emissions decreased by an average of 11% per restaurant, and emissions from purchased goods and services increased by 1% per metric ton of goods purchased, both from our 2019 baseline.13 The reductions in Scope 1 and 2 emissions, as well as the reduction in franchisee emissions, were driven by energy efficiency projects, including: (i) the Wendy’s Energy Challenge (which includes our Company-operated restaurants, and invites our restaurants in the United States and Canada to benchmark, measure and report their energy consumption and implement energy efficiency initiatives that help them achieve cost savings and reduce overall emissions); (ii) community solar projects (based on our ongoing analysis to evaluate opportunities and challenges such as cost, risk, complexity, scalability and impact, we continue to find that sourcing renewable energy from community solar facilities offers the most benefits for our restaurants at this time); (iii) the Better Buildings Challenge (our participation in the Challenge has been a critical component of our energy efficiency efforts and franchise restaurants in the United States can also join the Challenge as part of their enrollment in the Wendy’s Energy Challenge and formally commit to energy reductions and measure their progress against a baseline); and (iv) our new restaurant design standard, Global Next Gen, which use right-sized building elements to decrease energy usage and costs.

In addition, with respect to advancing beef sustainability, in 2016, Wendy’s joined the U.S. Roundtable for Sustainable Beef (USRSB), and has since played an active role in discussions about the sustainability of the U.S. beef industry and contributed to the initiative’s U.S. Beef Sustainability Framework. In 2022, the USRSB announced a set of voluntary industry goals and sector-level targets designed to provide clear priorities for action, with a notable goal of working to achieve climate neutrality for the U.S. beef supply chain by 2040. As a member of the Foodservice & Retail sector of the USRSB, Wendy’s is expected to align to their sector-specific targets. Furthermore, in 2022, we also engaged The Nature Conservancy (TNC), a global environmental nonprofit, for a better view on beef sourcing and to help us shape the responsible sourcing program for Wendy’s beef. As part of this project, TNC provided recommendations on sourcing criteria, certification programs, ways to engage suppliers and thoughts on how to scale our program. When we published our responsible sourcing expectations for U.S. and Canadian suppliers in our 2022 Corporate Responsibility Report, we included an expectation that all in scope suppliers demonstrate GHG emissions reduction and, for beef suppliers specifically, alignment to the USRSB framework, or the Canadian Roundtable for Sustainable Beef (CRSB) framework, of which we are also a member. During 2024, we directly engaged our suppliers in scope of our responsible sourcing program to relay these expectations and provide recommendations on how they could best align with the expectations.

Wendy’s reports transparently on our progress and plans with respect to our climate-related goals, and has committed to continue this disclosure practice as we make progress against our goals.

We are committed to transparent disclosure of our progress towards our climate-related goals and other key areas regarding the Footprint pillar of our corporate responsibility strategy. We regularly publish updates on our progress, including as part of our annual Corporate Responsibility Report, which provides our stockholders with the information they need to assess our performance and progress. We also report climate data to CDP (formerly called the Carbon Disclosure Project) on an annual basis, including reporting across all three CDP dimensions of climate, forests and water in 2024, which reinforces our commitment to transparency throughout our corporate responsibility journey. We also recognize leading ESG reporting standards such as the Global Reporting Initiative (GRI) and Sustainability Accounting Standards Board (SASB) and strive to embed their principles and frameworks throughout our public disclosures. Our annual Corporate Responsibility Report includes reporting indices reflecting disclosures against these standards.

As reflected in the graphic below, which was included in our most recent Corporate Responsibility Report, we have already disclosed prospective operational and supply chain actions to reduce GHG emissions in line with our goal. We continue to explore new ways to reduce our emissions footprint.

[13]	We expect to publish our 2024 Corporate Responsibility Report in April 2025, which will report 2024 emissions data across Scope 1, 2 and 3.

106  The Wendy’s Company 2025 Proxy Statement

Energy Efficiency

- Improving energy efficiency with new equipment retrofite and upgrades
- Leveraging Wendy's more efficient *Global Next Gen* design standard for new builde
- Engaging franchisees to reduce emissions through the Wendy's Energy Challenge
- Reducing fuel use in Wendy's Company-operated fleet

Purchasing Practices

- Updating procurement and operational policies and considering sustainability in procurement decisions
- Collaborating with suppliers, in scope for Wendy's responsible sourcing goal, to identify ways to reduce emissions or sequester carbon in their operations and shared supply chain

Low-GWP Refrigerants

- Transitioning to refrigerante with a lower global warming potential (GWP)

Agriculture

- Exploring place-based projects that assist suppliers in adopting more climate-friendly practices and are tailored to local and/or regional ecosystems
- Evaluating projects to reduce emissions in grazing and feeding, while maintaining or improving animal welfare

Renewable Energy

- Identifying projects that enable a renewable energy transition
- Developing a renewable electricity procurement strategy across System operations

In addition, Wendy’s plans to share more information about our climate action and resiliency plans in 2025. In our upcoming Corporate Responsibility Report, to be published in April 2025, we expect to share the results of our deforestation risk assessment and resulting action plans by aligned commodity, as well as information about Wendy’s assessment of our emissions hot spot categories and pathways available for emissions reduction as we scale emissions reduction activities in our supply chain. Furthermore, later in 2025, we intend to publish a climate resiliency report, aligned to the framework of the Task Force on Climate-Related Financial Disclosures (TFCD), sharing climate-related information on governance, strategy, risk management and metrics and targets.

Throughout our engagement with the Proponent, including prior to the submission of this proposal, we informed it of these plans to provide additional details about our climate action and resiliency plans in 2025. Nevertheless, the Proponent expressed its desire for the proposal to be voted on by stockholders at the Annual Meeting. While we acknowledge and appreciate the Proponent’s interest in our ability to achieve our emissions reductions targets, we believe the Proponent is also utilizing this proposal to direct the Company’s future business strategies by suggesting the specific methods, which may not reflect actual consumer preferences, through which it would like to see us achieve our targets, including the adoption of non-meat alternative proteins into our menu by “[i]ntegrating quantitative, timebound protein diversification targets.”

As described earlier, the Company has devoted significant time and resources to ensuring we meet our goals of delivering more with less environmental impact, and the Company believes that it is best positioned to determine the best path forward to achieve our targets within the context of our business and consumer base. As a result, the Board of Directors believes that acting on this proposal would divert management’s time and resources to focus on even more reporting regarding our plans to accomplish our goals, rather than focusing on the actions that will help us accomplish those goals.

Finally, our Board of Directors remains committed to helping us achieve our climate-related goals. The Board, through its Corporate Social Responsibility Committee, regularly reviews the Company’s climate-related goals, strategies and progress, and discusses ways in which the Company could further improve its progress.

For the reasons set forth above, the Board believes that the requested report would be a duplicative, non-productive use of our resources that would not provide additional value to the Company or its stockholders.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as votes “against” this proposal. Broker non-votes will not be included in the tabulation of voting results for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.

  The Wendy’s Company 2025 Proxy Statement  107

PROPOSAL 5

STOCKHOLDER PROPOSAL REGARDING WORKER-DRIVEN SOCIAL RESPONSIBILITY

(Item 5 on the Company’s Proxy Card)

The Franciscan Sisters of Allegany, NY (the “Proponent”) has informed the Company that it intends to present the following stockholder proposal at the Annual Meeting. In accordance with applicable proxy regulations, the Proponent’s resolution and supporting statement are reproduced verbatim below. The Proponent is responsible for the content of its proposal, for which the Company and our Board of Directors do not accept any responsibility. The Proponent has represented to the Company that it is, and has been for at least the past three years, a beneficial owner of at least $2,000 in market value of the Company’s Common Stock. The address and stock ownership for the Proponent will be furnished promptly upon receipt of any oral or written request to the Secretary at our address stated under the caption “Other Matters—Principal Executive Offices.”

The Board of Directors recommends a vote AGAINST Proposal 5, a stockholder proposal regarding worker-driven social responsibility.

STOCKHOLDER PROPOSAL

RESOLVED: Shareholders request The Wendy’s Company (“Wendy’s”) publish a report evaluating how implementing worker-driven social responsibility (WSR) principles and supporting binding agreements would impact Wendy’s ability to identify and remediate human rights issues in sourcing produce.

WHEREAS: Many corporations have developed corporate social responsibility (CSR) programs in response to heightened scrutiny over exploitative and unsafe conditions in global supply chains. However, evidence demonstrates that CSR approaches often fail to identify or remedy persistent rights abuses such as wage theft, health and safety violations, and gender-based violence.1

Reports of modern-day slavery and perilous conditions continue to emerge, including among suppliers certified by ethical sourcing certification schemes frequently used in CSR approaches. For example, an investigation of berry and tomato farms in Mexico certified by Fair Trade USA and Equitable Food Initiative found evidence of rampant human rights violations, as well as indicators of forced labor.2

Agricultural operations, including in the US, present a high risk of human rights abuses and expose companies like Wendy’s to increased risks of operational disruptions, legal liability, and reputational harm.3 Wendy’s has been silent on whether or not it sources—through its reported supplier, Mastronardi—from growers subject to an October 2021 import ban by Customs and Border Protection due to forced labor.4

In 2021, 95% of Wendy’s shareholders overwhelmingly supported a resolution calling on Wendy’s to specifically disclose how it protects workers in its supply chain from human rights violations.5 In response, Wendy’s released a report in December 2021, which Investor Advocates for Social Justice reviewed and concluded did not meaningfully respond to the shareholder concerns and reaffirmed that Wendy’s continued to disregard human rights in its food supply chain.6 The Company’s Code of Conduct for Suppliers indicates suppliers’ employees should report grievances directly to the supplier, raising the risk of retaliation.7

[1]	https://www.msi-integrity.org/not-fit-for-purpose/;
https://www.vox.com/future-perfect/357989/worker-driven-social-responsibility-corporate-ethics-consumers
[2]	https://static1.squarespace.com/static/5810dda3e3df28ce37b58357/t/
65380365b86b180f057f6c20/1698169715394/Certified+Exploitation+Oct+2023.pdf
[3]	https://www.dol.gov/newsroom/releases/whd/whd20230202-2;
https://www.axios.com/pro/retail-deals/2024/08/16/forced-labor-agriculture-food-retail-supply-chain
[4]	https://www.cbp.gov/newsroom/national-media-release/cbp-issues-withhold-release-order-tomatoes-produced-farm-mexico;
https://www.latimes.com/california/story/2021-12-31/u-s-blocks-tomato-shipments-from-mexican-farms-accused-of-abusing-workers
[5]	https://www.iccr.org/shareholders-calling-human-rights-protections-essential-food-chain-workers-prevail-wendys-annual/
[6]	https://ciw-online.org/wp-content/uploads/20220308-Shareable-Digital-FFP-Advisory-and-Appendix-1.pdf
[7]	https://www.wendys.com/sites/default/files/2018-04/2017%20Wendy%27s%20Supplier%20Code%20of%20Conduct_FINAL.pdf

108  The Wendy’s Company 2025 Proxy Statement

WSR principles were developed to protect workers’ rights, in response to the failures of CSR approaches.8 Recognized as the gold standard for human rights enforcement programs,9 WSR initiatives are led by workers, include binding agreements between workers and brands, and ensure independent monitoring. They also support timely and effective reporting of harms through grievance mechanisms and worker participation in the design and provision of remedy.10 Companies incorporating WSR may benefit from improved employer-employee and buyer-supplier relationships, better data on program effectiveness within the supply chain, and quicker identification and resolution of human rights risks in the supply chain.11

Unlike many of Wendy’s peers—who have taken steps to improve conditions for workers and remediate rights violations by employing WSR approaches such as the Fair Food Program—Wendy’s has failed to implement WSR approaches.12 The requested WSR evaluation would better position Wendy’s to understand gaps in its efforts to mitigate legal, reputational, and human rights risks in its supply chain.

BOARD RECOMMENDATION

The Board of Directors recommends a vote AGAINST this proposal.

The Board has carefully considered this proposal and does not believe it is in the best interests of the Company or our stockholders. As described below, this proposal would be a duplicative and unnecessary use of our resources and would not provide any meaningful benefit to our stockholders because (i) our existing policies and practices reflect our expectations regarding the treatment of supply chain workers and (ii) we provide transparent disclosure regarding how we promote social responsibility and human rights across our operations.

Wendy’s existing policies and practices reflect our expectations regarding the treatment of supply chain workers.

The Company is strongly committed to promoting social responsibility and human rights across our operations and supply chain. The Company takes human rights and labor practices issues seriously and expects the same from our suppliers. For nearly a decade, the Company has published its Code of Conduct for Suppliers to Wendy’s (the “Code”) that applies to significant suppliers of products to Wendy’s restaurants. This includes suppliers contractually managed by Quality Supply Chain Co-op, Inc. (“QSCC”), the independent purchasing cooperative that oversees Wendy’s supply chain in the United States and Canada, and other major Company suppliers regardless of whether they are contractually managed by QSCC. The Code represents a codification of Wendy’s “way of doing business” and a pledge, with our suppliers, to work toward continuous improvement in all aspects of our supply chain. The Code provides transparency regarding our expectations of Wendy’s suppliers, as well as the consequences for noncompliance, which may include termination in certain circumstances. The Code, together with our strong relationships with suppliers, reflects our expectations on a variety of topics, including the treatment of supply chain workers, as highlighted below.

•

The Code demonstrates our belief in the importance of incorporating human rights principles in the supply chain. The Code addresses key human rights expectations relating to supply chain compliance in connection with our business, including with respect to (i) hiring practices, (ii) minimum age requirements and child labor, (iii) a healthy and safe work environment, (iv) housing conditions, (v) voluntary employment, (vi) working hours and time off, (vii) wages and benefits, (viii) protection from discrimination and harassment, (ix) freedom of association and (x) labor practices reviews for certain suppliers. The Code urges suppliers to conduct their own audits and inspections to ensure compliance with the Code and applicable legal and contractual standards, and suppliers are expected to document all audit results. Suppliers, and their suppliers and contractors, are also expected to comply with applicable local, state/provincial and federal laws and regulatory requirements as part of responsible business operations, including applicable employment, immigration, civil rights, antidiscrimination, food safety, animal welfare, environmental and other laws and regulations.

[8]	https://wsr-network.org/what-is-wsr/statement-of-principles
[9]	https://www.msi-integrity.org/wp-content/uploads/2020/07/MSI_INSIGHT_1.FINAL_FORWEBSITE.pdf
[10]	https://fairfoodprogram.org/; https://electronicswatch.org/new-worker-driven-remedy-principles_2635094.pdf
[11]

https://www.cambridge.org/core/journals/business-and-human-rights-journal/article/overlooked-advantages-of-the-independent-monitoring-and-
complaint-investigation-system-in-the-workerdriven-social-responsibility-model-in-us-agriculture/B2FA243E5ACD6F4CBEBCDF0C500BFC4A

[12]	https://fairfoodprogram.org/partners/

  The Wendy’s Company 2025 Proxy Statement  109

•

The vast majority of suppliers for the Wendy’s system are based in the United States and Canada and are already subject to a wide array of employment and labor laws and regulations. The Wendy’s system includes over 7,200 franchise and Company-operated restaurants globally, with almost 90% located in the United States and Canada. Several hundred suppliers are approved to supply the Wendy’s system, and the vast majority of those suppliers are also located in the United States and Canada, which reflects the footprint of our restaurants. As a result of being domiciled in the United States and Canada, these suppliers are already subject to a wide array of employment and labor laws and regulations that are in effect in the United States and Canada. We also expect suppliers with international operations to act in accordance with applicable local standards and globally recognized frameworks of the United Nations and the International Labor Organization (ILO), and we encourage suppliers to respect these human rights and labor declarations as part of their business practices. Furthermore, our contracts with our suppliers generally include requirements to comply with applicable laws.

•

Wendy’s has invested significant time and resources in maintaining strong relationships with suppliers who exemplify the Company’s core values and ethical principles. The Company’s supplier relationships have been developed over an extensive period of time and the processes and practices for vetting, contracting with, and monitoring suppliers are comprehensive and detailed. As a condition of doing business with the Wendy’s system, each supplier is expected to annually reaffirm their receipt and understanding of the Code and the specific expectations outlined in the Code. In addition to the provisions of the Code that apply to all relevant suppliers, we employ a risk assessment model and reserve the right to require additional review and/or assurances as appropriate. For instance, we require suppliers of hand-harvested fresh produce to provide us with third-party reviews and assurances around human rights and labor practices. For purposes of these third-party reviews, we have evaluated and subsequently authorized several human rights and labor practice frameworks that are generally consistent with the expectations set forth in the Code. Some of the certifications more commonly used today include the Equitable Food Initiative, SA8000, and SEDEX/SMETA.

•

The Code outlines a robust reporting process. The Code also clearly establishes the expectation that each supplier should have a process in place for their employees to submit anonymous concerns and grievances to the supplier’s management. As part of this grievance process, suppliers are also expected to record, file and address concerns, as appropriate. Moreover, although we believe our suppliers are typically best equipped to address and remedy employee concerns that may arise within their own organizations, the Code also provides that suppliers and their employees can report business ethics concerns to Wendy’s toll-free, 24-hour compliance hotline. The Code also prohibits workplace retaliation and expects suppliers to have a no-retaliation policy that provides supplier employees with the opportunity to ask questions or raise concerns with their leadership without fear or concern of retaliation.

Wendy’s provides transparent disclosure regarding how it promotes social responsibility and human rights across our supply chain.

The Company’s website features a Supply Chain Practices page that describes the Code’s expectations for suppliers related to appropriate human rights and labor practices. This page also explains that, from time to time, we have been asked by certain stakeholders about participation by Wendy’s and our suppliers in the Fair Food Program, which the Proponent specifically refers to in its supporting statement as an appropriate worker-driven social responsibility principle. As already disclosed, Wendy’s considers the Fair Food Program to be an acceptable assurance framework that would meet the Code’s requirements regarding ensuring compliance with the Code. However, at the present time, none of our suppliers use the Fair Food Program framework. As the Company has previously shared, since 2019, we have been sourcing tomatoes for our North America restaurants exclusively from indoor, hydroponic greenhouses. Our understanding is that the Fair Food Program operates in the outdoor, field-grown tomato sector. Beyond the Fair Food Program, the proponent’s references to the principles of “worker-driven social responsibility” are vague and indefinite such that we do not believe our stockholders would derive any meaningful benefit from such a report.

Furthermore, Wendy’s United Kingdom subsidiary has also published its Modern Slavery Statement, which describes Wendy’s commitment to human rights and ethical behaviors and states that our U.K. operations do not enter into business with any organization that knowingly supports or is found to involve itself in slavery, servitude and compulsory labor.

For the reasons set forth above, the Board believes that the requested report on worker-driven social responsibility would be a duplicative and unnecessary use of our resources and would not provide any meaningful benefit to our stockholders.

110  The Wendy’s Company 2025 Proxy Statement

REQUIRED VOTE

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as votes “against” this proposal. Broker non-votes will not be included in the tabulation of voting results for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.

  The Wendy’s Company 2025 Proxy Statement  111

PROPOSAL 6

STOCKHOLDER PROPOSAL REGARDING SINGLE-USE PLASTICS

(Item 6 on the Company’s Proxy Card)

As You Sow, on behalf of the As You Sow Foundation Fund and Frances L. Bell T/W fbo Frances de Freitas (collectively, the “Proponent”) has informed the Company that it intends to present the following stockholder proposal at the Annual Meeting. In accordance with applicable proxy regulations, the Proponent’s resolution and supporting statement are reproduced verbatim below. The Proponent is responsible for the content of its proposal, for which the Company and our Board of Directors do not accept any responsibility. The Proponent has represented to the Company that the stockholders it represents are, and have been for at least the past three years, beneficial owners of at least $2,000 in market value of the Company’s Common Stock. The address and stock ownership for the Proponent will be furnished promptly upon receipt of any oral or written request to the Secretary at our address stated under the caption “Other Matters—Principal Executive Offices.”

The Board of Directors recommends a vote AGAINST Proposal 6, a stockholder proposal regarding the issuance of a report on single-use plastics.

STOCKHOLDER PROPOSAL

WHEREAS: Without immediate and sustained new commitments throughout the plastics value chain, annual flows of plastics into oceans could nearly triple by 2040.1

The growing plastic pollution crisis poses increasing risks to Wendy’s. Corporations could face an annual financial risk of approximately $100 billion should governments require them to cover the waste management costs of packaging they produce.2 Governments around the world are increasingly enacting such policies, including five new state laws that impose fees on corporations for single-use plastic (SUP) packaging.3 The European Union has banned ten SUP pollutants and taxed some non-recycled plastic packaging.4 A French law requires 10% of packaging be reusable by 2027 and Portugal requires 30% reusable packaging by 2030.5 Additionally, consumer demand for sustainable packaging is increasing.6

Pew Charitable Trusts’ groundbreaking study, Breaking the Plastic Wave (“Pew Report”), concluded that improved recycling alone is insufficient to address plastic pollution—instead, recycling must be coupled with reductions in use, materials redesign, and substitution.7 The Pew Report finds that reducing plastic use is the most viable solution from environmental, economic, and social perspectives.8

Wendy’s is part of a “to go” packaging culture, contributing to plastic pollution of land and water. Competitors McDonald’s and Yum! Brands both acknowledge that reusables will play a role in their future packaging use, each company committing to evaluate and report on the opportunities posed by switching to reusable packaging, including its impacts related to SUP, other single-use packaging, and the environment.9

Our Company states it is committed to recyclable, compostable, and reusable packaging by 2026 yet reports just 73% progress towards this goal and does not report on what percentage, if any, of its packaging is delivered in reusables.10

Nearly 100 additional consumer goods and retail companies have committed to taking meaningful action towards permanent adoption of reusables and absolute cuts to the use of plastic packaging.11

Our Company could avoid regulatory, environmental, and competitive risks by adopting a comprehensive approach to researching and adopting reusable packaging.

[1]	https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.4
[2]	https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.9
[3]	https://www.packworld.com/sustainable-packaging/recycling/article/22922253/ameripen-shares-key-lessons-from-early-epr-adopters
[4]	https://environment.ec.europa.eu/topics/plastics/single-use-plastics_en
[5]	https://www.greenpeace.org/international/story/51843/plastics-reuse-and-refill-laws
[6]	https://www.shorr.com/resources/blog/the-2022-sustainable-packaging-consumer-report/
[7]	https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.9
[8]	https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.10
[9]	https://www.asyousow.org/press-releases/2023/3/16/mcdonalds-publish-report-reusable-packaging;
https://www.asyousow.org/blog/2024/9/20/agreements-at-hormel-yum-highlight-2024-circular-economy-proxy-season
[10]	https://www.wendys.com/sites/default/files/2024-05/Wendys-2023-Corporate-Responsibility-Report.pdf
[11]	https://gc-data.emf.org/

112  The Wendy’s Company 2025 Proxy Statement

BE IT RESOLVED: Shareholders request that the Board issue a report, at reasonable expense and excluding proprietary information, describing how Wendy’s could reduce its plastic use by shifting away from single-use packaging in alignment with the findings of the Pew Report, or other authoritative sources, to reduce its contribution to plastic pollution.

SUPPORTING STATEMENT: The report should, at Board discretion:

•	Assess the reputational, financial, and operational risks associated with continuing to use substantial amounts of single-use plastic packaging while plastic pollution grows;

•	Evaluate dramatically reducing the amount of plastic used in our packaging through transitioning to reusables; and

•	Describe opportunities to pre-competitively work with peers to research and develop reusable packaging as an alternative to single-use packaging.

BOARD RECOMMENDATION

The Board of Directors recommends a vote AGAINST this proposal.

The Board has carefully considered this proposal and, while aligned with the Company’s corporate responsibility strategy, does not believe it is in the best interests of the Company or our stockholders in light of the significant efforts and commitments the Company has already made to reduce its environmental impact and to report to its stockholders on the progress of those efforts. As described below, (i) we have taken significant steps to reduce waste and transition to sustainably sourced customer-facing food and beverage packaging with a commitment to sustainably source 100% of our customer-facing packaging in the United States and Canada by 2026, (ii) we participate in industry collaboration to research and develop sustainable packaging and we utilize recognized third-party certification groups to validate our sustainable sourcing and packaging materials, (iii) we already report transparently on our packaging and sustainability progress with committed oversight by our Board.

Wendy’s has taken significant steps to reduce waste and transition to sustainably sourced customer-facing food and beverage packaging with a commitment to sustainably source 100% of our customer-facing packaging in the United States and Canada by 2026.

“Good Done Right” is Wendy’s commitment to “Do the Right Thing”. We are focused on critical areas of our business, including the Footprint pillar of our corporate responsibility strategy, where we are focused on delivering more with less environmental impact. Our customers are increasingly aware of packaging waste and its impact on the environment, and they are looking to reduce their own footprint in addition to expecting the businesses they frequent to do the same. To meet this demand and Do the Right Thing to reduce our environmental impact, we have already set a goal to sustainably source 100% of our customer-facing packaging in the United States and Canada by 2026. Our strategy to optimize our customer-facing packaging and transition to sustainable options includes using items that have higher recycled content, use fewer raw materials, adhere to an established restricted substance list, are recyclable, compostable or reusable, and/or are sourced from areas that do not contribute to deforestation. As described in more detail below, over the last several years, Wendy’s has taken significant steps to reduce waste and has made substantial progress to transition to more sustainable customer-facing food packaging.

•

Progress towards packaging sustainability. We have made substantial progress on our goal to sustainably source 100% of our consumer-facing packaging by 2026 and we provide annual updates on our progress toward this goal. In our most recent Corporate Responsibility Report, published in May 2024, we reported that 64% of our packaging had transitioned to meet our packaging goal as of the end of 2023. In our forthcoming 2024 Corporate Responsibility Report, we expect to report that approximately 75% of our packaging has transitioned as of the end of 2024. Some of the key packaging improvements we have made since setting our goal to sustainably source 100% of our customer-facing packaging include the following:

o

Cups. Cold beverage cups are one of the most common types of packaging we offer as most customer orders are accompanied by a drink. We have transitioned our entire cold beverage cup lineup to be more recyclable and since the end of 2022, our clear plastic drink cups, which are made from polypropylene and customers can recycle in select municipalities, were in all Wendy’s restaurants in the United States and Canada.[12] As of the end of 2023, all cups, excluding our 19 ounce cups, contained 20% recycled

[12]	Some locations prohibit plastic packaging entirely, and Wendy’s has identified alternatives in those limited markets.

  The Wendy’s Company 2025 Proxy Statement  113

content.[13] The new cups improve recyclability, increase the use of recycled plastic and recognize the critical role that advanced recycling material plays in accelerating a circular economy.

o

SFI Certifications for Paper Packaging: As of the end of 2023, our fry cartons in the United States and Canada achieved the Sustainable Forestry Initiative’s (SFI) “certified sourcing” standard and now feature the SFI label, indicating to customers that the fiber in the packaging came from responsibly managed forest lands. These rolled out to restaurants throughout 2024. We have now begun transitioning our chili cups and bakery bags in the United States and Canada to meet SFI’s “certified sourcing” standard, which will also feature the SFI label.

o

Cutlery, Lids and Straws. In our U.S. restaurants, all cutlery now incorporates 30% recycled content,[14] and in Canada, we continue to explore wooden cutlery options for areas with plastic/polymer bans. In Canada, we first transitioned from plastic to paper straws and have now transitioned to a lid that eliminates the straw altogether, although paper straws are still available upon request. Customers can recycle the strawless lid in select municipalities.

Wendy’s participates in industry collaboration to research and develop sustainable packaging and works with recognized third-party certification groups to validate our sustainable sourcing and packaging materials.

We recognize our voice can play a significant role in driving change. Wendy’s industry collaborations are crucial to identifying opportunities to transition our customer-facing restaurant packaging to more sustainable options and formulating category-specific improvement plans. When we evaluate new packaging options, we look for ways to balance the sustainability attributes we seek with materials and formats that meet the performance needs of their contents and our customers. Some examples of our participation in industry collaboration to foster trust, elevate our performance and help identify emerging trends include:

•

NextGen Consortium. Wendy’s participates in industry collaboration to obtain insights on improving recycling and advancing a circular economy for foodservice packaging through its participation in the NextGen Consortium. The NextGen Consortium is a multi-year industry collaboration managed by Closed Loop Partners’ Center for the Circular Economy and addresses single-use foodservice packaging waste by advancing the design, commercialization and recovery of alternatives to improve both the recyclability of packaging and the necessary infrastructure. In recent years, the NextGen Consortium has published research on reusable cup scalability and recoverability, shared a report on the path forward for paper cup recycling in the United States and kicked off a study on polypropylene recovery in recycling streams, all of which will provide valuable industry insights on improving recycling and advancing a circular economy for foodservice packaging. Most recently, Wendy’s supported a pilot hosted by the NextGen Consortium on reusable beverage cups in California and looks forward to learning from the insights generated by the pilot.

•

How2Recycle. Wendy’s is a member of the How2Recycle® label program, which is a U.S. and Canada-based labeling system that enables companies to clearly communicate how to recycle a package, improve the reliability, completeness and transparency of recyclability claims, provide a labeling system designed to follow key organizational guidance and increase the availability and quality of recycled material. Since implementing the label program, Wendy’s packaging in the United States and Canada features educational information for our customers on the proper way to dispose of and recycle consumer-facing restaurant packaging.

•

Third-Party Certifications. To validate the sustainable sourcing of our fiber packaging materials, we work with recognized third-party certification groups such as the Forest Stewardship Council (FSC), Sustainable Forestry Initiative (SFI) and Programme for the Endorsement of Forest Certification (PEFC).

Wendy’s will continue to identify and engage with additional organizations that can help the Company accomplish its goals of improving its packaging footprint.

Wendy’s already reports transparently on our packaging and sustainability progress with committed oversight by our Board.

We are committed to transparent disclosures with respect to our progress towards our sustainably sourced packaging goal. We regularly publish updates on our progress, including as part of our annual Corporate Responsibility Report, which gives our stockholders the information they need to assess our performance and progress.

[13]	The cups’ lids do not yet contain recycled content.
[14]	Excluding the cutlery wrapper, which does not incorporate recycled content at this time.

114  The Wendy’s Company 2025 Proxy Statement

Furthermore, our Board of Directors remains committed to helping us achieve our sustainably sourced packaging goal. The Board, through its Corporate Social Responsibility Committee, regularly reviews the Company’s sustainability goals, strategies and progress, and discusses ways in which the Company could further improve its progress.

For the reasons set forth above, the Board believes that issuing the requested report would be an unnecessary use of our resources that would not provide any additional value to the Company or its stockholders.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as votes “against” this proposal. Broker non-votes will not be included in the tabulation of voting results for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.

  The Wendy’s Company 2025 Proxy Statement  115

OTHER MATTERS

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Company is not aware of any other matters that are intended to be brought before the Annual Meeting. The proxy being solicited by the Board of Directors does, however, convey discretionary authority to the persons named as proxies in the accompanying proxy card to vote on any other matters that may properly come before the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named as proxies will vote the shares represented by properly submitted proxies in accordance with their best judgment, to the extent permitted by applicable legal and regulatory requirements.

CONTACTING DIRECTORS

If you would like to contact the Board of Directors, including the Chairman or the non-management directors as a group, or any individual director or directors, you may send written communications by e-mail to corporate-secretary@wendys.com or by mail in care of our corporate Secretary at our address provided below under the caption “—Principal Executive Offices.” Your communication should specify each intended recipient and will be forwarded by the corporate Secretary to each such recipient. Any communication that relates to the Company’s accounting, internal accounting controls or auditing matters will also be forwarded by the corporate Secretary to the Chair of the Audit Committee.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

Our Certificate of Incorporation and By-Laws provide that, except as otherwise provided by law, only business properly brought before an annual meeting of stockholders may be conducted at such meeting. To properly bring business before a meeting, a stockholder proponent and stockholder proposal (including Rule 14a-8 Proposals and Proxy Access Director Nominations, each defined below) must satisfy the applicable eligibility, notice, content, stock ownership and other requirements set forth in our Certificate of Incorporation and By-Laws. Rule 14a-8 Proposals must additionally meet the applicable requirements of Rule 14a-8 of the Exchange Act.

All stockholder proposals must be (i) addressed to the corporate Secretary and (ii) received by the Company, within the timeframes stated below, at our principal executive offices (to the address provided below under the caption “—Principal Executive Offices”). A stockholder who wishes to submit any business before the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) is encouraged to seek independent counsel regarding the requirements under our Certificate of Incorporation and By-Laws and SEC rules and regulations, and the Company reserves the right to forego consideration of any submitted business that is not timely or otherwise does not satisfy the appropriate requirements.

Bringing Stockholder Proposals Before the 2026 Annual Meeting

Stockholders may submit proposals (including director nominations) for consideration at the 2026 Annual Meeting that are not Rule 14a-8 Proposals, not Proxy Access Director Nominations and not otherwise intended for inclusion in the Company’s proxy materials for the 2026 Annual Meeting. To be timely and properly brought before the 2026 Annual Meeting, any such stockholder proposal must be received by the Company not earlier than January 21, 2026 and not later than February 20, 2026. However, if the date of the 2026 Annual Meeting occurs more than 30 days before, or more than 60 days after, May 21, 2026, the Company must receive such stockholder proposals (i) not earlier than 120 calendar days before the 2026 Annual Meeting date and (ii) not later than the later of (a) 90 calendar days before the 2026 Annual Meeting date or (b) the tenth day after the date on which we publicly disclose the 2026 Annual Meeting date by mail, in a press release or in a document filed with the SEC. Please note that delivery of any such stockholder proposal must be made personally or by mail. Delivery by e-mail, facsimile or other means will not satisfy the requirements of our Certificate of Incorporation.

In addition to satisfying the requirements under the Company’s Certificate of Incorporation with respect to the advance notice of any nomination, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must satisfy the requirements of Rule 14a-19 under the Exchange Act.

116  The Wendy’s Company 2025 Proxy Statement

Stockholder Proposals Intended for Inclusion in 2026 Proxy Materials (Rule 14a-8 Proposals)

Stockholders may submit proposals (other than Proxy Access Director Nominations) under Rule 14a-8 of the Exchange Act for inclusion in our 2026 proxy materials and consideration at the 2026 Annual Meeting (“Rule 14a-8 Proposals”). Pursuant to Rule 14a-8, to be timely and properly brought before the 2026 Annual Meeting, any Rule 14a-8 Proposal must be received by the Company not later than the close of business on December 5, 2025. Please note that, as SEC rules make clear, simply submitting a Rule 14a-8 Proposal does not guarantee that such proposal will be included in our 2026 proxy materials.

Director Nominations Intended for Inclusion in 2026 Proxy Materials (Proxy Access Director Nominations)

Our Certificate of Incorporation contains “proxy access” procedures for director nominations submitted by stockholders. As provided in more detail in our Certificate of Incorporation, proxy access permits a stockholder, or a group of up to 25 stockholders, owning 3% or more of the Company’s outstanding Common Stock continuously for at least three years, to nominate and include in the Company’s proxy materials director nominees constituting up to 20% of our Board of Directors (or 25%, if the number of directors serving on the Board is less than ten) (“Proxy Access Director Nominations”).

Stockholders may submit Proxy Access Director Nominations for inclusion in our 2026 proxy materials and consideration at the 2026 Annual Meeting. To be timely and brought before the 2026 Annual Meeting, any Proxy Access Director Nomination must be received by the Company not earlier than November 4, 2025 and not later than December 4, 2025. However, if the date of the 2026 Annual Meeting occurs more than 30 days before, or more than 60 days after, May 21, 2026, the Company must receive Proxy Access Director Nominations (i) not earlier than 120 calendar days before the 2026 Annual Meeting date and (ii) not later than the later of (a) 90 calendar days before the 2026 Annual Meeting date or (b) the tenth day after the date on which we publicly disclose the 2026 Annual Meeting date by mail, in a press release or in a document filed with the SEC. Please note that delivery of any such director nomination(s) must be made personally or by mail. Delivery by e-mail, facsimile or other means will not satisfy the requirements of our Certificate of Incorporation.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers, banks and other nominees follow the practice of “householding” proxy materials. This means that multiple beneficial owners of our Common Stock who share the same address or household may not receive separate copies of this Proxy Statement, the Notice of Internet Availability or the Company’s 2024 Annual Report to Stockholders. The Company will promptly deliver separate copies of such documents to stockholders who write or call the Secretary at our address and telephone number provided below under the caption “—Principal Executive Offices.”

Stockholders who wish to receive separate copies of the Company’s proxy materials in the future also may call or write to our corporate Secretary at the address and telephone number provided below under the caption “—Principal Executive Offices.” Alternatively, if you and other stockholders of record with whom you share an address currently receive multiple copies of the Company’s proxy materials, or if you hold stock in more than one account and, in either case, you wish to receive only one copy of the Company’s proxy materials for your household, you may contact our corporate Secretary at the address and telephone number provided below under the caption “—Principal Executive Offices.”

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2024 is included in the 2024 Annual Report to Stockholders that is being delivered, or made available electronically via the Internet, to stockholders with this Proxy Statement. Additional copies of the 2024 Form 10-K may be obtained free of charge by sending a written request to our corporate Secretary at the address provided below under the caption “—Principal Executive Offices.” The 2024 Form 10-K is also available on our Investor Relations website at www.irwendys.com/financials/sec-filings.

  The Wendy’s Company 2025 Proxy Statement  117

PRINCIPAL EXECUTIVE OFFICES

Our corporate Secretary is Mr. John Min. The mailing address and telephone number for our Secretary and principal executive offices are:

The Wendy’s Company

Attention: Chief Legal Officer and Secretary

One Dave Thomas Boulevard

Dublin, Ohio 43017-5452

Telephone: (614) 764-3100

Dublin, Ohio April 3, 2025	By Order of the Board of Directors: JOHN MIN Chief Legal Officer and Secretary

118  The Wendy’s Company 2025 Proxy Statement

ANNEX A

NON-GAAP RECONCILIATION TABLES AND

DISCLOSURE REGARDING NON-GAAP FINANCIAL MEASURES

The following table provides a reconciliation of net income to adjusted EBITDA for 2024, 2023, 2022, 2021 and 2020.

Reconciliations of Net Income to Adjusted EBITDA

Twelve Month Periods Ended December 29, 2024, December 31, 2023,

January 1, 2023, January 2, 2022 and January 3, 2021

(In Thousands; Unaudited)

	2024	2023	2022	2021	2020

Net income	$194,357	$204,440	$177,370	$200,392	$117,832

Provision for income taxes	78,056	74,978	66,135	40,186	34,963

Income before income taxes	272,413	279,418	243,505	240,578	152,795

Other income, net	(24,924)	(29,570)	(10,403)	(681)	(1,449)

Investment (income) loss, net	(11)	10,358	(2,107)	(39)	225

(Gain) loss on early extinguishment of debt, net	—	(2,283)	—	17,917	—

Interest expense, net	123,881	124,061	122,319	109,185	117,737

Operating profit	371,359	381,984	353,314	366,960	269,308

Plus (less):

Advertising funds revenue	(458,092)	(428,996)	(406,220)	(389,521)	(333,664)

Advertising funds expense[1]	455,390	424,652	414,545	386,751	330,760

Depreciation and amortization (exclusive of amortization of cloud computing arrangements shown separately below)	143,234	135,789	133,414	125,540	132,775

Amortization of cloud computing arrangements	14,701	12,778	2,394	—	—

System optimization gains, net	(1,219)	(880)	(6,779)	(33,545)	(3,148)

Reorganization and realignment costs	8,528	9,200	698	8,548	16,030

Impairment of long-lived assets	9,713	1,401	6,420	2,251	8,037

Adjusted EBITDA	$543,614	$535,928	$497,786	$466,984	$420,098

[1]

Excludes advertising funds expense of $21,919, $2,401, $15,116, $25,000 and $14,600 related to the Company’s funding of incremental advertising during 2024, 2023, 2022, 2021 and 2020, respectively. In addition, excludes other international-related advertising deficit of $827, $950 and $1,099 for 2024, 2023 and 2022, respectively. There was no international-related advertising deficit for 2021 and 2020.

The following table provides a reconciliation of net cash provided by operating activities to free cash flow for 2024.

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

Twelve Month Period Ended December 29, 2024

(In Thousands; Unaudited)

Net cash provided by operating activities	$355,307

Plus (less):

Capital expenditures	(94,388)

Advertising funds impact[1]	18,031

Free cash flow	$278,950

[1]

Advertising funds impact for 2024 includes the net change in the restricted operating assets and liabilities of the funds of $(20,733) and the advertising funds surplus included in net income of $2,702. Advertising funds impact for 2024 excludes the Company’s incremental funding of advertising of $21,919.

  The Wendy’s Company 2025 Proxy Statement  A-1

DISCLOSURE REGARDING NON-GAAP FINANCIAL MEASURES

The Company has included certain non-GAAP financial measures in the Proxy Statement, including adjusted EBITDA, systemwide sales and free cash flow. Adjusted EBITDA excludes certain expenses and benefits as detailed in the reconciliation tables in this Annex A. The Company uses these non-GAAP financial measures as internal measures of the Company’s business operating performance and as performance measures for benchmarking against the Company’s peers and competitors. Adjusted EBITDA and systemwide sales are also used by the Company in establishing performance goals for purposes of executive compensation, as discussed in the Proxy Statement. The Company believes its presentation of adjusted EBITDA and systemwide sales provides a meaningful perspective of the underlying operating performance of the Company’s current business and enables investors to better understand and evaluate the Company’s historical and prospective operating performance. The Company believes these non-GAAP financial measures are important supplemental measures of operating performance because they eliminate items that vary from period to period without correlation to our core operating performance and highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. Due to the nature and/or size of the items being excluded, such items do not reflect future gains, losses, expenses or benefits and are not indicative of our future operating performance. The Company believes investors, analysts and other interested parties use adjusted EBITDA and systemwide sales in evaluating issuers, and the presentation of these measures facilitates a comparative assessment of the Company’s operating performance in addition to the Company’s performance based on GAAP results.

The Proxy Statement also includes disclosures regarding the Company’s free cash flow. Free cash flow is a non-GAAP financial measure that is used by the Company as an internal measure of liquidity. Free cash flow is also used by the Company in establishing performance goals for purposes of executive compensation, as discussed in this Proxy Statement. The Company defines free cash flow as cash flows from operations minus (i) capital expenditures and (ii) the net change in the restricted operating assets and liabilities of the advertising funds and any excess/deficit of advertising funds revenue over advertising funds expense included in net income, as reported under GAAP. The impact of the Company’s advertising funds is excluded because the funds are used solely for advertising and are not available for the Company’s working capital needs. The Company may also make additional adjustments for certain non-recurring or unusual items, which would be detailed in the applicable reconciliation table. The Company believes free cash flow is an important liquidity measure for investors and other interested persons because it communicates how much cash flow is available for working capital needs or to be used for repurchasing shares, paying dividends, repaying or refinancing debt, financing possible acquisitions or investments or other uses of cash.

Adjusted EBITDA, systemwide sales and free cash flow are not recognized terms under GAAP, and the Company’s presentation of these non-GAAP financial measures in the Proxy Statement does not replace the presentation of the Company’s financial results in accordance with GAAP. Because all companies do not calculate adjusted EBITDA, systemwide sales and free cash flow (and similarly titled financial measures) in the same way, those measures as used by other companies may not be consistent with the way the Company calculates such measures. Adjusted EBITDA, systemwide sales and free cash flow should not be construed as substitutes for, or as better indicators of, the Company’s performance than the most directly comparable GAAP financial measures. See the reconciliation tables in this Annex A for additional information regarding certain of the non-GAAP financial measures included in this Proxy Statement.

A-2  The Wendy’s Company 2025 Proxy Statement

ANNEX B

RECONCILIATION OF NET INCOME TO WENDY’S ADJUSTED EBITDA

(2024 ANNUAL INCENTIVE PLAN)

The following table shows the specific adjustments applied in calculating Wendy’s Adjusted EBITDA for purposes of the Company’s 2024 annual incentive plan from the Company’s reported financial results for the fiscal year ended December 29, 2024.

Reconciliation of Net Income to Wendy’s Adjusted EBITDA (2024 Annual Incentive Plan)

Twelve Month Period Ended December 29, 2024

(In Thousands; Unaudited)

Net income	$194,357

Provision for income taxes	78,056

Income before income taxes	272,413

Other income, net	(24,924)

Investment income, net	(11)

Interest expense, net	123,881

Operating profit	371,359

Plus (less):

Advertising funds revenue	(458,092)

Advertising funds expense[1]	455,390

Depreciation and amortization (exclusive of amortization of cloud computing arrangements shown separately below)	143,234

Amortization of cloud computing arrangements	14,701

System optimization gains, net	(1,219)

Reorganization and realignment costs	8,528

Impairment of long-lived assets	9,713

Adjusted EBITDA	$543,614

Plus (less):

Impact from final bonus calculation	—

Adjusted EBITDA (2024 Annual Incentive Plan)	$543,614

[1]

Excludes advertising funds expense of $21,919 related to the Company funding of incremental advertising during 2024. In addition, excludes other international-related advertising deficit of $827 during 2024.

  The Wendy’s Company 2025 Proxy Statement  B-1

P.O. BOX 8016, CARY, NC 27512-9903

Go Green! To receive documents via e-mail, simply go to: www.proxydocs.com/WEN

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY:
The Wendy’s Company	Internet:
www.proxypush.com/WEN
Annual Meeting of Stockholders	• Cast your vote online
• Have your Proxy Card ready
• Follow the simple instructions to record your vote

For Stockholders of Record as of March 24, 2025	Phone:
Wednesday, May 21, 2025 11:00 AM, ET 2025 Annual Meeting of Stockholders to be held via the Internet - please visit www.proxydocs.com/WEN for more details	1-855-686-4803
• Use any touch-tone telephone, 24 hours a day,
7 days a week
• Have your Proxy Card ready
• Follow the simple recorded instructions

Mail:
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid
envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Kirk Tanner, Kenneth Cook and John Min (the “Named Proxies”), and each of them, with full power of substitution, as lawful agents and proxies, to vote all the shares of common stock of The Wendy’s Company (the “Company”) that the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders of the Company, and any adjournment or postponement thereof, upon the matters set forth herein, and in their discretion upon such other matters as may properly come before the meeting.

This proxy, if signed, dated and returned, will be voted as directed herein by the undersigned. If this proxy is signed, dated and returned without such direction, the shares will be voted FOR the election of each of the director nominees (proposal 1), FOR proposals 2 and 3, and AGAINST proposals 4, 5 and 6.

All proxies previously given or executed by the undersigned with respect to the shares of common stock represented by this proxy are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of 2025 Annual Meeting of Stockholders, Proxy Statement for the 2025 Annual Meeting of Stockholders and 2024 Annual Report to Stockholders.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

The Wendy’s Company 2025 Annual Meeting of Stockholders

Please make your marks like this:  Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES (PROPOSAL 1), FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4, 5 AND 6.

BOARD OF
DIRECTORS
	PROPOSAL		YOUR VOTE		RECOMMENDS

1.	Election of Directors	FOR	AGAINST	ABSTAIN
	1.01 Arthur B. Winkleblack	☐	☐	☐	FOR

	1.02 Peter W. May	☐	☐	☐	FOR

	1.03 Matthew H. Peltz	☐	☐	☐	FOR

	1.04 Wendy C. Arlin	☐	☐	☐	FOR

	1.05 Michelle Caruso-Cabrera	☐	☐	☐	FOR

	1.06 Kristin A. Dolan	☐	☐	☐	FOR

	1.07 Richard H. Gomez	☐	☐	☐	FOR

	1.08 Michelle J. Mathews-Spradlin	☐	☐	☐	FOR

	1.09 Peter H. Rothschild	☐	☐	☐	FOR

	1.10 Kirk Tanner	☐	☐	☐	FOR

		FOR	AGAINST	ABSTAIN

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.	☐	☐	☐	FOR

3.	Advisory resolution to approve executive compensation.	☐	☐	☐	FOR

4.	Stockholder proposal regarding an emissions reduction assessment, if properly presented at the Annual Meeting.	☐	☐	☐	AGAINST

5.	Stockholder proposal regarding worker-driven social responsibility, if properly presented at the Annual Meeting.	☐	☐	☐	AGAINST

6.	Stockholder proposal regarding single-use plastics, if properly presented at the Annual Meeting.	☐	☐	☐	AGAINST

*If any other matters properly come before the meeting, shares represented by properly submitted proxies will be voted on such matters in the discretion of the Named Proxies.

Only stockholders of record as of the close of business on March 24, 2025, the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy card and/or voting instruction form.

Signature (and Title if applicable) Date	Signature (if held jointly) Date